                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               USLICO CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                MR. JEFFREY HAHN
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

            $47,257.51
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

            PRE 14A
        ------------------------------------------------------------------------
     3) Filing Party:

            NWNL COMPANIES, INC.
        ------------------------------------------------------------------------
     4) Date Filed:

            10/3/94
        ------------------------------------------------------------------------

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 1994

                                                       REGISTRATION NO. 33-56703
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            THE NWNL COMPANIES, INC.
           (Exact name of the Registrant as specified in its charter)

            DELAWARE                            6311                           41-1620373
(State or other jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 incorporation or organization)     Classification Code Number)           Identification No.)

                           20 WASHINGTON AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55401
                                 (612) 372-5432
                         (Address and telephone number
                of the Registrant's principal executive offices)
                           --------------------------

                                ROYCE N. SANNER
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            THE NWNL COMPANIES, INC.
                           20 WASHINGTON AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55401
                                 (612) 372-5601
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                           --------------------------

                                   COPIES TO:

       Gerald T. Flom                        Richard R. Crowl                      Paul C. Meyer
      Thomas G. Morgan         Vice President and Associate General Counsel        Rogers & Wells
Faegre & Benson Professional             The NWNL Companies, Inc.                 200 Park Avenue
Limited Liability Partnership           20 Washington Avenue South            New York, New York 10166
     2200 Norwest Center               Minneapolis, Minnesota 55401                (212) 878-8000
Minneapolis, Minnesota 55402                  (612) 372-5479
       (612) 336-3000

                           --------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
            UPON THE EFFECTIVE TIME OF THE MERGER DESCRIBED HEREIN.

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

   [LOGO]             The NWNL Companies
                      The NWNL Companies
                      20 Washington Avenue South
                      Minneapolis, Minnesota 55401         December 2, 1994

Dear NWNL Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders to be held at 9:00 a.m., local time, on January 11, 1995, at the general offices of the Corporation, 20 Washington Avenue South, Minneapolis, Minnesota.

    At the Special Meeting, you will be asked to consider and vote upon a proposal providing for the Merger of USLICO Corporation, a Virginia corporation, with and into The NWNL Companies, Inc. pursuant to the terms of an Agreement and Plan of Merger, dated as of September 11, 1994 (the "Merger Agreement"), by and between NWNL and USLICO. Under the terms of the Merger Agreement, each outstanding share of USLICO Common Stock will be converted into and exchanged for .69 of a share of NWNL Common Stock, subject to adjustment in the event the average of the per share closing prices of NWNL Common Stock for a period of 20 days prior to the consummation of the Merger is greater than $37.20 or less than $28.26, all as described in the enclosed Joint Proxy Statement/Prospectus.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

    The Merger is subject to a number of conditions, including obtaining the approval of the shareholders of NWNL and USLICO. A special meeting of the shareholders of each company has been scheduled for January 11, 1995 to consider the Merger. A summary of the basic terms and conditions of the Merger, a description of the businesses of NWNL and USLICO, certain financial and other information relating to NWNL, USLICO and the Merger, and a copy of the Merger Agreement are set forth in the accompanying Joint Proxy Statement/Prospectus. In view of the importance of the Merger, please read carefully the enclosed materials.

    The affirmative vote of the holders of a majority of the votes of the outstanding shares of NWNL Common Stock and NWNL ESOP Preferred Stock, voting together as a class, is required for approval of the Merger. Each share of NWNL Common Stock is entitled to one vote and each share of NWNL ESOP Preferred Stock is entitled to two votes at the Special Meeting. The vote of each shareholder is important. Accordingly, we urge you to complete, sign, date and return the enclosed proxy immediately whether or not you plan to attend the meeting. You may, of course, attend the meeting and vote in person even if you have returned a proxy.


                                          Very truly yours,

                                                       [LOGO]
                                          JOHN G. TURNER
                                          CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER

   [LOGO]             The NWNL Companies
                      The NWNL Companies
                      20 Washington Avenue South
                      Minneapolis, Minnesota 55401         December 2, 1994

                            ------------------------

                           NOTICE OF SPECIAL MEETING
                         TO BE HELD ON JANUARY 11, 1995

                            ------------------------

    A Special Meeting of Shareholders of The NWNL Companies, Inc. ("NWNL") will be held on January 11, 1995, at 9:00 a.m., local time, at the general offices of the Corporation, 20 Washington Avenue South, Minneapolis, Minnesota 55401, for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 11, 1994 (the "Merger Agreement"), by and between NWNL and USLICO Corporation, a Virginia corporation ("USLICO"), and, as contemplated thereby, the Merger of USLICO with and into NWNL, in connection with which each outstanding share of USLICO Common Stock, $1 par value, will be converted into .69 of a share of NWNL Common Stock, without par value, subject to adjustment in the event that the average of the per share closing prices of NWNL Common Stock for a period of 20 trading days prior to the consummation of the Merger is greater than $37.20 or less than $28.26, all as more fully set forth in the accompanying Joint Proxy Statement/Prospectus and in the Merger Agreement, a copy of which is attached thereto as Exhibit A; and

    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    Holders of record of Common Stock and ESOP Preferred Stock at the close of business on December 1, 1994 are the only shareholders entitled to vote at the Special Meeting and any adjournment thereof.

    All shareholders are cordially invited to attend the Special Meeting. Even if you plan to be present, the Board of Directors requests that you promptly complete, sign, date and mail the enclosed proxy. If you attend the meeting, you may vote either in person or by your proxy.

                                                       [LOGO]
                                          JOHN G. TURNER
                                          CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER

                             YOUR VOTE IS IMPORTANT

 YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING.

                                     [LOGO]

                                                                December 2, 1994
Dear USLICO Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders to be held at 10:00 a.m., local time, on January 11, 1995, in the auditorium of the United Services Life Insurance Company Building, 3rd Floor, 950 North Glebe Road, Arlington, Virginia.

    The Board of Directors has approved a Merger Agreement pursuant to which the Corporation will be merged with and into The NWNL Companies, Inc. Under the terms of the Merger Agreement, each outstanding share of USLICO Common Stock will be converted into and exchanged for .69 of a share of NWNL Common Stock, subject to adjustment in the event the average of the per share closing prices of NWNL Common Stock for a period of 20 days prior to the consummation of the Merger is greater than $37.20 or less than $28.26, all as described in the enclosed Joint Proxy Statement/Prospectus.

    If the Merger is approved by the NWNL and USLICO shareholders, USLICO intends to pay a special cash dividend of $0.45 per share of USLICO Common Stock and to redeem the Rights under the USLICO Share Rights Plan at a redemption price of $0.05 per Right. As a result of these payments, each holder of record of USLICO Common Stock on a record date to be set by the USLICO Board will receive an aggregate payment of $0.50 per share of USLICO Common Stock. If the Merger is not approved, USLICO does not intend to make such payment.

    The Merger represents a strategic opportunity for the shareholders of USLICO to participate in what your Board of Directors believes will be the enhanced value of the combined entity.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF USLICO AND THE USLICO SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

    The Merger is subject to a number of conditions, including obtaining the approval of the shareholders of USLICO and NWNL. A special meeting of the shareholders of each company has been scheduled for January 11, 1995 to consider the Merger. A summary of the basic terms and conditions of the Merger, a description of the businesses of USLICO and NWNL, certain financial and other information relating to USLICO, NWNL and the Merger and a copy of the Merger Agreement are set forth in the accompanying Joint Proxy Statement/Prospectus. Please review and consider the enclosed materials carefully.

    The affirmative vote of more than two-thirds of the outstanding shares of USLICO Common Stock is required for approval of the Merger. Whether or not you are able to attend the meeting, it is important that your shares be represented. An abstention or failure to vote will have the same effect as a vote against the Merger. Therefore, please promptly complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If the Merger is approved, you will be sent a letter of transmittal with instructions for surrendering your stock certificates. Please do not send your certificates until you receive these materials.

                                          Sincerely,

                                                      [LOGO]
                                          DANIEL J. CALLAHAN, III
                                          CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER

                               USLICO CORPORATION
                               ------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 11, 1995

                            ------------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of USLICO Corporation ("USLICO") will be held at 10:00 a.m., local time, on January 11, 1995, in the auditorium of the United Services Life Insurance Company Building, 3rd Floor, 950 North Glebe Road, Arlington, Virginia 22203, for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 11, 1994 (the "Merger
       Agreement"), by and between USLICO and The NWNL Companies, Inc., a Delaware corporation ("NWNL"), and, as contemplated thereby, the Merger of USLICO with and into NWNL, in connection with which each outstanding share of USLICO Common Stock, $1 par value, will be converted into .69 of a share of NWNL Common Stock, without par value, subject to adjustment in the event that the average of the per share closing prices of NWNL Common Stock for a period of 20 trading days prior to the consummation of the Merger is greater than $37.20 or less than $28.26, all as more fully set forth in the accompanying Joint Proxy Statement/Prospectus and in the Merger Agreement, a copy of which is attached thereto as Exhibit A; and

    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on November 2, 1994 are entitled to vote at the Special Meeting or any adjournment thereof.

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. THE AFFIRMATIVE VOTE OF MORE THAN TWO-THIRDS OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THE MERGER. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, AS IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

December 2, 1994                          BY ORDER OF THE BOARD OF DIRECTORS

                                                        [LOGO]
                                          JEFFREY P. HAHN
                                          SENIOR VICE PRESIDENT,
                                           GENERAL COUNSEL AND SECRETARY

                        JOINT PROXY STATEMENT/PROSPECTUS
                             ---------------------

                PROXY STATEMENT OF THE NWNL COMPANIES, INC. AND
                               USLICO CORPORATION
                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 11, 1995
                             ---------------------

                     PROSPECTUS OF THE NWNL COMPANIES, INC.
                             SHARES OF COMMON STOCK
                             ---------------------

    This Joint Proxy Statement/Prospectus is being furnished to the shareholders of The NWNL Companies, Inc., a Delaware corporation ("NWNL"), and the shareholders of USLICO Corporation, a Virginia corporation ("USLICO"), in connection with the solicitation of proxies by their respective Boards of Directors for use at a special meeting of shareholders of NWNL (the "NWNL Special Meeting") and at a special meeting of shareholders of USLICO (the "USLICO Special Meeting"), each of which has been called to consider and vote on a proposal to approve and adopt an Agreement and Plan of Merger by and between NWNL and USLICO, dated as of September 11, 1994 (the "Merger Agreement"), and, as contemplated thereby, the merger of USLICO with and into NWNL (the "Merger"). Upon consummation of the Merger, each outstanding share of Common Stock, $1 par value per share, of USLICO ("USLICO Common Stock") at the Effective Time (as defined herein) will be converted into a fraction of a share of Common Stock, without par value, of NWNL ("NWNL Common Stock"), and, in certain circumstances, the right to be paid cash in certain amounts, to be determined as follows (the "Exchange Ratio"): (i) if the average of the per share closing sale prices of NWNL Common Stock on the New York Stock Exchange, Inc. ("NYSE") Composite Tape for the 20 trading days immediately prior to the Approval Date (as defined herein) (the "Exchange Price") is equal to or greater than $28.26 and not greater than $37.20, the fraction of a share of NWNL Common Stock to be received for each share of USLICO Common Stock shall be .69, (ii) if the Exchange Price is greater than $37.20, the fraction of a share of NWNL Common Stock to be received for each share of USLICO Common Stock shall be the quotient (determined to the third decimal place without rounding) obtained by dividing $25.669 by the Exchange Price, or (iii) if the Exchange Price is less than $28.26 and greater than $25.36, the fraction of a share of NWNL Common Stock to be received for each share of USLICO Common Stock shall be calculated in accordance with one of the alternatives, as designated by NWNL, set forth in the following sentence. The ratio shall be (A) a number equal to the quotient (determined to the third decimal place without rounding) obtained by dividing $19.50 by the Exchange Price (the "Revised Exchange Ratio"); or (B) .69, in which event there shall be payable in cash by NWNL as additional consideration for each share of USLICO Common Stock an amount equal to (x) the Revised Exchange Ratio less .69, multiplied by (y) the Exchange Price; or (C) a number greater than .69 and less than the Revised Exchange Ratio as shall be designated by NWNL (the "Designated Exchange Ratio"), in which event there shall be payable in cash by NWNL as additional consideration for each share of USLICO Common Stock an amount equal to (x) the Revised Exchange Ratio less the Designated Exchange Ratio, multiplied by (y) the Exchange Price. If the Exchange Price is equal to or less than $25.36, either NWNL or USLICO may terminate the Merger Agreement or NWNL and USLICO may mutually agree to a revised ratio calculated under the methodology contained in alternative (A), (B) or (C) as discussed in the preceding sentence, using such Exchange Price to compute the Revised Exchange Ratio and any Designated Exchange Ratio. The Approval Date is the date when certain conditions precedent to the Merger have been satisfied and is expected to be three days prior to the Effective Time of the Merger. Cash will be paid in lieu of the issuance of fractional shares. Each outstanding USLICO employee stock option that is not purchased by USLICO prior to the Effective Time will be assumed by NWNL and will be exercisable on the same terms and conditions as under the USLICO option plan under which such option was granted and related stock option agreement, except that each such option will be exercisable for the number of shares of NWNL

                                               (CONTINUED ON THE FOLLOWING PAGE)

Common Stock (and, in certain circumstances, the right to be paid cash in certain amounts) as would have been received pursuant to the Merger for the shares of USLICO Common Stock subject to the option had the option been exercisable and exercised immediately prior to the Effective Time, and the exercise price of such option will be correspondingly adjusted. Upon consummation of the Merger, the shareholders of NWNL will continue to hold their shares of NWNL Common Stock, ESOP Convertible Preferred Stock ("NWNL ESOP Preferred Stock") and 10% Senior Cumulative Preferred Stock ("NWNL Senior Preferred Stock"), without any change in number, designation, terms or rights. See "The Merger" and the Merger Agreement, which is attached as Exhibit A to this Joint Proxy Statement/Prospectus.

    If the Merger is approved by the NWNL and USLICO shareholders, USLICO intends to pay a special cash dividend of $0.45 per share of USLICO Common Stock and to redeem the Rights under the USLICO Share Rights Plan at a redemption price of $0.05 per Right, aggregating cash distributions equivalent to $0.50 per share of USLICO Common Stock. Such payments will be made to holders of record of USLICO Common Stock on a record date to be set by the USLICO Board. If the Merger is not approved, USLICO does not intend to make such payments.

    The consummation of the Merger is subject to obtaining requisite approvals from the respective shareholders of NWNL and USLICO, necessary regulatory approvals and certain other conditions, all as more fully described in this Joint Proxy Statement/Prospectus. See "General Information" and "The Merger -- Conditions to Consummation of the Merger".

    THE RESPECTIVE BOARDS OF DIRECTORS OF NWNL AND USLICO HAVE UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMEND THAT THEIR RESPECTIVE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER.

    This Joint Proxy Statement/Prospectus is being mailed or delivered to shareholders of NWNL and USLICO on or about December 5, 1994. This Joint Proxy Statement/Prospectus also constitutes the prospectus of NWNL with respect to shares of NWNL Common Stock, including Rights to Purchase Preferred Stock of NWNL (see "Description of NWNL Capital Stock -- Share Rights Plan"), to be issued in connection with the Merger.

    The consideration receivable by USLICO shareholders upon exchange of their shares of USLICO Common Stock for shares of NWNL Common Stock will vary depending on the Exchange Price, as discussed above. For example, if the Exchange Price is $37.20, shareholders of USLICO will be entitled to receive NWNL Common Stock and cash distributions with an aggregate value of $26.17 in exchange for each share of USLICO Common Stock held by them. If the Exchange Price is $28.26, USLICO shareholders will be entitled to receive NWNL Common Stock and cash distributions with an aggregate value of $20.00 in exchange for each share of USLICO Common Stock held by them. If the Exchange price is $25.37, shareholders of USLICO will be entitled to receive, at the designation of NWNL, NWNL Common Stock and cash distributions with an aggregate value of $20.00 in exchange for each share of USLICO Common Stock held by them. On December 1, 1994, the last full trading day for which closing sale prices were available at the time of the printing of this Joint Proxy Statement/ Prospectus, the closing sale price per share of NWNL Common Stock on the NYSE Composite Tape was $27.875 and the closing sale price per share of USLICO Common Stock on the NYSE Composite Tape was $20.00. Based on the closing sale price per share of NWNL Common Stock on December 1, 1994, and including the cash distributions, as a result of the Merger shareholders of USLICO would be entitled to receive NWNL Common Stock and cash with an aggregate value of $20.00 in exchange for each share of USLICO Common Stock held by them. See the above discussion of the determination of the Exchange Price, Exchange Ratio, Revised Exchange Ratio and Designated Exchange Ratio. USLICO shareholders will not be furnished information from NWNL regarding the actual Exchange Price, which will be determinable from publicly-available information.

THE SHARES OF NWNL COMMON STOCK TO BE ISSUED PURSUANT TO THE MERGER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

     THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS DECEMBER 2, 1994.

                             AVAILABLE INFORMATION

    NWNL and USLICO are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information can be inspected and copied at the public reference facility of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Seven World Trade Center, Suite 1300, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained by mail from the public reference section of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, reports, proxy statements and other information filed by NWNL and USLICO may be inspected and copied at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    This Joint Proxy Statement/Prospectus constitutes a part of a registration statement on Form S-4 (herein, together with all amendments and exhibits, referred to as the "Registration Statement") filed by NWNL with the SEC under the Securities Act of 1933, as amended (the "Securities Act"). This Joint Proxy Statement/Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement for further information with respect to NWNL and the NWNL securities offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of the document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. NWNL WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF ANY OR ALL OF SUCH DOCUMENTS RELATING TO NWNL (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED THEREIN BY REFERENCE), AND SUCH REQUESTS SHOULD BE DIRECTED TO THE NWNL COMPANIES, INC., 20 WASHINGTON AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55401, ATTN: SECRETARY, TELEPHONE (612) 372-5601. USLICO WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF ANY OR ALL OF SUCH DOCUMENTS RELATING TO USLICO (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED THEREIN BY REFERENCE), AND SUCH REQUESTS SHOULD BE DIRECTED TO USLICO CORPORATION, 4601 FAIRFAX DRIVE, P.O. BOX 3700, ARLINGTON, VIRGINIA 22203, ATTN: SECRETARY, TELEPHONE (703) 875-3600. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS PRIOR TO THE NWNL SPECIAL MEETING AND THE USLICO SPECIAL MEETING, ANY REQUEST SHOULD BE MADE BY JANUARY 6, 1995.

    The following documents filed with the SEC by NWNL (File No. 1-10640) pursuant to the Exchange Act are incorporated herein by reference:

        (i) NWNL's Annual Report on Form 10-K for the year ended December 31, 1993 (which incorporates by reference certain portions of NWNL's 1993 Annual Report to Shareholders, including financial statements and accompanying information, and certain portions of NWNL's definitive proxy statement for NWNL's 1994 Annual Meeting of Shareholders) (the "NWNL 10-K"), Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994, June 30, 1994 and September 30, 1994 (the "NWNL 10-Qs") and Current Reports on Form 8-K dated September 12, 1994 and September 28, 1994; and

        (ii) NWNL's Form 8-K/A dated May 20, 1993 to NWNL's Current Report on Form 8-K dated January 17, 1989 filed by NWNL in lieu of a Registration Statement on Form 8-B and NWNL's Amendment on Form 8A/A dated September 12, 1994 to a Registration Statement on Form 8-A dated October 4, 1989, as amended on February 15, 1990 (File No. 0-17441), which contain a description of the NWNL Common Stock and related Rights to Purchase Preferred Stock of NWNL.

    The following documents filed with the SEC by USLICO (File No. 0-12694) pursuant to the Exchange Act are incorporated herein by reference: USLICO's Annual Report on Form 10-K for the year ended December 31, 1993 (which incorporates by reference certain portions of USLICO's 1993 Annual Report to Shareholders, including financial statements and accompanying information, and certain portions of USLICO's definitive proxy statement for USLICO's 1994 Annual Meeting of Shareholders) and Amendment No. 1 thereto on Form 10-K/A filed on December 1, 1994 (the "USLICO 10-K") and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994, June 30, 1994 and September 30, 1994 (the "USLICO 10-Qs").

    All documents filed by NWNL or USLICO pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the NWNL Special Meeting or the USLICO Special Meeting shall be deemed to be incorporated by reference into this Joint Proxy Statement/Prospectus and to be made a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for the purposes hereof to the extent that a statement contained herein (or in any subsequently filed document which also is incorporated herein by reference) modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.
                            ------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NWNL OR USLICO OR ANY OTHER PERSON. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF NWNL OR USLICO SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED OR INCORPORATED HEREIN BY REFERENCE IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

    FOR NORTH CAROLINA INVESTORS: THE COMMISSIONER OF INSURANCE OF THE STATE OF NORTH CAROLINA HAS NOT APPROVED OR DISAPPROVED THIS OFFERING, NOR HAS SUCH COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS.

                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
AVAILABLE INFORMATION..........................          3
INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE....................................          3
SUMMARY........................................          6
  General......................................          6
  The Parties to the Merger....................          6
  The Special Meetings.........................          6
  Required Vote................................          7
  Recommendations of the Boards of Directors...          8
  Fairness Opinions With Respect to the
   Merger......................................          8
  Payment by USLICO of Special Distributions...          8
  The Merger...................................          8
  Certain Investment Considerations............         11
  No Dissenters' Rights in the Merger..........         11
  Certain Federal Income Tax Consequences......         11
  Comparative Rights of USLICO Shareholders
   Before and After the Merger.................         11
  Market Price and Dividend Data...............         11
  Selected Historical Financial Data...........         12
  Unaudited Pro Forma Combined Selected
   Financial Data..............................         17
  Comparative Unaudited Per Share Data.........         18
GENERAL INFORMATION............................         19
  The Special Meetings.........................         19
  Vote Required at NWNL Special Meeting........         19
  Vote Required at USLICO Special Meeting......         20
  Solicitation of Proxies......................         21
  Other Matters................................         22
BACKGROUND OF THE MERGER.......................         22
RECOMMENDATIONS OF THE BOARDS OF DIRECTORS AND
  REASONS FOR THE MERGER.......................         26
  NWNL.........................................         26
  USLICO.......................................         27
OPINIONS OF DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION.......................         31
OPINIONS OF MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED...........................         35
  General......................................         35
  Materials and Information Considered With
   Respect to the Merger.......................         35
  Written Opinion for Joint Proxy Statement/
   Prospectus..................................         39
  Limitations on Opinions......................         39
  Fees Payable to Merrill Lynch................         39
THE MERGER.....................................         40
  General......................................         40
  Effective Time and Effect of the Merger......         40
  Exchange of Shares...........................         41
  Payment by USLICO of Special Distributions...         41
  Employee Benefit Plans and Stock Options.....         41
  Conditions to Consummation of the Merger.....         42
  Representations, Warranties and Covenants....         43
  Amendment, Termination and Waiver............         44
  Expenses and Termination Payments............         44
  USLICO Stock Option..........................         45
  Stock Exchange Listing.......................         45
  Certain Legal Matters........................         46
  Conduct of Business Prior to the Merger......         46
  No Solicitation of Acquisition
   Transactions................................         47
  Indemnification and Insurance................         47
  Interests of Certain Persons in the Merger...         47
  Litigation...................................         49
  Federal Income Tax Consequences..............         49
  Business and Management After the Merger.....         51
  Debt Assumption and Refinancing..............         51
  Resale of Shares by USLICO Affiliates........         51

                                                   PAGE
                                                 ---------
NO DISSENTERS' RIGHTS..........................         51
  NWNL Shareholders............................         51
  USLICO Shareholders..........................         51
UNAUDITED PRO FORMA COMBINED CONDENSED
  FINANCIAL STATEMENTS.........................         52
BUSINESS OF NWNL...............................         59
  Overview.....................................         59
  Individual Insurance.........................         59
  Employee Benefits............................         61
  Life and Health Reinsurance..................         61
  Pension......................................         62
  Investments..................................         63
  Competition..................................         63
  Health Care Proposals........................         64
BUSINESS OF USLICO.............................         65
  Overview.....................................         65
  Individual Life Insurance....................         65
  Payroll Deduction and Group Life Insurance...         65
  Individual Annuities.........................         66
  Investments..................................         66
  Competition and Regulation...................         66
MANAGEMENT OF NWNL.............................         67
  General......................................         67
  New Director.................................         67
DESCRIPTION OF NWNL CAPITAL STOCK..............         68
  General......................................         68
  Preferred Stock..............................         68
  Dividends....................................         69
  Voting Rights................................         70
  Share Rights Plan............................         70
  Liquidation..................................         71
  Limitations on Change in Control.............         71
  Limitation on Certain Liability of Directors
   and Indemnification.........................         72
  Transfer Agent...............................         72
MARKET PRICE AND DIVIDEND INFORMATION FOR NWNL
  AND USLICO COMMON STOCK......................         72
COMPARATIVE RIGHTS OF SHAREHOLDERS OF USLICO
  AND NWNL.....................................         73
  General......................................         73
  NWNL Preferred Stock.........................         73
  Voting Rights................................         74
  Amendment of the NWNL Certificate............         74
  Transactions with Interested Shareholders....         75
  Anti-Takeover Provisions.....................         75
  NWNL Share Rights Plan.......................         76
  Consideration of Other Constituencies........         76
  Dissenters' Rights...........................         77
  Requirement for Advance Notification for
   Shareholder Nominations and Proposals.......         77
  Restrictions on Dividend Payments and the
   Repurchase of Stock.........................         77
  Limitations on Liability and Indemnification
   of Directors................................         77
LEGAL MATTERS..................................         78
EXPERTS........................................         78
SHAREHOLDER PROPOSALS..........................         79
  NWNL Shareholder Proposals...................         79
  USLICO Shareholder Proposals.................         79
INDEPENDENT ACCOUNTANTS........................         79

EXHIBIT A -- Agreement and Plan of Merger......        A-1
EXHIBIT B -- Opinion of Donaldson, Lufkin &
  Jenrette Securities Corporation..............        B-1
EXHIBIT C -- Opinion of Merrill Lynch, Pierce,
  Fenner & Smith Incorporated..................        C-1

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS, THE EXHIBITS HERETO AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. A COPY OF THE MERGER AGREEMENT IS ATTACHED AS EXHIBIT A TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND REFERENCE IS MADE THERETO FOR A COMPLETE DESCRIPTION OF THE TERMS OF THE MERGER. ALL INFORMATION CONCERNING NWNL INCLUDED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS HAS BEEN FURNISHED BY NWNL AND ALL INFORMATION CONCERNING USLICO INCLUDED OR INCORPORATED HEREIN BY REFERENCE HAS BEEN FURNISHED BY USLICO. EACH SHAREHOLDER SHOULD READ CAREFULLY THIS JOINT PROXY STATEMENT/PROSPECTUS AND THE EXHIBITS HERETO IN THEIR ENTIRETY.

GENERAL

    This Joint Proxy Statement/Prospectus relates to the proposed Merger of USLICO with and into NWNL pursuant to the Merger Agreement. See "The Merger".

THE PARTIES TO THE MERGER

    NWNL. NWNL is a holding company whose subsidiaries specialize in the life insurance business. Through Northwestern National Life Insurance Company and other subsidiaries, NWNL issues and distributes individual life insurance and annuities, group life and health insurance, life and health reinsurance, and markets and manages mutual funds. As used herein, the term NWNL refers to The NWNL Companies, Inc. and its subsidiaries, unless the context otherwise requires. The principal executive offices of NWNL are located at 20 Washington Avenue South, Minneapolis, Minnesota 55401, and its telephone number at that address is (612) 372-5432. See "Business of NWNL".

    USLICO. USLICO is an insurance holding company whose primary subsidiaries, United Services Life Insurance Company and Bankers Security Life Insurance Society, are engaged in the life insurance business. USLICO's life insurance companies offer primarily life insurance and annuity products, with specialization in the military and payroll deduction life insurance markets and distribution of annuities through banks. USLICO also has several smaller subsidiaries that provide investment management services and sell insurance and other financial products. As used herein, the term USLICO refers to USLICO Corporation and its subsidiaries, unless the context otherwise requires. The principal executive offices of USLICO are located at 4601 Fairfax Drive, Arlington, Virginia 22203, and its telephone number at that address is (703) 875-3600. See "Business of USLICO".

THE SPECIAL MEETINGS

    TIME, DATE AND PLACE. The NWNL Special Meeting will be held on January 11, 1995, at the general offices of NWNL, 20 Washington Avenue South, Minneapolis, Minnesota 55401, at 9:00 a.m., local time.

    The USLICO Special Meeting will be held on January 11, 1995, in the auditorium of the United Services Life Insurance Company Building, 3rd Floor, 950 North Glebe Road, Arlington, Virginia 22203, at 10:00 a.m., local time.

    RECORD DATE, QUORUM AND SHARES ENTITLED TO VOTE. Only holders of record of shares of NWNL Common Stock and NWNL ESOP Preferred Stock at the close of business on December 1, 1994 are entitled to vote at the NWNL Special Meeting and any and all adjournments thereof. Holders of NWNL Senior Preferred Stock are not entitled to vote at the NWNL Special Meeting. As of December 1, 1994, there were outstanding 29,774,716 shares of NWNL Common Stock and 1,306,333 shares of NWNL ESOP Preferred Stock which are entitled to vote at the NWNL Special Meeting. Each share of NWNL Common Stock is entitled to one vote and each share of NWNL ESOP Preferred Stock is entitled to two votes at the NWNL Special Meeting.

    Only holders of record of shares of USLICO Common Stock at the close of business on November 2, 1994 are entitled to vote at the USLICO Special Meeting. At the close of business on November 2, 1994, there were outstanding 10,763,132 shares of USLICO Common Stock which are entitled to vote at the USLICO Special Meeting. Each share of USLICO Common Stock is entitled to one vote at the USLICO Special Meeting.

    The presence either in person or by properly executed proxy of the holders of a majority of the outstanding shares of NWNL Common Stock and NWNL ESOP Preferred Stock and of the outstanding shares of USLICO Common Stock entitled to vote, respectively, at the NWNL Special Meeting and the USLICO Special Meeting is necessary to constitute a quorum at each such special meeting.

    If a quorum is not present at such a special meeting, the shareholders present, by vote of a majority of the votes cast by shareholders entitled to vote thereon, may adjourn the meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally held and proxies will be voted thereat as directed.

    PROXIES AND REVOCATION OF PROXIES. The enclosed proxy card permits each shareholder to specify that shares be voted "FOR" or "AGAINST" (or "ABSTAIN" from) approval and adoption of the Merger Agreement and the Merger. If properly executed and returned, such proxy will be voted in accordance with the choice specified. Where a signed proxy card is returned, but no choice is specified, the shares will be voted FOR approval and adoption of the Merger Agreement and the Merger.

    A proxy relating to the NWNL Special Meeting or USLICO Special Meeting may be revoked by the shareholder at any time before it is exercised; however, mere attendance at a special meeting will not itself have the effect of revoking the proxy. NWNL shareholders may revoke a proxy before being voted by filing written notice with NWNL, by executing and filing a subsequently dated proxy with NWNL, or by voting in person at the NWNL Special Meeting. A USLICO shareholder may revoke a proxy by a subsequently dated proxy, by written notice of revocation received by USLICO not later than the close of business on January 10, 1994, or by the holder of record voting in person at the USLICO Special Meeting.

    PURPOSE OF SPECIAL MEETINGS. At the NWNL and USLICO Special Meetings, shareholders of NWNL and USLICO, respectively, will be asked to consider and vote on a proposal to approve and adopt the Merger Agreement and the Merger and such other matters as may be properly brought before such special meetings.

    CERTAIN VOTING INFORMATION. As of October 31, 1994, NWNL's directors and executive officers, as a group, beneficially owned 916,044 shares (or approximately 3.1%) of the outstanding NWNL Common Stock and less than one percent of the outstanding NWNL ESOP Preferred Stock entitled to vote at the NWNL Special Meeting. All directors and executive officers of NWNL have indicated that they will vote all outstanding shares of NWNL Common Stock and NWNL ESOP Preferred Stock beneficially owned by them for approval and adoption of the Merger Agreement and the Merger.

    As of October 31, 1994, USLICO's directors and executive officers, as a group, beneficially owned 370,925 shares (or approximately 3.5%) of the outstanding USLICO Common Stock entitled to vote at the USLICO Special Meeting. All directors and executive officers of USLICO have indicated that they will vote all outstanding shares of USLICO Common Stock beneficially owned by them for approval and adoption of the Merger Agreement and the Merger.

    OTHER  MATTERS.   Representatives of  the independent  auditors of  NWNL and
USLICO are expected to be present at the NWNL and USLICO Special Meetings, respectively. See "Independent Accountants".

REQUIRED VOTE

    NWNL. The affirmative vote of the holders of a majority of the votes of the outstanding shares of NWNL Common Stock and NWNL ESOP Preferred Stock, voting together as a class, is required to approve and adopt the Merger Agreement and the Merger. Each share of NWNL Common Stock is entitled to one vote and each share of NWNL ESOP Preferred Stock is entitled to two votes at the NWNL Special Meeting. See "General Information -- Vote Required at NWNL Special Meeting".

    USLICO. The affirmative vote of the holders of more than two-thirds of the outstanding shares of USLICO Common Stock is required to approve and adopt the Merger Agreement and the Merger. Each share of USLICO Common Stock is entitled to one vote at the USLICO Special Meeting. See "General Information -- Vote Required at USLICO Special Meeting".

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

    The respective Boards of Directors of NWNL and USLICO have determined that the Merger is advisable and in the best interests of their respective corporations and shareholders and have unanimously recommended that their shareholders vote for the proposal to approve and adopt the Merger Agreement and the Merger. See "Background of the Merger" and "Recommendations of the Boards of Directors and Reasons for the Merger". In considering the recommendation of the Board of Directors of USLICO with respect to the Merger, USLICO shareholders should be aware that certain directors and officers of USLICO have interests in the Merger different from the interests of other USLICO shareholders. See "The Merger -- Interests of Certain Persons in the Merger".

FAIRNESS OPINIONS WITH RESPECT TO THE MERGER

    NWNL. The Board of Directors of NWNL has received opinions of Donaldson, Lufkin & Jenrette Securities Corporation, NWNL's financial advisor in connection with the Merger, that, as of a date prior to the date of the Merger Agreement and as of the date of this Joint Proxy Statement/ Prospectus, the consideration to be paid by NWNL pursuant to the Merger Agreement is fair to the shareholders of NWNL from a financial point of view. A copy of such opinion dated as of the date of this Joint Proxy Statement/Prospectus is attached as Exhibit B to this Joint Proxy Statement/Prospectus and should be read in its entirety for information with respect to the assumptions made, and matters considered, by DLJ in rendering such opinion. For a discussion of certain relationships of DLJ with NWNL, see "Opinions of Donaldson, Lufkin & Jenrette Securities Corporation".

    USLICO. The Board of Directors of USLICO has received opinions of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, USLICO's financial advisor in connection with the Merger, that, as of the date of the Merger Agreement and as of the date of this Joint Proxy Statement/Prospectus, the consideration to be received by holders of shares of USLICO Common Stock pursuant to the Merger (including the special cash dividend and redemption payment described below in "Payment by USLICO of Special Distributions") is fair to such shareholders from a financial point of view. A copy of such opinion dated as of the date of this Joint Proxy Statement/Prospectus is attached as Exhibit C to this Joint Proxy Statement/Prospectus and should be read in its entirety for information with respect to the assumptions made, and matters considered, by Merrill Lynch in rendering such opinion. For a discussion of certain relationships of Merrill Lynch with NWNL and USLICO, see "Opinions of Merrill Lynch, Pierce, Fenner & Smith Incorporated".

PAYMENT BY USLICO OF SPECIAL DISTRIBUTIONS

    If the Merger is approved by the NWNL and USLICO shareholders, USLICO intends to pay a special cash dividend of $0.45 per share of USLICO Common Stock and to redeem the Rights under the USLICO Share Rights Plan at a redemption price of $0.05 per Right, aggregating cash distributions equivalent to $0.50 per share of USLICO Common Stock. Such payments will be made to holders of record of outstanding USLICO Common Stock on a record date to be set by the USLICO Board. If the Merger is not approved, USLICO does not intend to make such payments.

THE MERGER

    CONVERSION OF SHARES. At the Effective Time of the Merger, each outstanding share of USLICO Common Stock will be converted into such fraction of a share of NWNL Common Stock, and, in certain circumstances, the right to be paid cash in certain amounts, determined pursuant to the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be. See the cover page of this Joint Proxy Statement/Prospectus. The shareholders of NWNL will continue to hold their shares of capital stock of NWNL without any change in number, designation, terms or rights. For a summary of various differences between the rights of USLICO shareholders and the rights of holders of NWNL Common Stock, see "Comparative Rights of Shareholders of USLICO and NWNL".

    EFFECTIVE  TIME OF THE MERGER.   Subject to the  terms and conditions of the
Merger Agreement, the Merger is expected to become effective in early 1995. See "The Merger -- Effective Time and Effect of the Merger".

    CONDITIONS TO THE MERGER. The obligations of NWNL and USLICO to effect the Merger are subject to certain conditions, including, among other things, that certain regulatory approvals shall have been obtained and that the Merger Agreement and the Merger shall have been approved and adopted by the holders of NWNL Common Stock and NWNL ESOP Preferred Stock and the holders of USLICO Common Stock. See "The Merger -- Conditions to Consummation of the Merger" for a discussion of other conditions to the Merger. Any of the conditions to the obligation of NWNL or USLICO to consummate the Merger may be waived or modified by the party that is, or whose shareholders are, entitled to the benefits thereof. Neither NWNL nor USLICO has any present intention to waive or modify any such condition that it deems material.

    USLICO EMPLOYEE BENEFIT PLANS AND STOCK OPTIONS. Pursuant to the Merger Agreement, NWNL has agreed to assume, in accordance with their respective terms, certain of USLICO's benefit plans, programs and arrangements.

    Pursuant to the Merger Agreement, USLICO shall, at the election of the optionee, purchase, prior to the Effective Time, each unexercised USLICO employee stock option at a price based upon the average of the per share closing prices of USLICO Common Stock for the three trading days prior to the Effective Time. Any option not so purchased will be assumed by NWNL and will be exercisable upon the same terms and conditions as under the USLICO option plan under which such option was granted and the related stock option agreement, except that each such option will be exercisable for such number of shares of NWNL Common Stock (and, in certain circumstances, the right to be paid cash in certain amounts) as would have been received pursuant to the Merger for the shares of USLICO Common Stock subject to the option had the option been exercisable and exercised immediately prior to the Effective Time, and the exercise price of such option will be correspondingly adjusted. See "The Merger
- - -- Employee Benefit Plans and Stock Options".

    AMENDMENT,  TERMINATION AND WAIVER.  The  Merger Agreement may be amended at any time, provided that after the Merger Agreement has been approved and adopted by the shareholders,  it may  be amended only  as permitted  by applicable  law.
Under  certain conditions, the  Merger Agreement may be  terminated prior to the
Effective Time,  whether  prior to  or  after approval  by  the NWNL  or  USLICO shareholders.  The conditions under which the Merger Agreement may be terminated include termination by  mutual consent of  the Boards of  Directors of NWNL  and
USLICO, termination by either party if the Merger has not been consummated on or before  June 30, 1995,  termination by either  party upon the  failure of either
NWNL or USLICO to receive the requisite shareholder approval at the NWNL Special
Meeting or the USLICO Special  Meeting, or adjournments thereof, termination  by either  party upon the failure to meet  any condition to the terminating party's obligation to consummate the Merger that has not been waived or cured within the prescribed cure period, or termination by  either party if a final  unappealable order  to prevent the Merger or an  award of substantial damages is entered. The
Merger may also be terminated by either NWNL or USLICO if the recommendation  of the  Merger by the USLICO Board is withdrawn or modified in a manner detrimental to NWNL or the Exchange Price is equal  to or less than $25.36. See "The  Merger
- - --  Conditions  to Consummation  of the  Merger" and  "The Merger  -- Amendment,
Termination and Waiver".

    EXPENSES. If the Merger Agreement is terminated, the Merger Agreement provides, in certain specified circumstances, for the payment by USLICO to NWNL of $1 million to reimburse NWNL's expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby. USLICO has also agreed, upon the occurrence of certain events, to pay NWNL an additional $9 million if an acquisition of USLICO, other than the Merger, is consummated within 12 months of such termination. NWNL has agreed to pay USLICO $1 million to reimburse USLICO's expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby if USLICO terminates the Merger Agreement because the Merger has not been approved by the shareholders of NWNL at the NWNL Special Meeting. See "The Merger -- Expenses and Termination Payments".

    USLICO STOCK OPTION. Prior to and in connection with the execution of the Merger Agreement, NWNL and USLICO executed the USLICO Option Agreement, pursuant to which USLICO granted to

NWNL an option to purchase up to 1,065,552 newly issued shares of USLICO Common Stock at a price of $24 per share, subject to adjustment under certain circumstances. The USLICO Option Agreement is exercisable, provided it has not terminated in accordance with its terms, only in the event that USLICO, in accordance with the terms of the Merger Agreement, is obligated to pay NWNL a cumulative amount of $10 million in connection with the termination of the Merger Agreement. See "The Merger -- Expenses and Termination Payments". The USLICO Option Agreement is intended to increase the likelihood that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement and may discourage offers by other parties to acquire USLICO. See "The Merger -- USLICO Stock Option".

    SOLICITATION OF THIRD-PARTY OFFERS. In the Merger Agreement, USLICO has agreed not to solicit, initiate or intentionally encourage proposals or offers, or take certain other actions, relating to any merger, consolidation, share exchange, purchase or other acquisition of all or (other than in the ordinary course of business) any substantial portion of the assets or any substantial equity interest in USLICO or any subsidiary of USLICO or any business combination with USLICO or any subsidiary of USLICO but is permitted to supply information to third parties and cooperate or assist or engage in discussions or negotiations with third parties relating to such merger and acquisition transaction, or modify or withdraw its recommendation of the Merger, if the USLICO Board determines (after consultation with legal counsel) that such action is necessary in order for the USLICO Board to act in accordance with its fiduciary obligations under applicable law. See "The Merger -- No Solicitation of Acquisition Transactions".

    REGULATORY APPROVALS. Consummation of the Merger is conditioned upon, among other things, the receipt of all consents or approvals of governmental agencies, including insurance regulatory authorities, that are necessary for the consummation of the Merger and the transactions contemplated thereby, without conditions that would result in a material adverse change in the financial condition, results of operations or businesses of either NWNL or USLICO. NWNL and USLICO believe that the required regulatory approvals are likely to be secured without the imposition of any conditions that would result in such a material adverse change. See "The Merger -- Certain Legal Matters".

    SURRENDER OF SHARE CERTIFICATES. After the Effective Time, each shareholder of USLICO will be entitled to receive, upon surrender of certificates previously representing shares of USLICO Common Stock, certificates representing the number of full shares of NWNL Common Stock to which such shareholder is entitled pursuant to the Merger Agreement. In certain instances, each USLICO shareholder may also be entitled to receive cash as a result of adjustments to the Exchange Ratio in accordance with the terms of the Merger Agreement. See the cover page of this Joint Proxy Statement/ Prospectus. No fractional shares of NWNL Common Stock will be issued, and holders of USLICO Common Stock will be entitled to receive an amount in cash equal to the value of any such fraction of a share based upon the Exchange Price and the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be. SHAREHOLDERS OF USLICO SHOULD NOT SURRENDER THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE TRANSMITTAL MATERIALS, WHICH WILL BE MAILED FOLLOWING THE EFFECTIVE TIME. See "The Merger -- Exchange of Shares".

    ACCOUNTING TREATMENT. The Merger will be accounted for under the purchase method of accounting. See "Unaudited Pro Forma Combined Condensed Financial Statements".

    BUSINESS AND MANAGEMENT AFTER THE MERGER. After the Effective Time, the NWNL Board and current executive officers of NWNL will continue as the Board of Directors and executive officers of NWNL, as the surviving corporation. At the Effective Time, the NWNL Board will be increased by one position and Mr. Daniel
J. Callahan, III, currently Chairman and Chief Executive Officer of USLICO, will become a member of the NWNL Board. NWNL anticipates certain operational and organizational changes to the businesses of the surviving corporation as a result of the Merger. See "Recommendations of the Boards of Directors and Reasons for the Merger", "The Merger -- Business and Management After the Merger" and "Management of NWNL -- New Director".

    After the Effective Time, the principal executive offices of NWNL, as the surviving corporation, will continue to be at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

CERTAIN INVESTMENT CONSIDERATIONS

    The Merger will be a material transaction to NWNL, and the future financial performance of the USLICO businesses will have a material impact on the future earnings of NWNL. NWNL expects to realize reductions in USLICO expenses due to the elimination of certain duplicative facilities, equipment and other personnel and functions. If these expected savings are not realized, the earnings of the combined company would be less than currently expected by NWNL. See "Unaudited Pro Forma Combined Financial Statements". NWNL also believes that the combined company will realize marketing and distribution synergies through the joint distribution of NWNL and USLICO insurance products. See "Recommendations of the Boards of Directors and Reasons for the Merger". The market for insurance products is, however, very competitive, and there can be no assurance that the expected synergies will be realized.

    A shareholder of USLICO has filed suit in Virginia against USLICO, its directors, certain of its executive officers and NWNL arising out of the proposed Merger seeking damages and injunctive relief. See "The Merger -- Litigation".

NO DISSENTERS' RIGHTS IN THE MERGER

    NWNL shareholders and USLICO shareholders will NOT be entitled to demand appraisal of, or to receive any appraisal payment for, their shares. See "No Dissenters' Rights".

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The USLICO Board has received the opinion of its counsel, Rogers & Wells, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and that no gain or loss will be recognized by the holders of shares of USLICO Common Stock on the receipt of shares of NWNL Common Stock in exchange therefor pursuant to the Merger, except with respect to cash received as a result of certain adjustments to the Exchange Ratio in accordance with the terms of the Merger Agreement or in lieu of fractional shares. The NWNL Board also has received the opinion of its counsel, Faegre & Benson, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code. See "The Merger -- Federal Income Tax Consequences".

COMPARATIVE RIGHTS OF USLICO SHAREHOLDERS BEFORE AND AFTER THE MERGER

    The rights of the shareholders of USLICO are currently governed by Virginia Law and by USLICO's Articles of Incorporation and Bylaws. At the Effective Time, USLICO shareholders will become shareholders of NWNL, a Delaware corporation, and their rights as NWNL shareholders will be governed by Delaware Law and by NWNL's Certificate of Incorporation and By-Laws. There are various differences between the rights of USLICO shareholders and the rights of holders of NWNL Common Stock, including, among others, the rights and privileges accorded holders of NWNL Preferred Stock and certain shareholder voting provisions. See "Comparative Rights of Shareholders of USLICO and NWNL".

MARKET PRICE AND DIVIDEND DATA

    The shares of NWNL Common Stock and the shares of USLICO Common Stock are each listed and principally traded on the NYSE. The following table sets forth for the periods indicated the high and low sale prices of NWNL Common Stock and USLICO Common Stock, as reported in published financial sources, and the cash dividends paid per share (as adjusted to give effect to the two-for-one stock split of NWNL Common Stock effected on May 21, 1993):

                                                               NWNL COMMON STOCK               USLICO COMMON STOCK
                                                         ------------------------------   -----------------------------
                                                          HIGH       LOW     DIVIDENDS     HIGH       LOW     DIVIDENDS
                                                         -------   -------   ----------   -------   -------   ---------
1992...................................................  $25 9/16  $14 13/16 $  0.73      $20 3/8   $16 3/4   $   1.00
1993...................................................  38  3/4   24  5/16     0.785     20        15            0.24
1994
  First Quarter........................................  34  1/4   27           0.20      17  1/2   15  3/4       0.06
  Second Quarter.......................................  34  1/2   27  7/8      0.225     20  1/2   17            0.06
  Third Quarter........................................  34  1/2   29  1/2      0.225     22  3/8   17  5/8       0.06
  Fourth Quarter (through December 1)..................  30  5/8   27                     21  1/2   19  1/4

    On September 9, 1994, the last trading day prior to the public announcement of the Merger, the closing sale prices per share of NWNL Common Stock and USLICO Common Stock as reported on the

NYSE Composite Tape were $31 1/4 and $21 1/4, respectively. On December 1, 1994, the last trading day for which closing sale prices were available at the time of the printing of this Joint Proxy Statement/ Prospectus, the closing sale prices per share of NWNL Common Stock and USLICO Common Stock as reported on the NYSE Composite Tape were $27 7/8 and $20, respectively. See "Market Price and Dividend Information for NWNL and USLICO Common Stock". Pursuant to the Merger, shareholders of USLICO who are to receive shares of NWNL Common Stock would be entitled to receive shares of NWNL Common Stock as set forth on the cover page of this Joint Proxy Statement/Prospectus, and USLICO shareholders of record as of a record date to be set by the USLICO Board will also receive special cash distributions in the aggregate amount of $0.50 per share of USLICO Common Stock. Based on the closing sale price per share of NWNL Common Stock on December 1, 1994, as a result of the Merger each USLICO shareholder would be entitled to receive NWNL Common Stock and cash with an aggregate value of $20.00 per share of USLICO Common Stock. See the discussion of the determination of the actual Exchange Price and Exchange Ratio (and Revised Exchange Ratio and Designated Exchange Ratio) on the cover page of this Joint Proxy Statement/Prospectus. USLICO shareholders will not be furnished information from NWNL regarding the actual Exchange Price, which will be determinable from publicly-available information.

    Listing on the NYSE of the shares of NWNL Common Stock issuable in connection with the Merger is a condition to consummation of the Merger.

SELECTED HISTORICAL FINANCIAL DATA

    The following tables set forth selected historical financial data of NWNL and USLICO for each of the years in the five year period ended December 31, 1993 and selected unaudited historical financial data for the nine-month periods ended September 30, 1993 and 1994. The balance sheet data are as of December 31 and September 30 of the indicated periods. The selected historical financial data as of and for each of the five years in the period ended December 31, 1993 shown below have been derived from the consolidated financial statements of NWNL and USLICO. The selected historical financial data for NWNL for the nine-month periods ended September 30, 1993 and 1994 have been derived from NWNL's unaudited financial statements and reflect all adjustments and accruals, consisting only of normal, recurring adjustments and accruals which are, in the opinion of NWNL management, necessary for a fair statement of the results for the interim periods presented. The selected historical financial data for USLICO for the nine-month periods ended September 30, 1993 and 1994 have been derived from USLICO's unaudited financial statements and, in the opinion of USLICO management, include all adjustments and accruals, consisting only of normal recurring adjustments and accruals, considered necessary for a fair presentation of the interim periods presented. These historical data are not necessarily indicative of results to be expected after the Merger is consummated and should be read in conjunction with the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the NWNL and USLICO 10-Ks and 10-Qs and the separate consolidated financial statements and the notes thereto of NWNL and USLICO incorporated herein by reference.

                                      NWNL

                                       NINE MONTHS ENDED
                                          SEPTEMBER 30                         YEAR ENDED DECEMBER 31
                                     ----------------------  ----------------------------------------------------------
                                        1994        1993        1993        1992        1991        1990        1989
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                          (UNAUDITED)      (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
Premiums...........................  $  536,975  $  482,835  $  659,600  $  589,920  $  547,994  $  517,649  $  527,071
Net Investment Income..............     465,655     478,907     634,986     606,666     616,124     637,758     640,815
Realized Investment Losses.........     (22,585)    (25,131)    (32,389)    (33,667)    (34,112)    (36,609)    (17,350)
Other Income.......................     181,420     168,433     228,243     215,085     209,784     181,337     167,577
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total Revenues...................   1,161,465   1,105,044   1,490,440   1,378,004   1,339,790   1,300,135   1,318,113
Benefits and Expenses..............   1,041,043   1,010,674   1,361,849   1,288,440   1,269,445   1,239,801   1,234,068
Income Taxes.......................      42,652      33,966      46,132      29,001      23,114       8,061      28,408
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income from Continuing
 Operations........................      77,770      60,404      82,459      60,563      47,231      52,273      55,637
Loss from Discontinued
 Operations........................      --          --          --          --            (350)     (2,618)     (2,153)
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income Before Extraordinary Charges
 and Cumulative Effect of
 Accounting Changes................      77,770      60,404      82,459      60,563      46,881      49,655      53,484
Extraordinary Charges..............      --          (1,443)     (9,694)     (1,251)     --          --          --
Cumulative Effect of Accounting
 Changes...........................      --          (7,464)     (7,464)     --          --          --          --
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Income.........................  $   77,770  $   51,497  $   65,301  $   59,312  $   46,881  $   49,655  $   53,484
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Income Available to Common
 Shareholders......................  $   71,533  $   45,274  $   57,008  $   50,067  $   40,943  $   49,655  $   53,484

EARNINGS PER COMMON SHARE:
Primary:
  Income from Continuing Operations..........  $  2.37    $ 1.96      $ 2.63      $  2.07    $  1.72    $ 2.09      $  2.15
  Loss from Discontinued Operations..........    --        --          --           --         (0.02)    (0.10)       (0.08)
                                               --------   ---------   ---------   --------   --------   ---------   --------
  Income Before Extraordinary Charges and
   Cumulative Effect of Accounting Changes...     2.37      1.96        2.63         2.07       1.70      1.99         2.07
  Extraordinary Charges......................    --        (0.05)      (0.34)       (0.05)     --        --           --
  Cumulative Effect of Accounting Changes....    --        (0.27)      (0.26)       --         --        --           --
                                               --------   ---------   ---------   --------   --------   ---------   --------
Net Income...................................  $  2.37    $ 1.64      $ 2.03      $  2.02    $  1.70    $ 1.99      $  2.07
                                               --------   ---------   ---------   --------   --------   ---------   --------
                                               --------   ---------   ---------   --------   --------   ---------   --------
Fully Diluted:
  Income from Continuing Operations..........  $  2.22    $ 1.81      $ 2.45      $  1.93    $  1.61    $ 2.09      $  2.15
  Loss from Discontinued Operations..........    --        --          --           --         (0.01)    (0.10)       (0.08)
                                               --------   ---------   ---------   --------   --------   ---------   --------
  Income Before Extraordinary Charges and
   Cumulative Effect of Accounting Changes...     2.22      1.81        2.45         1.93       1.60      1.99         2.07
  Extraordinary Charges......................    --        (0.05)      (0.31)       (0.05)     --        --           --
  Cumulative Effect of Accounting Changes....    --        (0.24)      (0.24)       --         --        --           --
                                               --------   ---------   ---------   --------   --------   ---------   --------
Net Income...................................  $  2.22    $ 1.52      $ 1.90      $  1.88    $  1.60    $ 1.99      $  2.07
                                               --------   ---------   ---------   --------   --------   ---------   --------
                                               --------   ---------   ---------   --------   --------   ---------   --------
DIVIDENDS PAID PER COMMON SHARE..............  $  0.65    $ 0.585     $ 0.785     $  0.73    $  0.69    $ 0.645     $  0.59

                                      NWNL

                                          SEPTEMBER 30                               DECEMBER 31
                                     -----------------------  ----------------------------------------------------------
                                        1994         1993        1993        1992        1991        1990        1989
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
                                           (UNAUDITED)      (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Invested Assets....................  $ 7,869,769  $7,677,451  $7,716,264  $7,159,565  $7,053,798  $6,869,555  $6,715,463
Other Assets.......................    2,475,657   2,084,965   2,196,653   1,915,617   1,716,493   1,604,095   1,555,281
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total Assets.....................  $10,345,426  $9,762,416  $9,912,917  $9,075,182  $8,770,291  $8,473,650  $8,270,744
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
Notes and Mortgages Payable........      210,109     302,670     230,349     220,472     295,923     327,151     322,743
Other Liabilities..................    9,331,518   8,736,049   8,881,958   8,174,958   7,880,316   7,633,147   7,447,910
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total Liabilities................  $ 9,541,627  $9,038,719  $9,112,307  $8,395,430  $8,176,239  $7,960,298  $7,770,653
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     -----------  ----------  ----------  ----------  ----------  ----------  ----------
Shareholders' Equity:
  Preferred........................       67,776      66,425      66,746      65,799      64,999      --          --
  Common...........................      736,023     657,272     733,864     613,953     529,053     513,352     500,091
Book Value per Common Share........       $24.75      $23.97      $24.92      $22.81      $22.21      $20.93      $19.35

                                     USLICO

                                       NINE MONTHS ENDED
                                          SEPTEMBER 30                         YEAR ENDED DECEMBER 31
                                     ----------------------  ----------------------------------------------------------
                                        1994        1993        1993        1992        1991        1990        1989
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                          (UNAUDITED)      (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
Premiums...........................  $  136,571  $  141,984  $  191,239  $  177,124  $  208,381  $  150,416  $  144,245
Net Investment Income..............     150,597     148,553     197,891     188,063     173,642     149,617     129,654
Realized Investment Gains..........       2,294       9,651      14,717       5,432       2,376         558       9,454
Other Income.......................       9,201      11,168      13,691       8,168       8,906      12,649      12,970
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total Revenues...................     298,663     311,356     417,538     378,787     393,305     313,240     296,323
Benefits and Expenses (a)..........     275,460     295,884     393,767     423,926     406,077     284,587     260,588
Income Tax Expense (Benefit).......       7,755      (2,761)        191      (8,908)     (2,288)      9,297      11,769
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income (Loss) from Continuing
 Operations........................      15,448      18,233      23,580     (36,231)    (10,484)     19,356      23,966
Gain (Loss) from Discontinued
 Operations........................      --          --          --          (9,954)     21,720       5,328       7,290
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income (Loss) Before Cumulative
 Effect of Accounting Changes......      15,448      18,233      23,580     (46,185)     11,236      24,684      31,256
Cumulative Effect of Accounting
 Changes...........................      --          --          --          (9,828)     --          --          --
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Income (Loss)..................  $   15,448  $   18,233  $   23,580  $  (56,013) $   11,236  $   24,684  $   31,256
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
EARNINGS PER COMMON SHARE:
Primary:
  Income (Loss) from Continuing
   Operations......................       $1.44       $1.70       $2.19      $(3.37)     $(0.98)      $1.79       $2.20
  Gain (Loss) from Discontinued
   Operations......................      --          --          --           (0.93)       2.02        0.49        0.67
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Income (Loss) Before Cumulative
   Effect of Accounting Changes....        1.44        1.70        2.19       (4.30)       1.04        2.28        2.87
  Cumulative Effect of Accounting
   Changes.........................      --          --          --           (0.91)     --          --          --
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net Income (Loss)................       $1.44       $1.70       $2.19      $(5.21)      $1.04       $2.28       $2.87
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Fully Diluted:
  Income (Loss) from Continuing
   Operations......................       $1.37       $1.57       $2.04      $(3.37)     $(0.98)      $1.74       $2.14
  Gain (Loss) from Discontinued
   Operations......................      --          --          --           (0.93)       2.02        0.37        0.60
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Income (Loss) Before Cumulative
   Effect of Accounting Changes....        1.37        1.57        2.04       (4.30)       1.04        2.11        2.74
  Cumulative Effect of Accounting
   Changes.........................      --          --          --           (0.91)     --          --          --
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Net Income (Loss)................       $1.37       $1.57       $2.04      $(5.21)      $1.04       $2.11       $2.74
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
DIVIDENDS PAID PER COMMON SHARE....       $0.18       $0.18       $0.24       $1.00       $1.00       $1.00       $1.00

                                          SEPTEMBER 30                              DECEMBER 31
                                     ----------------------  ----------------------------------------------------------
                                        1994        1993        1993        1992        1991        1990        1989
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                          (UNAUDITED)      (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Invested Assets....................  $2,527,769  $2,491,120  $2,522,953  $2,309,238  $2,099,758  $1,726,569  $1,543,354
Other Assets.......................     915,493     915,988     889,142     884,403     836,967     991,336     936,385
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total Assets.....................  $3,443,262  $3,407,108  $3,412,095  $3,193,641  $2,936,725  $2,717,905  $2,479,739
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Notes Payable......................      96,050      96,050      96,050      96,050      96,050      96,050      97,750
Other Liabilities..................   3,090,203   3,039,947   3,040,223   2,843,644   2,520,138   2,304,334   2,075,192
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total Liabilities................  $3,186,253  $3,135,997  $3,136,273  $2,939,694  $2,616,188  $2,400,384  $2,172,942
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------
Common Shareholders' Equity........     257,009     271,211     275,822     253,947     320,537     317,521     306,797
Book Value per Common Share........      $23.88      $25.22      $25.63      $23.61      $29.80      $29.44      $28.27

- - ------------------------------
(a) 1991 included a loss of $7,189,000 related to writing down a foreign investment.

UNAUDITED PRO FORMA COMBINED SELECTED FINANCIAL DATA

    The following table presents unaudited pro forma combined selected financial data for NWNL and USLICO after giving effect to the Merger. These pro forma data are presented for illustrative purposes only and are not necessarily indicative of the results that would have been obtained if the Merger had been consummated on January 1, 1993 (in the case of income statement items) or September 30, 1994 (in the case of balance sheet items), or that may be obtained in the future. These pro forma data are derived from the Unaudited Pro Forma Combined Condensed Financial Statements appearing elsewhere herein and should be read in conjunction with those statements and the notes thereto.

                                                                                NINE MONTHS
                                                                                   ENDED            YEAR ENDED
                                                                             SEPTEMBER 30, 1994  DECEMBER 31, 1993
                                                                             ------------------  -----------------
                                                                                          (UNAUDITED)
                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
PRO FORMA STATEMENT OF OPERATIONS DATA:
Revenues...................................................................    $    1,450,903      $   1,895,678
Income from Continuing Operations..........................................            91,995            108,857
Income from Continuing Operations per Common Share (Fully Diluted).........              $2.16             $2.67
Common Shares Used in Calculation of Above per Common Share Amount.........             40,186             38,255

                                                                                               SEPTEMBER 30, 1994
                                                                                              --------------------
                                                                                                  (UNAUDITED)
                                                                                                 (IN THOUSANDS,
                                                                                                EXCEPT PER SHARE
                                                                                                     DATA)
PRO FORMA BALANCE SHEET DATA:
Assets......................................................................................     $   13,738,648
Notes and Mortgages Payable.................................................................            309,459
Shareholders' Equity
  Preferred.................................................................................             67,776
  Common....................................................................................            958,821
Book Value per Common Share.................................................................              $25.80
Common Shares Used in Calculation of Above Book Value per Common Share Amount...............             37,166

COMPARATIVE UNAUDITED PER SHARE DATA

    The following table sets forth (i) the historical income from continuing operations per common share, the historical dividends paid per common share, the historical book value per common share and the historical market value per common share data for NWNL and USLICO; (ii) the unaudited pro forma combined income from continuing operations per common share, the unaudited pro forma combined dividends per common share and the unaudited pro forma combined book value per common share data after giving effect to the proposed Merger; and
(iii) the unaudited pro forma equivalent combined income from continuing operations per common share, the unaudited pro forma equivalent combined dividends per common share, the unaudited pro forma equivalent combined book value per common share and the unaudited pro forma equivalent combined market value per common share of USLICO Common Stock, all based upon an Exchange Ratio of .69. The information presented in the table should be read in conjunction with the Unaudited Pro Forma Combined Condensed Financial Statements appearing elsewhere herein and the notes thereto and the separate historical consolidated financial statements and the notes thereto of NWNL and USLICO incorporated herein by reference.

                                                                             NINE MONTHS ENDED      YEAR ENDED
                                                                             SEPTEMBER 30, 1994  DECEMBER 31, 1993
                                                                             ------------------  -----------------
INCOME FROM CONTINUING OPERATIONS:
  Primary Earnings per Common Share:
    Historical NWNL........................................................      $   2.37            $  2.63
    Historical USLICO......................................................          1.44               2.19
    Pro Forma Combined.....................................................          2.28               2.83
    Pro Forma Equivalent for One Share of USLICO Common Stock..............          1.57               1.95
  Fully Diluted Earnings per Common Share:
    Historical NWNL........................................................      $   2.22            $  2.45
    Historical USLICO......................................................          1.37               2.04
    Pro Forma Combined.....................................................          2.16               2.67
    Pro Forma Equivalent for One Share of USLICO Common Stock..............          1.49               1.84
DIVIDENDS PAID PER COMMON SHARE:
  Historical NWNL..........................................................      $   0.650           $  0.785
  Historical USLICO........................................................          0.180              0.240
  Pro Forma Combined (a)...................................................          0.650              0.785
  Pro Forma Equivalent for One Share of USLICO Common Stock................          0.45               0.542

                                                                      BOOK VALUE PER SHARE  MARKET VALUE PER SHARE
                                                                        OF COMMON STOCK        OF COMMON STOCK
                                                                       SEPTEMBER 30, 1994     NOVEMBER 21, 1994
                                                                      --------------------  ----------------------
Historical NWNL.....................................................       $    24.75             $   28.375
Historical USLICO...................................................            23.88                 20.375
Pro Forma Combined..................................................            25.80                      N/A
Pro Forma Equivalent for One Share of USLICO Common Stock...........            17.80                 20.08(b)

- - ------------------------
(a) The pro forma dividends per common share are assumed to be the same as the historical NWNL dividends per common share.

(b) The pro forma equivalent market value per common share is the NWNL historical market value per common share multiplied by an Exchange Ratio of .69 plus special cash distributions of $0.50 per share of USLICO Common Stock.

                              GENERAL INFORMATION

THE SPECIAL MEETINGS

    This Joint Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the respective Boards of Directors of NWNL and USLICO for use at the NWNL and USLICO Special Meetings to be held on January 11, 1995, and at any adjournments of such meetings. This Joint Proxy Statement/Prospectus also constitutes the Prospectus of NWNL with respect to the shares of NWNL Common Stock, including Rights to Purchase Preferred Stock of NWNL (see "Description of NWNL Capital Stock"), to be issued in connection with the Merger described herein.

    The NWNL and USLICO Special Meetings have been called for the purpose of considering and voting upon a proposal to approve and adopt the Merger Agreement and the Merger, whereby USLICO will be merged with and into NWNL, and such other matters as may be properly brought before such special meetings. The Merger will be accomplished pursuant to the Merger Agreement described herein by a statutory merger of USLICO with and into NWNL in which all the outstanding shares of USLICO Common Stock will be converted into NWNL Common Stock (and, in certain circumstances, the right to be paid cash in certain amounts). In the Merger, the shareholders of NWNL will continue to hold their shares of NWNL Common Stock, NWNL ESOP Preferred Stock and NWNL Senior Preferred Stock, without any change in number, designation, terms or rights. Pursuant to the Merger Agreement, holders of USLICO Common Stock will become shareholders of NWNL and will receive a fraction of a share of NWNL Common Stock for each outstanding share of USLICO Common Stock determined pursuant to the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be, as set forth on the cover page of this Joint Proxy Statement/Prospectus. The Merger Agreement also provides that USLICO shall, at the election of the optionee, purchase, prior to the Effective Time, each unexercised USLICO employee stock option at a price based upon the average of the per share closing prices of USLICO Common Stock on the NYSE Composite Tape for the three trading days prior to the Effective Time. Any option not so purchased will be assumed by NWNL and will be exercisable upon the same terms and conditions as under the USLICO option plan under which such option was granted and the related stock option agreement, except that each such option will be exercisable for such number of shares of NWNL Common Stock (and, in certain circumstances, the right to be paid in cash certain amounts) as would have been received pursuant to the Merger for the shares of USLICO Common Stock subject to the option had the option been exercisable and exercised immediately prior to the Effective Time, and the exercise price of such option will be correspondingly adjusted. See "The Merger -- Exchange of Shares" and "The Merger
- - -- Employee Benefit Plans and Stock Options".

VOTE REQUIRED AT NWNL SPECIAL MEETING

    Approval and adoption of the Merger Agreement and the Merger will require the affirmative vote of the holders of a majority of the votes of the outstanding shares of NWNL Common Stock and NWNL ESOP Preferred Stock, voting together as a class. Holders of NWNL Common Stock have one vote per share and holders of NWNL ESOP Preferred Stock have two votes per share. Holders of NWNL Senior Preferred Stock are not entitled to vote at the NWNL Special Meeting. Shareholders do not have any appraisal rights. See "No Dissenters' Rights".

    The Board of Directors of NWNL (the "NWNL Board") has fixed the close of business on December 1, 1994 as the record date for the determination of shareholders entitled to vote at the NWNL Special Meeting or any and all adjournments thereof. At that date, there were outstanding 29,774,716 shares of NWNL Common Stock and the record holders of such stock on that date will be entitled to one vote for each share of such stock held by them. On that same date, there were outstanding 1,306,333 shares of NWNL ESOP Preferred Stock and the record holders of such stock on that date will be entitled to two votes for each share of such stock held by them. Each share of NWNL ESOP Preferred Stock is convertible into two shares of NWNL Common Stock. All shares of NWNL ESOP Preferred Stock are held by the trustee of The NWNL Companies Success Sharing Plan and ESOP ("ESOP"). Participants in the ESOP are entitled to instruct the trustee of the ESOP on how to vote all shares of NWNL Common Stock and NWNL ESOP Preferred Stock allocated to their accounts under such plan and will receive an instruction form for directing the voting of such shares. The ESOP provides that shares for which the trustee receives no voting instructions from participants, including unallocated shares held in the ESOP, will be voted by the trustee in the same proportion as shares for which instructions are received.

    Based on filings with the SEC, as of December 31, 1993 Neuberger & Berman is known by NWNL management to be the beneficial owner of more than 5% of the outstanding shares of NWNL Common Stock. Neuberger & Berman is deemed to be a beneficial owner of such shares under the Exchange Act since it has the power to make investment decisions over securities for many unrelated clients. Neuberger & Berman does not, however, have any economic interest in such shares. The interest of any Neuberger & Berman client does not exceed 5% of the outstanding shares of NWNL Common Stock. On October 31, 1994, NWNL's directors and executive officers, as a group, beneficially owned 916,044 (or approximately 3.1%) of the outstanding shares of NWNL Common Stock on such date (including 508,645 shares held under options exercisable within 60 days). Such directors and executive officers, as a group, own less than one percent of the NWNL ESOP Preferred Stock. All directors and executive officers of NWNL have indicated that they will vote all outstanding shares of NWNL Common Stock and NWNL ESOP Preferred Stock beneficially owned by them for approval and adoption of the Merger Agreement and the Merger. For information with respect to the beneficial ownership of shares of NWNL Common Stock and NWNL ESOP Preferred Stock by each of NWNL's directors and all directors and executive officers of NWNL as a group and each person known to NWNL to be the beneficial owner of more than 5% of the outstanding shares of NWNL Common Stock or NWNL ESOP Preferred Stock, see Item 12 of the NWNL 10-K (which incorporates certain portions of NWNL's definitive proxy statement for NWNL's 1994 Annual Meeting of Shareholders), which is incorporated herein by reference.

    The presence in person or by proxy of the holders of a majority of the outstanding NWNL capital stock entitled to vote is required to constitute a quorum to transact business at the NWNL Special Meeting. Votes cast by proxy or in person at the NWNL Special Meeting will be tabulated by the election inspectors appointed for the NWNL Special Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the Merger or any other matter submitted to the shareholders of NWNL for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares, those shares will not be considered as present and entitled to vote with respect to approval of the Merger or any other matter.

    If a quorum is not present at the NWNL Special Meeting, the shareholders present, by vote of a majority of the votes cast by shareholders entitled to vote thereon, may adjourn the meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called and proxies will be voted thereat as directed.

VOTE REQUIRED AT USLICO SPECIAL MEETING

    Approval and adoption of the Merger Agreement and the Merger will require the affirmative vote of the holders of more than two-thirds of the outstanding shares of USLICO Common Stock entitled to vote thereon. Holders of USLICO Common Stock who dissent from the approval and adoption of the Merger Agreement and the Merger do not have any appraisal rights. See "No Dissenters' Rights".

    The Board of Directors of USLICO (the "USLICO Board") has fixed the close of business on November 2, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the USLICO Special Meeting or any and all adjournments thereof. At that date, there were outstanding 10,763,132 shares of USLICO Common Stock entitled to vote at the Special Meeting and the record holders of such stock on that date will be entitled to one vote for each share of such stock held by them.

    Based on filings with the SEC, as of September 11, 1994 NWNL, Mr. George Olmsted and Corbyn Investment Management, Inc. are each known by USLICO management to be the beneficial owner of more than 5% of the outstanding shares of USLICO Common Stock. NWNL is deemed to be the beneficial owner of shares of USLICO Common Stock under the Exchange Act as a result of the Stock Option Agreement, dated as of September 11, 1994, by and between NWNL and USLICO (the "USLICO Option Agreement"). See "The Merger -- USLICO Stock Option". On October 31, 1994, USLICO's directors and executive officers, as a group, beneficially owned 370,925 shares (or approximately 3.5%) of the outstanding shares of USLICO Common Stock on such date (including 336,000 shares held under options exercisable within 60 days). All directors and executive officers of USLICO have indicated that they will vote all outstanding shares of USLICO Common Stock beneficially owned by them for approval and adoption of the Merger Agreement and the Merger. For information with respect to the beneficial ownership of shares of USLICO Common Stock by each of USLICO's directors and all directors and executive officers of USLICO as a group and each person (other than NWNL) known to USLICO to be the beneficial owner of more than 5% of the outstanding shares of USLICO Common Stock, see Item 12 of the USLICO 10-K (which incorporates certain portions of USLICO's definitive proxy statement for USLICO's 1994 Annual Meeting of Shareholders), which is incorporated herein by reference.

    The presence in person or by proxy of the holders of record of a majority of the outstanding shares of USLICO Common Stock entitled to vote is required to constitute a quorum to transact business at the USLICO Special Meeting. For these purposes, shares of USLICO Common Stock that are present, or represented by proxy, at the USLICO Special Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on the Merger ("abstentions") or whether a broker with discretionary authority fails to exercise its discretionary authority to vote shares with respect to the Merger ("broker non-votes"). For voting purposes, only shares of USLICO Common Stock voted for the approval of the Merger, and neither abstentions nor broker non-votes, will be counted as voting for approval in determining whether the Merger is approved by the shareholders of USLICO. As a consequence, abstentions and broker non-votes will have the same effect as votes against approval of the Merger.

    If a quorum is not present at the USLICO Special Meeting, the shareholders present, by vote of a majority of the votes cast by shareholders entitled to vote thereon, may adjourn the meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called and proxies will be voted thereat as directed.

SOLICITATION OF PROXIES

    NWNL has retained Georgeson & Co., Inc. to assist it in the solicitation of proxies for a total estimated fee of $9,000 plus expenses. USLICO has retained Corporate Investors Communications to assist it in the solicitation of proxies for a total estimated fee of approximately $10,000 plus expenses. Directors, officers and employees of NWNL and USLICO may solicit proxies from their respective shareholders on behalf of such companies by personal interview, special letter, telephone or facsimile transmission. Each company will bear the expenses of such solicitation on its behalf. Directors, officers and other employees of NWNL and USLICO will not be specifically compensated for the solicitation of proxies. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of NWNL Common Stock, NWNL ESOP Preferred Stock and USLICO Common Stock owned of record by such organizations, and NWNL or USLICO, as the case may be, will pay the reasonable expenses incurred in forwarding such materials.

    A proxy relating to the NWNL Special Meeting or USLICO Special Meeting may be revoked by the shareholder at any time before it is exercised; however, mere attendance at a special meeting will not itself have the effect of revoking the proxy. An NWNL shareholder may revoke a proxy before being voted by filing written notice of revocation with NWNL, by executing and filing a subsequently dated proxy with NWNL, or by the holder of record voting in person at the NWNL Special Meeting. A

USLICO shareholder may revoke a proxy before being voted by executing and filing a subsequently dated proxy with USLICO, by written notice of revocation received by USLICO not later than the close of business on January 10, 1994, or by the holder of record voting in person at the USLICO Special Meeting.

    A proxy in the accompanying form, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy on which no instruction has been indicated will be voted for approval and adoption of the Merger Agreement and the Merger.

OTHER MATTERS

    At the date of this Joint Proxy Statement/Prospectus, the respective Boards of Directors of NWNL and USLICO do not know of any business to be presented at their respective meetings other than as set forth in the respective notice accompanying this Joint Proxy Statement/Prospectus. If any other matters should properly come before the respective meetings, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting such proxies.

                            BACKGROUND OF THE MERGER

    The terms and conditions of the Merger were determined through arm's-length negotiations between the senior managements and Boards of Directors of NWNL and USLICO. In determining the form of the transaction and the form and amount of the consideration, numerous factors were reviewed by the senior managements and Boards of Directors of NWNL and USLICO. See "Recommendations of the Boards of Directors and Reasons for the Merger". The following is a brief discussion of those negotiations and certain related events.

    In late 1991, USLICO engaged Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to render general financial advisory and investment banking services to USLICO. USLICO's senior management and Merrill Lynch thereafter engaged in discussions about alternative futures for USLICO. In addition, USLICO retained Tillinghast, a Towers Perrin Company ("Tillinghast") as an independent consultant with respect to various actuarial and valuation matters, including the profitability of USLICO's lines of insurance business in force. In late 1992, the USLICO Board directed USLICO senior management and Merrill Lynch to evaluate all strategic alternatives available to USLICO, including strategies for continuing to operate independently as well as possible business combination transactions. Pursuant to these instructions, Merrill Lynch and USLICO management had discussions with more than 20 insurance companies over the course of the following 18 months to explore possible strategic transactions. Confidentiality agreements were signed with at least 10 companies who expressed preliminary interest in considering a transaction with USLICO, and information concerning USLICO's businesses was provided to these companies. USLICO pursued a strategy of contacting third parties who might be interested in strategic transactions on a confidential basis, both directly and through Merrill Lynch, because a more public approach could cause USLICO's sales force to lose incentive to market and distribute USLICO's products, undermine the confidence of USLICO's existing customer base, and create instability among USLICO's employees. Such developments would have adversely affected USLICO's operations and strategic options.

    On January 25, 1993, USLICO issued a press release announcing accounting charges that resulted in a significant loss in earnings to USLICO for the year ended December 31, 1992, a reduction in the dividends per share of USLICO Common Stock and a statement by Mr. Daniel J. Callahan, III, Chairman and Chief Executive Officer of USLICO, that "Management continues to carefully review strategic and capital alternatives and has been working with Merrill Lynch & Co. as its financial advisor". USLICO senior management and Merrill Lynch continued to contact and hold discussions with other insurance companies, and in May 1993 discussions with one company resulted in a proposal for a possible combination transaction that was considered by the USLICO Board in which USLICO shareholders would receive consideration which the other party valued at between $24.25 and $24.50 per share of USLICO Common Stock. The proposed transaction contained conditions that, among other things, would have required USLICO to restructure or sell certain subsidiaries, resolve ongoing litigation and reimburse the other party for certain expenses incurred, whether or not a transaction was completed. Both the USLICO Board and USLICO senior management found these conditions unacceptable.

    Thereafter, contacts continued from time to time with potential parties to strategic business combination transactions. In October 1993, Mr. Glenn H. Gettier, Jr., Executive Vice President and Chief Financial Officer of USLICO, contacted Mr. John H. Flittie, President and Chief Operating Officer of NWNL, to inquire about NWNL's possible interest in a business combination of the two companies. NWNL was contacted because of potential synergies identified by USLICO management between its lines of business and areas of operation and those of USLICO. Later that month, Mr. Gettier and Mr. Callahan personally visited with NWNL senior management to explore on a preliminary basis a possible business combination. In November 1993, NWNL senior management visited the executive offices of USLICO and met with USLICO senior management to discuss further the feasibility of a business combination of NWNL and USLICO. Shortly thereafter, NWNL and USLICO signed confidentiality agreements pursuant to which each party agreed, among other things, to keep confidential information furnished to such party by the other for the purpose of evaluating a possible business combination. Following the November 1993 meeting, the NWNL Board was informed of these discussions with USLICO, and in January 1994 Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") was retained by NWNL to provide senior management and the NWNL Board with advice concerning a possible business combination. NWNL selected DLJ to advise it regarding a possible business combination in recognition of DLJ's expertise in business valuation generally, DLJ's expertise in transactions involving insurance companies, and DLJ's experience and familiarity with the business, financial performance and personnel of NWNL. Also in January 1994, the actuarial consulting firm of Milliman & Robertson, Inc. ("M&R") was engaged by NWNL to assist with NWNL's actuarial and financial analyses of USLICO.

    Discussions between the companies and their financial advisors to explore in more detail a possible business combination continued through August 1994. These discussions addressed, among other things, generally the form and amount of consideration to be paid to USLICO shareholders in the event of any transaction, the benefits to both companies and their shareholders of a business combination, the potential integration of USLICO, its subsidiaries and personnel into NWNL, and the operations and financial condition of, and prospects for, the businesses of each company. Managements of NWNL and USLICO and their financial advisors and legal counsel were involved in various of these discussions and engaged in due diligence reviews. As these discussions between the companies progressed, the Boards of Directors of NWNL and USLICO, or committees thereof, were periodically advised of the principal discussions.

    On June 29, 1994, a meeting of the Executive Committee of the NWNL Board (the "NWNL Executive Committee") was held during which NWNL senior management provided a detailed report on the status of the principal discussions with USLICO and their evaluation of the strategic and financial impact of a possible business combination. Representatives from DLJ were also present at this meeting and supplemented the information provided by NWNL senior management. At the conclusion of this meeting, the NWNL Executive Committee authorized senior management to communicate to USLICO the interest of NWNL in a business combination with USLICO and to proceed with negotiations. Negotiations were held between senior managements of both companies and additional actuarial valuations of USLICO were conducted by NWNL with the assistance of M&R. On July 29, 1994, the NWNL Executive Committee held a telephonic meeting and was apprised of the status of the negotiations to date. Representatives from DLJ were also present to discuss the financial analyses of the proposed transaction and representatives from M&R were present to answer questions concerning NWNL's actuarial analyses. At the conclusion of this meeting, the NWNL Executive Committee authorized Mr. John G. Turner, Chairman and Chief Executive Officer of NWNL, and persons delegated by him, to continue with negotiations toward a possible business combination with USLICO on terms consistent with those discussed at this meeting. After the July 29, 1994 meeting of the NWNL Executive Committee, senior managements of NWNL and USLICO negotiated the final terms of the Merger Agreement and their financial and legal advisors conducted due diligence investigations at the offices of each company. On September 8, 1994, after reviewing the terms of the transaction with senior management, legal counsel and DLJ, and after reviewing and considering the fairness opinion of DLJ (see "Opinions of Donaldson, Lufkin & Jenrette Securities Corporation"), the NWNL Board unanimously voted to approve the Merger Agreement, the USLICO Option Agreement and the Merger, subject to the approval of the USLICO Board, recommend that shareholders of NWNL approve and adopt the Merger Agreement and the Merger and call a special meeting of the shareholders of NWNL to consider and vote on the Merger.

    At a June 21, 1994 meeting of the USLICO Board, Merrill Lynch updated the USLICO Board on the status of discussions with NWNL and distributed and reviewed information concerning NWNL and analyzing its financial condition and results of operations.

    After this meeting, USLICO senior management continued to evaluate the proposed transaction with NWNL and had discussions with other companies, while also re-evaluating the merits of continuing on a stand-alone basis. At a meeting of the USLICO Board on August 2, 1994, USLICO senior management and Merrill Lynch presented an analysis of and reviewed with the USLICO Board three proposals for possible transactions. The NWNL proposal and one other proposal involved stock-for-stock combinations valued at a premium to USLICO's then current market price. The other strategic combination involved a company smaller than NWNL without as many apparent geographic and product line synergies with USLICO. The third proposal discussed at the meeting involved a proposed cash acquisition of USLICO at a price lower than the estimated value of the NWNL proposal. At this meeting, USLICO senior management also presented an overview of USLICO's financial condition, results of operations and future challenges and opportunities of continuing on a stand-alone basis. Legal counsel to USLICO, Rogers & Wells, advised the USLICO Board with respect to the fiduciary duties applicable to the consideration of multiple possible transactions. Following its review, the USLICO Board rejected the terms of the proposed cash purchase transaction and instructed USLICO senior management, Merrill Lynch and its legal counsel to pursue further discussions with NWNL and the other party proposing a strategic business combination. The USLICO Board also instructed its senior management and financial and legal advisors to complete certain due diligence.

    On August 9, 1994, a meeting of the USLICO Board was held to evaluate enhanced proposals for business combinations from NWNL and the other company. Each of the combination proposals had been modified to enhance the proposed exchange ratios. The consideration to be received by USLICO shareholders under each of the proposals was valued within a range that Merrill Lynch had preliminarily indicated to the USLICO Board would be fair to USLICO shareholders, although Merrill Lynch rendered no fairness opinion on any of the proposals at that time. The Board was presented with various scenarios and, based on certain assumptions, the enhanced proposal from the other party could have provided USLICO shareholders with consideration valued more highly than the consideration offered under the enhanced NWNL proposal. Merrill Lynch valued the stock component of the other party's proposal between $20.93 and $22.00 per share of USLICO Common Stock based upon recent trading prices. The other proposal also contained a contingent value right that would produce a future payment to USLICO shareholders under certain circumstances, and Merrill Lynch placed a present value on the contingent value right of $2.61 per share of USLICO Common Stock. Merrill Lynch valued the consideration to be paid in the NWNL proposal between $22.21 and $23.33 per share of USLICO Common Stock based upon trading prices over the same preceding period. Merrill Lynch also noted that the NWNL proposal was projected to produce dividends of $0.63 per share of USLICO Common Stock per year compared to $0.05 per share of USLICO Common Stock per year for the other proposal. Legal counsel again advised the USLICO Board with respect to its fiduciary duties. Extensive discussion and consultation with USLICO senior management and its financial and legal advisors was held by the Board. The Board discussed the benefits and risks associated with each of the proposed transactions. Among the factors discussed were the likely value of the alternative proposals to USLICO's shareholders over various time horizons, the differing business plans for the combined companies, the geographic and product line synergies, efficiencies likely to be realized, projected earnings and dividend yields of the combined entities, and a variety of other factors including specific contingencies and conditions relating to each of the revised proposals. See "Recommendations of the Boards of Directors and Reasons for the Merger -- USLICO". Management also presented to the Board its strategic plan detailing the steps that would be taken if USLICO were to continue on a stand-alone basis. After lengthy consideration of the alternatives, the USLICO Board authorized USLICO senior management to engage in negotiations with representatives of NWNL with a view to presenting the USLICO Board with a definitive proposal for a business combination between USLICO and NWNL.

    Subsequently, the party that had previously expressed interest in a cash purchase transaction orally suggested continuing interest in discussing such a possible transaction at a price of $24.00 per share of USLICO Common Stock. The party, however, declined to put such interest in writing and continued to impose various conditions on any such transaction, including a requirement for a 45 day exclusive negotiating period. At a telephonic meeting of the USLICO Board on August 11, 1994, the USLICO Board received from Merrill Lynch an evaluation of this preliminary oral proposal, including its view that the price offered was within a range that Merrill Lynch preliminarily considered to be fair to the USLICO shareholders, although Merrill Lynch rendered no fairness opinion at that time. The USLICO Board considered the conditions and contingencies to this expression of interest including that any transaction would be subject to due diligence and financing and that USLICO must agree to negotiate exclusively with this third party for 45 days before it would commit its oral proposal to writing. In particular, the USLICO Board discussed at length USLICO management's belief that NWNL would withdraw its proposal if USLICO agreed to an exclusive negotiating period with this third party. After consultation with legal counsel, the USLICO Board determined not to pursue this potential transaction.

    An initial draft of a merger agreement was furnished by NWNL to USLICO on August 9, 1994. The USLICO Board had a telephonic meeting on August 26, 1994 to authorize certain amendments to executive severance and employment contracts (which amendments had been previously discussed with NWNL) and to discuss the status of negotiations with NWNL. In August 1994, the independent directors of USLICO retained the law firm of Hazel & Thomas, a Professional Corporation, as separate legal counsel to advise them in their deliberations. The USLICO Board received revised drafts of a merger agreement on September 2, 1994. On September 7, 1994, the USLICO Board had a telephonic meeting to review the provisions of the draft merger agreement, discuss outstanding issues relating thereto and receive a report from USLICO senior management and legal counsel as to the status of their due diligence reviews. Merrill Lynch participated in this meeting and answered certain questions from the USLICO Board concerning the Merger. A substantially final draft of the merger agreement was distributed to the USLICO Board on September 8, 1994.

    On the morning of September 9, 1994, the volume of shares of USLICO Common Stock traded on the NYSE increased to 65,000 shares, far in excess of its average daily trading volume of 11,039 shares per day during the 90 days prior to September 9, 1994, and the price escalated to $23.75 per share. Trading was halted at the request of USLICO. Shortly thereafter USLICO issued a press release stating that it was in advanced discussions with a larger insurance holding company regarding a possible stock-for-stock merger transaction. The press release also stated that the current market value of the consideration being discussed was below the trading price of USLICO Common Stock at the time trading was halted. After trading resumed that same day, USLICO Common Stock declined in price and closed at $21.25 per share.

    The USLICO Board met on September 11, 1994 to consider the Merger. After reviewing the findings of the management, financial and legal due diligence investigations of NWNL, discussing with USLICO senior management a long-term strategic plan for continued operation of USLICO on a stand-alone basis, reviewing the terms of the Merger Agreement and USLICO Option Agreement with USLICO senior management, legal counsel and Merrill Lynch, and reviewing and considering the fairness opinion of Merrill Lynch (see "Opinions of Merrill Lynch, Pierce, Fenner & Smith Incorporated"), the USLICO Board determined that the Merger was fair to, and in the best interests of, USLICO and its shareholders and unanimously voted to approve and adopt the Merger Agreement, the USLICO Option Agreement and the Merger and call a special meeting of the shareholders of USLICO to consider and vote on the Merger. The Merger Agreement and the USLICO Option Agreement were executed that day. See "Recommendations of the Boards of Directors and Reasons for the Merger".

    Subsequent to the public announcement of the execution of the Merger Agreement, USLICO has received two unsolicited letters from other third parties indicating a possible interest in a business combination or acquisition of USLICO, but neither of these parties has made a specific proposal.

    Certain directors and officers of USLICO have interests in the Merger different from the interests of other USLICO shareholders. See "The Merger -- Interests of Certain Persons in the Merger" and "Management of NWNL -- New Director".

                   RECOMMENDATIONS OF THE BOARDS OF DIRECTORS
                           AND REASONS FOR THE MERGER

NWNL

    The NWNL Board believes that the terms of the Merger are fair to, and in the best interests of, NWNL and its shareholders. ACCORDINGLY, THE NWNL BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF NWNL COMMON STOCK AND NWNL ESOP PREFERRED STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

    The NWNL Board believes that the Merger will create a stronger combined company from marketing, operational and financial perspectives. The Merger will allow NWNL to add new markets for its life insurance and annuity products and increase NWNL's distribution channels. In particular, the Merger will allow NWNL to expand into the military market established through USLICO's subsidiary United Services Life Insurance Company ("USL") and to take advantage of the payroll deduction business (worksite marketing) and bank distribution system maintained by USL and, in the State of New York, by USLICO's subsidiary Bankers Security Life Insurance Society ("BSL"). The agents of the combined company will have the opportunity to distribute the full range of NWNL's and USLICO's products. The Merger will also allow NWNL to obtain additional distribution of its variable life products and mutual funds through the acquisition of USLICO's subsidiary, USLICO Securities Corporation ("USC"), and take advantage of BSL's market for such products in the State of New York, where NWNL currently is not marketing a variable product. The Merger is also expected to give rise to certain operational efficiencies, including the maintenance of a combined data center and investment advisor and shared utilization of operating systems and service capabilities. In the opinion of the NWNL Board, the Merger will provide various financial benefits to shareholders of NWNL, including faster growth in asset size through the acquisition of over $2 billion of investment grade assets, an expected $15 million in expense reductions during 1996 resulting from the integration of operations, and more rapid profit growth through anticipated economies of scale in all major operations.

    Prior to recommending action on the Merger, the NWNL Board reviewed various materials and engaged in discussions with NWNL staff and retained consultants regarding the businesses, operations and financial condition of USLICO. The NWNL Board also reviewed the terms and conditions of the transactions contemplated by the Merger Agreement with NWNL's senior management, legal counsel and financial advisor DLJ. The presentation at the September 8, 1994 meeting of the NWNL Board included a discussion of NWNL's long-term strategic objectives, general information regarding USLICO's businesses, particularly with regard to its product lines, markets and distribution system, as well as USLICO's historic net operating income, projected operating earnings and investment assets. NWNL's legal counsel discussed the terms of the Merger Agreement and the fiduciary duties of the NWNL Board with respect to the Merger. Senior management of NWNL discussed with the

NWNL Board their belief, based on certain Exchange Price assumptions, that the Merger's effect on fully diluted operating earnings per share would be non-dilutive in 1995 and accretive in 1996. NWNL senior management also presented pro forma financial information which set forth financial data and ratios for the combined company.

    During the September 8, 1994 meeting of the NWNL Board, DLJ made a detailed presentation regarding the proposed transaction. Representatives of DLJ discussed, among other things: (i) analyses and comparisons of certain financial information of USLICO; (ii) historical price and trading information for NWNL and USLICO Common Stock; (iii) a comparison of USLICO's businesses and historical results with those of other comparable publicly traded life insurance companies; (iv) a comparison of transaction data of recently acquired life insurance companies with data for the proposed Merger with USLICO; (v) an analysis of the financial effects of the Merger from the perspective of the shareholders of NWNL; and (vi) a comparison of the relative contributions of NWNL and USLICO based on operating income, shareholders' equity and assets. On the basis of the foregoing and the other factors and assumptions set forth in its written opinion to the NWNL Board dated September 7, 1994, the representatives of DLJ advised the NWNL Board at the NWNL Board meeting of September 8, 1994 that, as of the date of such meeting, the consideration to be paid by NWNL pursuant to the Merger Agreement was fair to the shareholders of NWNL from a financial point of view. DLJ has subsequently delivered to the NWNL Board a substantially identical opinion, dated the date of this Joint Proxy Statement/Prospectus, reaffirming its earlier opinion. See "Opinions of Donaldson, Lufkin & Jenrette Securities Corporation".

    In deciding to approve the Merger Agreement, the NWNL Board considered the items set forth above and a number of factors, including, but not limited to the following: (i) the current and historical market price of, and dividends on, NWNL Common Stock and the fact that USLICO shareholders would receive a premium over the historical USLICO market price; (ii) the impact of potential operating efficiencies and other synergies which could result from the Merger; (iii) the expansion of NWNL's distribution system and markets for its life insurance and annuity products; (iv) the potential for enhanced profitability through achieving economies of scale; (v) the expected accounting treatment of the Merger; (vi) the terms and conditions of the Merger Agreement; (vii) the tax treatment of the Merger; and (viii) the advice of its actuarial consultant, and presentations and advice of its financial advisor and legal counsel, as discussed above. The NWNL Board did not assign any relative or specific weights to these factors and individual directors may have given different weights to different factors. However, the decision of the NWNL Board gave particular consideration to the strategic marketing and operating efficiencies that it expects to occur if the Merger is consummated.

USLICO

    The USLICO Board believes that the terms of the Merger are fair to, and in the best interests of, USLICO and its shareholders. ACCORDINGLY, THE USLICO BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF USLICO COMMON STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER. USLICO has the right, under certain circumstances, to withdraw, modify or amend the foregoing recommendation of the USLICO Board (see "The Merger -- No Solicitation of Acquisition Transactions").

    The USLICO Board believes that the Merger will permit the shareholders of USLICO to participate in a financially stronger, better diversified, cost efficient and more competitive combined company through a tax-free reorganization, with taxes incurred only on income recognized upon receipt by USLICO shareholders of the special cash distributions or other cash in the Merger. See "Federal Income Tax Consequences" below. Based on projections prepared by the managements of USLICO and NWNL, as adjusted by Merrill Lynch, the combined company resulting from the Merger is expected to produce greater earnings and dividends on a USLICO Common Stock share equivalent basis and achieve a higher return on equity than are estimated to be produced by USLICO on a stand-alone basis. See "Opinions of Merrill Lynch, Pierce, Fenner & Smith Incorporated -- Materials and Information Considered With Respect to the Merger
- - -- Historical and Pro Forma Projected Financial

Data Analysis" and "-- Earnings Per Share and Dividend Enhancement Analysis". The USLICO Board believes that the Merger will produce significant synergies and cost savings of the combined company of an expected $15 million during 1996 (although there can be no assurance that such cost savings will be realized). The USLICO Board also believes that a business combination of NWNL and USLICO represents a strong strategic fit and creates numerous strategic benefits including: diversification of NWNL's and USLICO's respective businesses; providing a more attractive array of insurance products to a larger sales force through more channels of distribution; the potential for a merger of the New York insurance subsidiaries of NWNL and USLICO to obtain critical mass and efficiencies in the New York market; consolidation of the annuity operations in the State of Washington; and cost reductions through elimination of duplicative support services and functions, the consolidation of data processing and certain other operations and the elimination of redundant facilities.

    In deciding to pursue a strategic business combination with NWNL instead of remaining independent, at its August 2, 1994 and August 8, 1994 meetings the USLICO Board carefully evaluated with USLICO senior management their strategic plans for the conduct of USLICO's businesses on a stand-alone basis. The analysis included a thorough review of the historical financial condition and results of operations of USLICO and its insurance subsidiaries, the profitability of various lines of business, the current competitive environment in the life insurance industry, the significant changes required to be implemented to achieve satisfactory profitability, the achievability of strategic goals, the risks associated with the strategic plan, and the potential shareholder values created (and the timing thereof) if the strategic plan were successfully implemented. On those dates, Merrill Lynch reviewed with the USLICO Board analyses conducted as of such dates under various valuation methodologies respecting the value of USLICO. The implications of staying independent were then compared to the impact of possible strategic transactions.

    In determining to pursue a transaction with NWNL and not other parties with whom USLICO had discussions, the USLICO Board also carefully considered: the terms of the proposals made by such companies; the historical financial condition and results of operations of such companies; the historical market prices and daily trading volumes for the stock of such companies; the lines of business of such companies; the strategic fit with such companies; the synergies, economic efficiencies and cost savings from any transaction with such companies; the debt and claims paying ratings of such companies and the impact of such ratings on various lines of business of USLICO and its insurance subsidiaries; the tax impact of proposed forms of transactions; the opportunity for USLICO shareholders to participate in any future growth in values after business combination transactions; due diligence previously conducted by the companies; the degree to which such proposals were tentative or incomplete and contained significant contingencies or conditions to closing (including completion of due diligence, negotiation of definitive agreements, financing or other contingencies); the perceived risk and impact of failure to consummate a particular transaction; perceived risks concerning the regulatory approval process with respect to particular transactions; and the potential loss or material modification of transactions in an advanced stage of negotiation if other transactions at a preliminary stage were pursued.

    At its meeting on September 11, 1994, the USLICO Board considered a report from USLICO senior management concerning its management and financial due diligence review of NWNL. In addition, the USLICO Board received a report from its general counsel and outside counsel concerning their legal due diligence review of NWNL. The USLICO Board then reviewed in detail the proposed terms of the Merger Agreement and USLICO Option Agreement with senior management and its financial and legal advisors. Merrill Lynch then delivered its written opinion that the consideration to be received in the Merger was fair to the shareholders of USLICO from a financial point of view (see "Opinions of Merrill Lynch, Pierce, Fenner & Smith Incorporated") and answered questions from the USLICO Board concerning Merrill Lynch's analysis of the financial terms of the Merger. USLICO had selected Merrill Lynch to act as USLICO's financial adviser and render such fairness opinion based on Merrill Lynch's expertise and its familiarity with USLICO, having provided investment banking services to USLICO since 1991. After deliberating with respect to the Merger and the other transactions contemplated by the Merger Agreement, considering, among other things, the matters discussed herein and the opinion and presentation of Merrill Lynch, the USLICO Board unanimously determined the Merger to be advisable and in the best interests of USLICO and its shareholders and approved the Merger Agreement, the USLICO Option Agreement and the transactions contemplated thereby. Merrill Lynch has subsequently delivered to the USLICO Board a substantially identical opinion, dated the date of this Joint Proxy Statement/Prospectus, to the same effect.

    In reaching its decision to approve and adopt the Merger Agreement on September 11, 1994, the USLICO Board consulted with USLICO senior management and financial and legal advisors and considered many factors, including, but not limited to, those listed above and the following:

        (i) that the shareholders of USLICO would have an opportunity to participate in the combined company in the Merger which was expected to have a greater potential for profits and growth and future increase in shareholder value than USLICO could have alone, and that there would be a number of benefits that could reasonably be expected to be realized by the shareholders of USLICO from their continuing interest in the combined company, including but not limited to (A) the financial and managerial strength of the combined company and its consequent enhanced ability to realize the potential of the businesses contributed by USLICO, (B) the potential for growth in the businesses of the combined company as a result of the possibility of cross-marketing products of each company to the policyholder base of the other, (C) the business synergies that might be realized, and the consequent expense savings, cost reductions and operating efficiencies, (D) the opportunity to diversify earnings, and (E) the potential effect of the Merger on the perception by the ratings agencies of the businesses of the combined company, USL and BSL; the USLICO Board considered that as a result of the foregoing factors, the Merger was expected to position the USLICO businesses to better realize their potential and thus to enhance their growth prospects, while at the same time diversifying the operations of the combined company; the USLICO Board also considered that because of their continuing interest in the combined company, the shareholders of USLICO would be able to share in and benefit from such growth and diversification;

        (ii) historical information on both a line of business and company-wide basis regarding the financial condition, capital levels, asset quality, cash flow, operations, earnings, and the businesses and prospects of NWNL, the recent and historic trading value and average trading volume of NWNL Common Stock, and presentations by USLICO senior management concerning its financial and management due diligence review of NWNL and by legal counsel concerning its legal due diligence review of NWNL;

       (iii) historical information on both a line of business and company-wide basis regarding the financial condition, capital levels, asset quality, cash flow, operations, earnings, businesses and prospects of USLICO, and the recent and historic trading value and average trading volume of USLICO Common Stock;

       (iv) the detailed financial analyses and pro forma and other information with respect to USLICO and NWNL presented by USLICO management and Merrill Lynch (see "Incorporation of Certain Documents by Reference" and "Opinions of Merrill Lynch, Pierce, Fenner & Smith Incorporated"), as well as the USLICO Board's own knowledge of USLICO and its businesses;

        (v) the strategic fit of the USLICO and NWNL businesses, the compatible operating philosophies of the two companies and the synergies and potential operating efficiencies which could result from combining USLICO and NWNL;

       (vi) based upon projections prepared by the managements of USLICO and NWNL, as adjusted by Merrill Lynch, that the combined company was projected to produce higher estimated earnings per share in 1995, 1996 and 1997 and pay higher dividends per share on a USLICO share equivalent basis (out of funds that NWNL currently expects to be legally-available for the payment of dividends in such years), and that the combined company was also projected to earn a higher return on equity than USLICO on a stand-alone basis (see "Opinions of Merrill Lynch Pierce Fenner & Smith Incorporated -- Materials and Information Considered With Respect to the Merger -- Historical and Pro Forma Projected Data Analysis" and "-- Earnings Per Share and Dividend Enhancement Analysis");

       (vii) the current economic and competitive operating environment, including but not limited to greater public and regulatory concerns about the financial stability of insurance companies, increased customer sensitivity to ratings, intense competition in the traditional individual life insurance lines of business, and the impact of potential federally sponsored health care legislation, and that the combined company will be able to compete more effectively in the rapidly changing marketplace for insurance products and to take advantage of opportunities for growth and diversification that would not be available to USLICO on its own;

      (viii) the effect on shareholder value of USLICO continuing as an independent entity compared to the effect of its combining with NWNL in light of the factors summarized herein with respect to the financial condition and prospects of USLICO in the current economic environment, including but not limited to (A) other possible strategic alternatives, (B) uncertainties involved in the ability to realize the benefits of a strategic plan on a stand-alone basis, and (C) exposure of a smaller and less diversified independent entity to adverse external developments (including risks arising in connection with general industry conditions, general economic conditions and general financial market conditions);

       (ix) the USLICO Board's review with its legal and financial advisors of the provisions of the Merger Agreement and USLICO Option Agreement, including provisions which would permit the USLICO Board in the exercise of its fiduciary duties (after consultation with outside legal counsel) to supply information to, and cooperate and negotiate an acquisition transaction with, third parties following execution of the Merger Agreement, and to withdraw or modify its recommendation of the Merger, subject under certain circumstances to the payment of certain amounts and the effect of the USLICO Option Agreement (see "The Merger -- No Solicitation of Acquisition Transactions");

        (x) the presentations made by Merrill Lynch and the opinion of Merrill Lynch that the consideration to be received in the Merger is fair, from a financial point of view, to the holders of USLICO Common Stock;

       (xi) the expectation that the Merger would be tax free for federal income tax purposes to USLICO and its shareholders (other than in respect of any cash paid as partial consideration or in lieu of fractional shares) and would be accounted for under the purchase method of accounting;

       (xii) that the Merger is conditioned upon approval by the holders of more than two-thirds of the shares of USLICO Common Stock; and

      (xiii) the advice of legal counsel that it could be reasonably expected that the necessary regulatory approvals for the Merger would be obtained.

    The foregoing discussion of the information and factors considered and given weight by the USLICO Board is not intended to be exhaustive, but is believed to include all material factors considered by the USLICO Board. In reaching the determination to approve and recommend the Merger, the USLICO Board did not assign any relative or specific weights to the foregoing factors and individual directors may have given different weights to different factors. The USLICO Board is unanimous in its recommendation to the shareholders of USLICO that the Merger be approved.

    THE BOARDS OF DIRECTORS OF NWNL AND USLICO HAVE UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AS BEING IN THE BEST INTERESTS OF THEIR RESPECTIVE SHAREHOLDERS AND RECOMMEND THAT THEIR RESPECTIVE SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

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
        OPINIONS OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

    As part of its role as financial advisor to NWNL, DLJ was asked by NWNL to render an opinion to the NWNL Board as to the fairness, from a financial point of view, to the shareholders of NWNL of the consideration to be paid by NWNL pursuant to the Merger Agreement. DLJ delivered to the NWNL Board a written opinion, dated as of September 7, 1994, that, as of such date, based upon and subject to the matters set forth in such opinion, the consideration to be paid by NWNL pursuant to the Merger Agreement is fair to the shareholders of NWNL from a financial point of view. DLJ orally confirmed its opinion to the NWNL Board on September 8, 1994. This opinion was subsequently reaffirmed by a DLJ opinion dated the date of this Joint Proxy Statement/Prospectus. The assumptions made, matters considered and limits of review contained in the September 7, 1994 opinion are substantially the same as those contained in the opinion dated the date of this Joint Proxy Statement/Prospectus. In considering the DLJ opinions, shareholders may want to take into account DLJ's fee arrangements with NWNL with respect to such opinions and the Merger, under which DLJ's fees are substantially greater if the Merger is consummated, as set forth in the final paragraph under this heading.

THE FULL TEXT OF THE WRITTEN OPINION OF DLJ DATED THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS ATTACHED AS EXHIBIT B AND IS INCORPORATED HEREIN BY REFERENCE. NWNL SHAREHOLDERS ARE URGED TO READ THE DLJ OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW OF DLJ. ANY SUMMARY OF THE DLJ OPINION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    The DLJ opinions do not constitute a recommendation to any shareholder as to how such shareholder should vote at either the NWNL Special Meeting or the USLICO Special Meeting. DLJ did not and was not requested by the NWNL Board to make any recommendation as to the form or amount of consideration to be paid by NWNL in the Merger, which issues were resolved through negotiations between USLICO and NWNL, in which DLJ assisted NWNL. No restrictions or limitations were imposed by the NWNL Board upon DLJ with respect to the investigation made or the procedures followed by DLJ in rendering its opinions.

    In arriving at its September 7, 1994 opinion, DLJ reviewed a draft of a merger agreement dated August 30, 1994. In arriving at its opinion dated the date of this Joint Proxy Statement/Prospectus, DLJ reviewed the Merger Agreement and a current draft of this Joint Proxy Statement/Prospectus. In addition, in arriving at its opinions, DLJ reviewed financial and other information that was publicly available or furnished to it by NWNL and USLICO including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were certain financial projections of USLICO for fiscal years 1994 through 1996 prepared by USLICO management, certain financial projections of NWNL for fiscal years 1995 through 1999 prepared by NWNL management, certain financial projections of USLICO for fiscal years 1995 through 1999 prepared by NWNL management and certain projections of expense savings for fiscal years 1995 through 1999 prepared by NWNL management. In addition, DLJ compared certain financial and securities data of NWNL and USLICO with certain financial and securities data of various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of USLICO Common Stock and NWNL Common Stock, reviewed prices and premiums paid in other business combinations and conducted such other financial studies, analyses and investigations as it deemed appropriate for purposes of its opinions, including utilizing materials prepared by M&R to determine the value of USLICO's in-force business and projected future results.

    In rendering its opinions, DLJ relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial and other information that was available to it from public sources, that was provided to it by NWNL and USLICO or their respective representatives, or that was otherwise reviewed by it. In particular, DLJ relied, without independent investigation, upon the estimates of NWNL management of the expense savings achievable as a result of the

Merger and upon DLJ's discussion of such expense savings with USLICO management. With respect to the financial projections supplied to DLJ, it assumed that they were based upon reasonable assumptions and reflected the best currently available estimates and judgments of the managements of NWNL and USLICO as to the future operating and financial performance of NWNL and USLICO. DLJ did not assume any responsibility for making an independent evaluation of NWNL's or USLICO's assets or liabilities or for making an independent verification of any of the information reviewed by it. DLJ relied as to all legal matters relating to the Merger on advice of legal counsel to NWNL.

    DLJ's opinions are necessarily based on general economic, market, financial and other conditions as they existed on, and on the information made available to it as of, the dates thereof. It should be understood that, although subsequent developments may affect its opinion dated the date of this Joint Proxy Statement/Prospectus, DLJ does not have any obligation to update, revise or reaffirm such opinion. DLJ is expressing no opinion as to the prices at which shares of NWNL Common Stock will actually trade at any time.

    The following is a summary of the material factors considered and principal financial analyses performed by DLJ in connection with its fairness opinion dated the date of this Joint Proxy Statement/Prospectus. DLJ performed certain procedures, including each of the financial analyses described below, and reviewed with the managements of NWNL and USLICO the assumptions on which such analyses were based and other factors, including the current and projected financial results of such companies.

    EFFECT OF MERGER ON NWNL'S PROJECTED EARNINGS AND FINANCIAL POSITION. DLJ was provided with earnings projections for NWNL and USLICO by NWNL management. The NWNL projections were based on NWNL's most current operating plan. The USLICO projections were derived from actuarial projections provided by USLICO's outside actuarial firm, Tillinghast, and were adjusted by NWNL with the assistance of its outside actuarial firm, M&R, based, in part, on their investigation of USLICO. Since the Merger will be accounted for as a purchase, the USLICO projections included purchase accounting adjustments required by generally accepted accounting principles ("GAAP"). Due to similarities in their lines of business and the significant geographic overlap between NWNL and USLICO, NWNL has informed DLJ that it expects to realize expense savings from consolidation. DLJ incorporated NWNL's estimates of these expense savings in its analyses. In addition, based on discussions with NWNL, DLJ assumed that NWNL would redeem USLICO's outstanding convertible debentures immediately after the Merger and replace them with fixed rate debt.

    The number of shares of NWNL Common Stock issued by NWNL to USLICO shareholders and the amount of amortization of the present value of future profits asset which will be created through purchase accounting will vary depending on the average per share closing sales prices of NWNL Common Stock on the NYSE Composite Tape for the 20 trading days ending three days prior to the closing of the Merger (the Exchange Price). As a result, the earnings per share of the combined post-merger company will vary depending on the Exchange Price. As a result, DLJ analyzed the effect of the transaction on NWNL's projected earnings per share and financial leverage over a range of Exchange Prices. The transaction that is most dilutive to earnings per share from NWNL shareholders' perspective occurs if the Exchange Price is $37.20 or higher, in which case the Exchange Ratio would be .69 and NWNL would be required to issue approximately 7,426,000 shares. Under this scenario, NWNL shareholders would realize earnings per share dilution in 1995 and earnings per share pick up in 1996 through 1999. At lower Exchange Prices, the effect of the Merger on earnings per share is more beneficial to NWNL shareholders. Under all of the Exchange Price scenarios analyzed by DLJ, NWNL shareholders would realize an earnings per share pick up in 1996 and thereafter.

    The effect of the Merger on NWNL's ratio of debt plus 50% of preferred stock to total capitalization is to increase it slightly from approximately 16.2% before the Merger to between 19.0% and 20.0% after the Merger, depending on the Exchange Price.

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
    PUBLIC MARKET VALUATION ANALYSIS. DLJ reviewed and compared certain actual and estimated financial and operating information of USLICO to the corresponding information of certain publicly traded life insurance and annuity companies, including American Heritage Life Investment Corporation, First Colony
Corporation, Kansas City Life Insurance Company, Life Partners Group, Inc., Protective Life Corporation and USLIFE Corporation (together, the "Selected Insurers"). The comparison was made through various analyses of relevant financial ratios of USLICO and the Selected Insurers. The ratio analyses included the public stock prices of USLICO and the Selected Insurers as a multiple of GAAP operating earnings for the latest 12 months ("LTM") ended September 30, 1994 (excluding non-recurring items) and for projected fiscal year 1995. Additional ratios reviewed included the ratios of the public stock prices of USLICO and the Selected Insurers to (i) GAAP book value as of September 30, 1994, (ii) statutory net earnings for the fiscal year ended December 31, 1993, and (iii) statutory capital and surplus as of December 31, 1993. The projected 1995 operating earnings of USLICO included purchase accounting adjustments and the expense savings projected by NWNL management. Closing prices as of November 29, 1994 were used in this analysis.

    The average ratio of public stock price to GAAP operating earnings for the LTM ended September 30, 1994 was 9.5x for the Selected Insurers. Based on a range of NWNL Exchange Prices between $25.36 and $37.20, the implied multiples of transaction value to USLICO's GAAP operating earnings for the LTM ended September 30, 1994 were between 12.2x and 16.0x. The average ratio of public stock price to projected 1995 GAAP operating earnings was 8.2x for the Selected Insurers. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's projected 1995 GAAP operating earnings were between 6.5x and 10.6x. The average ratio of public stock price to GAAP book value as of September 30, 1994 was 1.4x for the Selected Insurers. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's GAAP book value as of September 30, 1994 were between 0.8x and 1.1x. The average ratio of public stock price to statutory net earnings for the fiscal year ended December 31, 1993 was 14.5x for the Selected Insurers. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's statutory net earnings for the fiscal year ended December 31, 1993 were between 19.4x and 25.4x. The average ratio of public stock price to statutory capital and surplus as of December 31, 1993 was 2.5x for the Selected Insurers. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's statutory capital and surplus as of December 31, 1993 were between 1.7x and 2.2x.

    COMPARATIVE TRANSACTION ANALYSIS. DLJ reviewed publicly available information for selected transactions involving the acquisition of life insurance and annuity companies since January 1, 1992. In reviewing these transactions, several factors were considered including: (i) the lack of public information for subsidiary and private company transactions which represent a significant portion of the merger and acquisition activity; (ii) the lack of directly comparable transactions; and (iii) the generally larger size of several of the transactions. For the selected transactions DLJ reviewed the multiples of transaction value to GAAP operating earnings, GAAP book value, statutory operating earnings and adjusted statutory capital and surplus. The average multiples of transaction value to these four financial results were 12.6x, 1.6x, 11.3x and 2.5x, respectively.

    The average ratio of transaction value to GAAP operating earnings for the fiscal year immediately preceding the transaction for the selected transactions was 12.6x. Based on a range of NWNL Exchange Prices between $25.36 and $37.20, the implied multiples of transaction value to USLICO's GAAP operating earnings for the LTM ended September 30, 1994 were between 12.2x and 16.0x. The average ratio of transaction value to GAAP book value for the selected transactions was 1.6x. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's GAAP book value as of September 30, 1994 were between 0.8x and 1.1x. The average ratio of transaction value to statutory operating income for the selected transactions was 11.3x. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's 1993 statutory operating income were between 19.4x and 25.4x. The average ratio of transaction value to adjusted statutory capital and surplus for the selected transactions was 2.5x. Based on the same range of NWNL Exchange Prices, the implied multiples of transaction value to USLICO's adjusted statutory capital and surplus as of December 31, 1993 were between 1.5x and 1.9x.

    DLJ's analysis also determined the percentage premium of the transaction value over the public market trading prices one day, one week and one month prior to the announcement date of stock-for-stock life insurance company acquisitions, all life insurance company acquisitions, all stock-for-stock acquisitions and all acquisitions from 1990 to the present for which the premium offered was between 0% and 100%. The premiums of the transaction value over the public market trading prices one day, one week and one month prior to the announcement for selected stock-for-stock life insurance company acquisitions were 22.0%, 26.0% and 34.5%, respectively. The premiums of the transaction value over the public market trading prices one day, one week and one month prior to announcement for all life insurance company acquisitions were 21.6%, 26.5% and 28.4%, respectively. The premiums of the transaction value over the public market trading prices one day, one week and one month prior to announcement for all stock-for-stock acquisitions were 34.9%, 38.3% and 43.2%, respectively. The premiums of the transaction value over the public market trading prices one day, one week and one month prior to announcement for all acquisitions were 35.2%, 38.9% and 42.6%, respectively. Based on a range of NWNL Exchange Prices between $25.36 and $37.20, the consideration being paid by NWNL represents between a 5.3% discount and a 23.9% premium to the closing price of USLICO Common Stock one week before announcement of the Merger and between a 0.6% discount and a 30.0% premium to the closing price of USLICO Common Stock on November 29, 1994.

    The summary set forth above does not purport to be a complete description of the analyses performed by DLJ. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinions, DLJ did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinions. In performing its analyses, DLJ made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by DLJ are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

    The projections reviewed by DLJ were prepared by the senior managements of NWNL and USLICO. Neither NWNL nor USLICO publicly discloses internal management projections of the type provided to the NWNL Board and to DLJ in connection with their review of the Merger. Such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions which are inherently uncertain, including without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections.

    The NWNL Board selected DLJ as its financial advisor because it is a nationally recognized investment banking firm and the principals of DLJ have substantial experience in transactions similar to the Merger and are familiar with NWNL and its businesses. As part of its investment banking business, DLJ is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions.

    Pursuant to the terms of an engagement letter dated January 4, 1994, NWNL has agreed to pay to DLJ a quarterly $25,000 retainer beginning January 1994 (payable up to an aggregate of $100,000) and $600,000 upon the delivery of its fairness opinion dated September 7, 1994 to the NWNL Board. In addition, as a financial advisory fee, at the Effective Time DLJ will receive cash compensation equal to .625% of the aggregate amount of the consideration received by the shareholders of USLICO, including the assumption of USLICO debt by NWNL, less the retainer and $600,000 fee. Such financial advisory fee will be payable only if the Merger is consummated. Based on the closing sale price of NWNL Common Stock on November 29, 1994, DLJ's fee would be approximately $1,900,000. Over the past five years, DLJ has worked on a number of transactions for NWNL, including the sale of its property and casualty insurance and reinsurance subsidiaries, two common stock offerings and a debt offering. In the ordinary course of its business, DLJ may trade securities of NWNL or USLICO for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

         OPINIONS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

GENERAL

    Merrill Lynch has rendered written opinions to the USLICO Board that, as of the date of the Merger Agreement and as of the date of this Joint Proxy Statement/Prospectus, respectively, the consideration to be received in the Merger (including a special dividend of $0.45 per share of USLICO Common Stock and a payment of $0.05 per Right, aggregating cash distributions equivalent to $0.50 per share of USLICO Common Stock) was fair, from a financial point of view, to the holders of the USLICO Common Stock. The full text of Merrill Lynch's opinion dated the date of this Joint Proxy Statement/Prospectus is attached as Exhibit C. The description of the written opinion set forth herein is qualified in its entirety by reference to the full text of the opinion attached as Exhibit C. The shareholders of USLICO are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken, by Merrill Lynch in connection therewith. In considering the Merrill Lynch opinions, shareholders may want to take into account Merrill Lynch's fee arrangements with USLICO with respect to the Merger, under which Merrill Lynch's fees are substantially greater if the Merger is consummated, as set forth below under "Fees Payable to Merrill Lynch".

    Merrill Lynch's opinions are directed only to the fairness of the consideration to be received by USLICO shareholders in the Merger and do not constitute a recommendation to any USLICO shareholder as to how such shareholder should vote at the USLICO Special Meeting.

    Merrill Lynch was engaged by the USLICO Board to provide general financial advisory and investment banking services with respect to the consideration of USLICO's strategic alternatives, including the Merger. In such role, Merrill Lynch participated on behalf of USLICO in various negotiations with NWNL.

    Merrill Lynch is a globally recognized investment banking firm and, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, distributions of securities and similar activities. Merrill Lynch was selected by the USLICO Board on the basis of its experience and expertise. Merrill Lynch acted as financial advisor to USLICO in connection with, and participated in certain of the negotiations leading to, the Merger Agreement. No limitations were placed on Merrill Lynch by USLICO with respect to the investigation made or the procedures followed by Merrill Lynch in preparing and rendering its opinion. Merrill Lynch will receive a fee from USLICO for its services described below in "Fees Payable to Merrill Lynch", substantially all of which is contingent upon consummation of the Merger. In the course of its activities, Merrill Lynch has in the past provided certain investment banking services to both USLICO and NWNL for which it received customary compensation.

MATERIALS AND INFORMATION CONSIDERED WITH RESPECT TO THE MERGER

    In connection with its opinions, Merrill Lynch, among other things: (i) reviewed USLICO's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended December 31, 1993, and USLICO 10-Qs; (ii) reviewed NWNL's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended December 31, 1993, and NWNL 10-Qs;

(iii) reviewed the December 31, 1993 draft Actuarial Valuation of the Business in Force Only of USLICO Life Insurance Companies (the "Actuarial Valuation") prepared by Ronald M. Wolf, F.S.A., M.A.A.A., of Tillinghast; (iv) reviewed certain information, including financial forecasts relating to the business, earnings, cash flow, assets and prospects of USLICO and NWNL, furnished to Merrill Lynch by USLICO and NWNL, respectively; (v) conducted discussions with members of senior management of USLICO and NWNL concerning their respective businesses, financial condition and prospects; (vi) reviewed the historical market prices and trading activity for the USLICO Common Stock and the NWNL Common Stock; (vii) compared the results of operations and historical market prices of USLICO and NWNL with those of certain companies which Merrill Lynch deemed to be reasonably similar to USLICO and NWNL, respectively; (viii) compared the proposed financial terms of the Merger with the financial terms of certain other mergers and acquisitions in the insurance industry specifically and other industries generally which Merrill Lynch deemed to be relevant; (ix) reviewed the Merger Agreement and the USLICO Option Agreement; (x) reviewed a then-current draft of this Joint Proxy Statement/Prospectus; and (xi) reviewed such other financial studies and analyses and performed such other investigations and analyses and took into account such other matters as Merrill Lynch deemed necessary, including its assessment of general economic, market and monetary conditions.

    In preparing its opinions, Merrill Lynch relied, without independent verification, upon the accuracy and completeness of all of the financial and other information supplied or otherwise made available to it by USLICO or NWNL. Merrill Lynch did not undertake an independent appraisal of the assets and liabilities of USLICO and NWNL. With respect to the financial forecasts furnished by USLICO and NWNL, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgment of senior managements of USLICO or NWNL as to the expected future financial performance of USLICO or NWNL, as the case may be.

    Set forth below is a brief summary setting forth the material analyses presented by Merrill Lynch to the USLICO Board in connection with its written opinion as to the fairness, from a financial point of view, of the consideration to be received by holders of USLICO Common Stock on the date the USLICO Board approved the Merger Agreement. Unless otherwise specified, all ratios and other financial information described below are based on financial data as of or for the 12 months ended June 30, 1994. The procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken contained in the opinion dated the date of the Merger Agreement are substantially the same as, and not materially different from, those contained in the opinion dated the date of this Joint Proxy Statement/Prospectus and attached as Exhibit C.

    TRANSACTION SUMMARY. Merrill Lynch calculated the imputed value of the Merger to holders of USLICO Common Stock. This analysis showed a value of $22.32 per share of USLICO Common Stock based upon a .69 Exchange Ratio, the closing price of $31.625 per share of NWNL Common Stock on September 8, 1994, as well as the average of the closing prices of NWNL Common Stock for the 20 trading days ending September 8, 1994, and $0.50 per share in special cash distributions. Merrill Lynch also calculated the multiple which the Merger consideration represents, based on the $22.32 per share purchase price, when compared to the USLICO Common Stock closing market price on August 9, 1994 (the day after the USLICO Board authorized senior management to negotiate a possible business combination with NWNL), August 29, 1994 (eight trading days prior to the USLICO press release relating to merger discussions) and September 8, 1994 (the last trading day prior to the public announcement that USLICO was in advanced discussions concerning a possible stock-for-stock merger transaction). Merrill Lynch calculated the premium on August 9, 1994 to be 14.46% and 27.83% based on a single and 20 day average, respectively, 2.41% to 9.80% based on market value on August 29, 1994 on a single and 20 day average and (0.24)% to 4.67% based on market value on September 8, 1994 on a single and 20 day average.

    HISTORICAL AND PRO FORMA PROJECTED FINANCIAL DATA ANALYSIS. Merrill Lynch analyzed certain historical income statement and balance sheet data for USLICO and NWNL. Based upon the imputed value of $22.32 per share of USLICO Common
Stock,    the    consideration   to    be    received   in    the    Merger   is

11.2 times the earnings for the 12 months ended June 30, 1994, 13.5 times estimated 1994 earnings, 10.1 times estimated 1995 earnings and 0.92 times book value at June 30, 1994. Merrill Lynch also analyzed certain pro forma projected financial data for USLICO on a stand-alone basis as well as on a combined company basis for the projected four year period from 1995 through 1998. This pro forma projected analysis was prepared by Merrill Lynch after discussions with the senior managements of USLICO and NWNL and was based upon certain assumptions which reflected estimated cost savings projected from combining the two companies. Merrill Lynch examined the pro forma earnings per share, dividends per share, fully-diluted book value per share, return on assets and return on common equity of the pro forma combined company and the pro forma increase in projected earnings per share and dividends per share for the shareholders of USLICO.

    EARNINGS PER SHARE AND DIVIDEND ENHANCEMENT ANALYSIS. Merrill Lynch analyzed the accretion in estimated future earnings per share and dividends per share on a share of USLICO Common Stock equivalent basis, comparing projected results for the combined company (including estimated cost savings from the Merger) with results projected for USLICO on a stand-alone basis. This analysis showed a projected increase in estimated 1995 fully-diluted earnings per share of 31.2%, in estimated 1996 fully-diluted earnings per share of 40.1% and in estimated 1997 fully-diluted earnings per share of 45.5%, as well as a projected increase in dividends per share of 158.8%, when comparing projections for the combined company with the projections for USLICO on a stand-alone basis.

    CONTRIBUTION ANALYSIS. Merrill Lynch analyzed the relative contribution of each of USLICO and NWNL to certain balance sheet and income statement items, including assets, common equity, revenues, income before tax and net income. Merrill Lynch then calculated the ownership percentages of the combined company represented by the relative contributions of such balance sheet and income statement items, to the ownership percentage for holders of USLICO Common Stock to be approximately 19.9% based upon either the 20 day average price at September 8, 1994 or a price per share of NWNL Common Stock of $37.20 or more. The contribution analysis showed that USLICO would contribute approximately 24.2% of total assets, 28.3% of common equity, 21.3% of total revenues, 16.7% of income before taxes and 24.0% of net income on a pro forma basis for the 12 months ended June 30, 1994.

    ADJUSTED ACTUARIAL VALUATION. The Actuarial Valuation was prepared for the use of USLICO's management and incorporated certain agreed upon assumptions that were appropriate for that purpose. Merrill Lynch analyzed the Actuarial Valuation and made certain adjustments to the Actuarial Valuation it believed were necessary (and beyond the scope of the engagement of Tillinghast in preparing the Actuarial Valuation) to reflect as of December 31, 1993 the value of USLICO, including its insurance subsidiaries on a consolidated basis. Such adjustments included reductions to reflect revised assumptions regarding future expenses and interest rates and debt at the holding company and increases for cash and other assets at the holding company and the present value of dividends from USLICO's subsidiaries USC and International Risks, Inc. Valuations were then computed using 11%, 13% and 15% discount rates. This analysis resulted in an adjusted actuarial value reference range per share of USLICO Common Stock of from $16.73 to $21.28.

    COMPARABLE COMPANY ANALYSIS. In performing the comparable company analysis for USLICO, Merrill Lynch reviewed and compared the financial, operating and market performance of the following group of nine publicly traded life insurance companies with that of USLICO: Equitable of Iowa Companies, First Colony Corporation, Kansas City Life Insurance Company, Life Partners Group Inc., Life USA Holding Inc., Presidential Life Corp., Sunamerica Inc., USLIFE Corporation and Washington National Corporation (the "Comparable Companies"). Merrill Lynch selected the Comparable Companies on the basis of various characteristics, including primarily the type of life insurance business written by each company, and, additionally, the size of each company and the historical and expected financial condition and performance of each company. Merrill Lynch considered certain financial data of the Comparable Companies, including common stock prices, earnings per share for the last 12 months and estimated for 1994 and 1995 (as compiled by the Institutional Brokers' Estimate System, August 1994), book value as of June 30, 1994, last 12 months and estimated 1994 and 1995 multiples of price to earnings and multiples of price to book value. Merrill Lynch also examined the history of trading prices for USLICO, NWNL and the Comparable Companies for the four-year period from September 1990 to September 1994 and for the one-year period from September 1993 to September 1994. This analysis showed that the market price of NWNL Common Stock had significantly outperformed the stock of the Comparable Companies, and that USLICO Common Stock had significantly underperformed the stock of the Comparable Companies, during such four-year period. Both USLICO Common Stock and NWNL Common Stock had outperformed the stock of the Comparable Companies during such one-year period. Merrill Lynch applied multiples based on the multiples of the Comparable Companies to financial data of USLICO for estimated 1994 and 1995 earnings per share and book value as of June 30, 1994. This analysis resulted in a Comparable Companies market trading reference range per share of USLICO Common Stock from $15.30 to $17.00 on the basis of price to earnings per share multiples and from $21.99 to $24.43 on the basis of price to book value multiples.

    COMPARABLE TRANSACTIONS ANALYSIS. Merrill Lynch reviewed the value of the consideration paid in certain acquisition or business combination transactions in the life insurance industry involving companies having characteristics deemed to be similar to USLICO. Merrill Lynch selected such companies on the basis of various characteristics, including primarily the type of business of each company, and, additionally, the historical financial condition and performance of each company. The transactions included (acquiror/acquiree): General Electric Capital Corp./Harcourt General Insurance, Inc.; Conseco, Inc./Statesman Group; Penn Corp Financial Group Inc./American Amicable Life Insurance Company of Texas; Morgan Stanley Leveraged Equity Fund II and ARM Financial Corporation/Integrity Life Insurance Company; Protective Life Corp./Wisconsin National Life; General Electric Capital Corp./United Pacific Life Insurance Company; Capital Holdings/Academy Life Insurance Company; Conseco Capital Partners LP/Jefferson National Life Insurance Company; Liberty National Life Insurance Company/Family Service Life Insurance Company; Conseco Capital Partners LP/Great American Reserve Insurance Company; Hicks, Muse & Co./Philadelphia Life Insurance Company; Legal and General Group PLC
(UK)/William Penn Life Insurance Company of New York; National Nederlander/Southland Life; Washington National Corp./United Presidential Corp.; and Conseco Inc./Bankers National Life. Merrill Lynch calculated and evaluated on statutory accounting based acquisition multiples of: equity value to capital and surplus; transaction value to capital and surplus; transaction value less capital and surplus to total premiums; transaction value to pre-tax income; transaction value to operating income; and transaction value less capital and surplus to premiums less 80% of annuity fund deposits. Merrill Lynch then applied multiples based upon these multiples to USLICO's 1993 statutory operating income and capital surplus. This analysis resulted in a comparable acquisition reference range per share of USLICO Common Stock of from $20.45 to $24.95.

    STOCK PRICE PRESENT VALUE ANALYSIS. Using a discounted earnings to shareholders analysis, Merrill Lynch estimated the net present value of future cash flows to shareholders of USLICO that USLICO might be expected to produce, using estimates provided by USLICO senior management for 1994, 1995 and 1996 and assumptions relating to earnings per share, dividends and terminal values and discount rates, if USLICO were to perform on a stand-alone basis (without giving effect to any operating or other efficiencies pursuant to the Merger). This analysis resulted in a discounted earnings stream reference range per share of USLICO Common Stock from $20.79 to $25.59 on a price to multiple of earnings basis and from $20.55 to $25.30 on a price to multiple of book value basis.

    OVERALL  REFERENCE RANGE.   Finally,  Merrill Lynch  analyzed the  per share
reference ranges for USLICO Common Stock derived from the adjusted actuarial valuation analysis, comparable company analysis, comparable transactions analysis and discounted cash flow analysis in order to derive an overall reference range per share of USLICO Common Stock of from $20.00 to $24.00.

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
WRITTEN OPINION FOR JOINT PROXY STATEMENT/PROSPECTUS

    In connection with its written opinion dated as of the date of this Joint Proxy Statement/ Prospectus, Merrill Lynch confirmed the appropriateness of its reliance on the analyses used to render its September 11, 1994 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions on which such analyses were based and the factors considered in connection therewith.

LIMITATIONS ON OPINIONS

    The information above summarized the material analyses prepared by Merrill Lynch in connection with its opinions. This summary does not purport to be a complete description of the analyses performed by Merrill Lynch in connection with the rendering of its fairness opinions. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Merrill Lynch believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or selecting part or all of the above summary, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses set forth in the Merrill Lynch presentations and opinions. With respect to the comparable company analysis and comparable transactions analysis summarized above, no public company utilized as a comparison is identical to USLICO and such analyses involve complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the acquisition or public trading value of the Comparable Companies. The range in calculations resulting from any particular analyses described above should not be taken to be Merrill Lynch's view of the actual value of USLICO, which may be significantly more or less favorable than as set forth therein. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given more weight than any other analyses.

    In performing its analyses, Merrill Lynch made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of USLICO or NWNL. Such analyses were prepared solely as part of Merrill Lynch's analysis of the fairness of the consideration in the Merger, from a financial point of view, to the shareholders of USLICO and were provided to the USLICO Board in connection with the delivery of Merrill Lynch's opinions. Because any estimates contained in the analyses performed by Merrill Lynch are inherently subject to uncertainty, none of the USLICO Board, Merrill Lynch or any other person assumes responsibility for the accuracy of such estimates. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may be traded in the future.

    The projections reviewed by Merrill Lynch were prepared by the senior managements of USLICO and NWNL. Neither USLICO nor NWNL publicly discloses internal management projections of the type provided to the USLICO Board and to Merrill Lynch in connection with their review of the Merger. Such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions which are inherently uncertain, including without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections.

    As described above, Merrill Lynch's opinions and presentation to the USLICO Board is just one of the many factors taken into consideration by the USLICO Board.

FEES PAYABLE TO MERRILL LYNCH

    USLICO's engagement of Merrill Lynch provides for (i) a fee of $100,000 paid upon execution of the Merrill Lynch engagement letter, (ii) an additional fee of $200,000 paid upon execution of the definitive Merger Agreement and (iii) a transaction fee equal to 1% of the aggregate purchase price in the Merger, contingent and payable upon consummation of the Merger, less any amounts previously paid to Merrill Lynch pursuant to clauses (i) and (ii) above. Based upon a closing sale price of $27.875 for the NWNL Common Stock on December 1, 1994, Merrill Lynch's fee payable upon consummation of the Merger would be approximately $2,200,000. USLICO has also agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses, including reasonable attorneys' fees, and to indemnify Merrill Lynch against certain liabilities, including certain liabilities under the federal securities laws.

    Merrill Lynch has been engaged from time to time to underwrite debt securities of USLICO and to provide other financial advisory services to USLICO, including having acted as financial advisor in connection with and having participated in certain negotiations leading to the Merger Agreement. All such relationships with USLICO have been in the ordinary course of business of Merrill Lynch, and fees paid in connection therewith were negotiated on an arm's-length basis. Merrill Lynch also has been engaged from time to time to underwrite debt and equity securities of NWNL and to provide other financial services to NWNL, including the issuance of a fairness opinion in connection with NWNL's demutualization in 1988. All such relationships with NWNL have been in the ordinary course of business of Merrill Lynch, and fees paid in connection therewith were negotiated on an arm's-length basis.

    Merrill Lynch has advised USLICO that, in the ordinary course of business, it may, subject to certain restrictions, actively trade the equity and/or debt securities of USLICO or NWNL for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

                                   THE MERGER

GENERAL

    The respective Boards of Directors of NWNL and USLICO, meeting separately, each authorized the execution and performance of the USLICO Option Agreement and the Merger Agreement.

    THE FOLLOWING SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PROVISIONS OF THE MERGER AGREEMENT, WHICH IS ATTACHED AS EXHIBIT A TO THIS JOINT PROXY STATEMENT/PROSPECTUS.

EFFECTIVE TIME AND EFFECT OF THE MERGER

    If the Merger Agreement and the Merger are approved and adopted by the requisite vote of the respective shareholders of NWNL and USLICO and all other conditions to the obligations of the parties to consummate the Merger are satisfied or waived, the Merger will become effective upon the appropriate filings being made with the Secretary of State of the State of Delaware and with the State Corporation Commission of the Commonwealth of Virginia and the issuance by such Commission of a Certificate of Merger (the later of the time of such filings or the effective time of the Certificate of Merger issued by such Commission being the "Effective Time"). The Effective Time is expected to occur in early 1995. As of the Effective Time, USLICO will be merged with and into NWNL and NWNL, as the surviving corporation, will possess USLICO's assets and will be responsible for USLICO's liabilities, including the USLICO Debentures. The separate corporate existence of USLICO will terminate upon consummation of the Merger, and pursuant to the Merger Agreement and applicable law each then outstanding share of USLICO Common Stock will be converted automatically into a fraction of a share of NWNL Common Stock equal to the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be, and, in certain circumstances, the right to be paid cash in certain amounts. Thereafter, holders of certificates formerly representing outstanding shares of USLICO Common Stock at the Effective Time will be entitled to surrender such certificates to Norwest Bank Minnesota, National Association, NWNL's stock transfer agent (the "Exchange Agent"), who will act as the exchange agent for purposes of exchanging such certificates for certificates representing shares of NWNL Common Stock. The Exchange Ratio is subject to appropriate adjustment to reflect the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into NWNL Common Stock or USLICO Common Stock), exchange of shares, reclassification, reorganization, recapitalization or other like change with respect to the NWNL Common Stock or the USLICO Common Stock prior to the Effective Time.

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
EXCHANGE OF SHARES

    After the Effective Time, each record holder at the Effective Time of a certificate or certificates theretofore representing shares of outstanding USLICO Common Stock will be entitled, upon the surrender of such certificate or certificates to the Exchange Agent, promptly to receive in exchange therefor a certificate or certificates representing the number of whole shares of NWNL Common Stock into which the shares of USLICO Common Stock previously represented by the certificate or certificates so surrendered shall have been converted pursuant to the Merger Agreement. From and after the Effective Time, until surrendered, each certificate theretofore representing shares of USLICO Common Stock will be deemed for all corporate purposes, other than payment of dividends, to evidence the ownership of the number of whole shares of NWNL Common Stock into which such shares of USLICO Common Stock shall have been converted. Unless and until any such certificate shall be so surrendered, the holder of such certificate will not be entitled to receive payment of any dividends on such shares of NWNL Common Stock payable to the holder thereof after the Effective Time. Upon the surrender of a certificate previously representing shares of USLICO Common Stock, the holder thereof will receive a certificate representing the number of whole shares of NWNL Common Stock to which such holder shall be entitled and the amount of any dividends or other distributions that shall have been payable to holders of record of NWNL Common Stock on or after the Effective Time with respect to such shares of NWNL Common Stock, without interest. Any dividends payable to holders of record of NWNL
Common Stock as of any record date prior to the Effective Time will not be payable to holders of certificates previously representing USLICO's Common Stock.

    No fractional shares of NWNL Common Stock will be issued upon consummation of the Merger. In lieu thereof, each USLICO shareholder who would otherwise be entitled to a fractional share will be paid an amount of cash, without interest, equal to the value of such fractional share based upon the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be. In addition, as a result of certain adjustments to the Exchange Ratio in accordance with the terms of the Merger Agreement (see the cover page of this Joint Proxy Statement/Prospectus), holders of USLICO Common Stock may receive certain specified cash payments as partial consideration for their shares.

    Detailed instructions and transmittal materials will be mailed to USLICO shareholders following the Effective Time as to the method of exchanging certificates formerly representing shares of USLICO Common Stock for certificates representing shares of NWNL Common Stock. HOLDERS OF CERTIFICATES REPRESENTING SHARES OF USLICO COMMON STOCK SHOULD NOT SURRENDER SUCH
CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE THE APPROPRIATE TRANSMITTAL MATERIALS.

    The shareholders of NWNL will continue to hold their shares of capital stock of NWNL without any change in number, designation, terms or rights.

PAYMENT BY USLICO OF SPECIAL DISTRIBUTIONS

    If the Merger is approved by both the NWNL and USLICO shareholders, USLICO intends to pay a special cash dividend of $0.45 per share of USLICO Common Stock and to redeem the Rights under the USLICO Share Rights Plan at a redemption price of $0.05 per Right, aggregating cash distributions equivalent to $0.50 per share of USLICO Common Stock. Such payments will be made to holders of record of outstanding USLICO Common Stock on a record date to be set by the USLICO Board. If the Merger is not approved, USLICO does not intend to make such payments.

EMPLOYEE BENEFIT PLANS AND STOCK OPTIONS

    Pursuant to the Merger Agreement, NWNL has agreed to assume, except to the extent provided in the Merger Agreement, all of USLICO's employee benefit plans and other arrangements and has agreed to maintain each such plan and arrangement on substantially the same terms as in effect at the Effective Time for a period of 90 days after the Effective Time or until replaced by an NWNL employee benefit plan. Thereafter, USLICO employees will be covered under NWNL's employee benefit plans and arrangements on a basis no less favorable than apply to other similarly situated employees of NWNL. Except to the extent otherwise provided in the Merger Agreement, USLICO employees will receive full credit for all service with USLICO for purposes of all material employee benefit plans and arrangements. Payouts under the USLICO executive incentive compensation plan for 1994 will be determined pursuant thereto (adjusted to exclude costs attributable to the Merger) and, if the Effective Time occurs before December 31, 1994, pro-rated based on the portion of the year that has expired prior to the Effective Time. In connection with the Merger, NWNL has made no commitments with respect to the continued employment of any employee of NWNL or USLICO or, except as expressly provided in the Merger Agreement, the continuation of any NWNL or USLICO employee benefit plan.

    Pursuant to the Merger Agreement, USLICO shall purchase, at the election of the optionee, prior to the Effective Time, each unexercised employee stock option to acquire shares of USLICO Common Stock (a "USLICO Option") at a cash purchase price per share of USLICO Common Stock equal to the excess of the average of the per share closing prices of USLICO Common Stock on the NYSE Composite Tape for the three trading days immediately preceding the Effective Time, over the exercise price per share subject to such USLICO Option. Any USLICO Option not so purchased will be assumed by NWNL and will be exercisable upon the same terms and conditions as under the USLICO option plan under which such USLICO Option was granted and the related stock option agreement, except that each USLICO Option will be exercisable for such number of shares of NWNL Common Stock (and, in certain circumstances, the right to be paid in cash certain amounts) as would have been received pursuant to the Merger for the shares of USLICO Common Stock subject to the USLICO Option had the USLICO Option been exercisable and exercised immediately prior to the Effective Time, and the exercise price per share of such USLICO Option will be equal to the option price per share under the USLICO Option in effect immediately prior to the Effective Time divided by the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be, rounded up to the nearest full cent.
Promptly after the Effective Time, NWNL has agreed to file and use all reasonable efforts in obtaining effectiveness of a registration statement with respect to the shares issuable upon exercise of such assumed options. For a description of the terms of the stock option plan of USLICO and certain of the USLICO Options outstanding thereunder, see Item 11 of the USLICO 10-K (which incorporates certain portions of USLICO's definitive proxy statement for USLICO's 1994 Annual Meeting of Shareholders), which is incorporated herein by reference.

    As of October  31, 1994,  the aggregate number  of shares  of USLICO  Common
Stock subject to outstanding USLICO Options was 423,500, at exercise prices which ranged from $16.375 to $18.25 per share, and of which USLICO Options to purchase 336,000 shares were vested.

CONDITIONS TO CONSUMMATION OF THE MERGER

    The obligations of each of NWNL and USLICO to consummate the Merger are subject to (a) obtaining the requisite approvals of the Merger Agreement and the Merger from the respective shareholders of NWNL and USLICO, (b) the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (c) the absence of any judicial, governmental, regulatory or administrative order preventing or making illegal the consummation of the Merger, (d) the effectiveness of the Registration Statement (of which this Joint Proxy Statement/Prospectus constitutes a part) and all requisite post-effective amendments thereto and the absence of any stop-orders suspending the effectiveness thereof or proceedings initiated or, to the knowledge of the parties, threatened by the SEC for such purpose, (e) the listing (subject to official notice of issuance) on the NYSE of the shares of NWNL Common Stock issuable upon consummation of the Merger, and (f) the receipt of all permits, consents and approvals of insurance, securities or "blue sky" commissions or agencies of any jurisdiction and of any other governmental body or agency that may be reasonably deemed necessary so that the consummation of the Merger and related transactions will comply with applicable laws, without conditions which, in the judgment of NWNL, reasonably exercised, would reasonably be expected to result in a material adverse change in the financial condition, results of operations or businesses of either NWNL on a consolidated basis or USLICO on a consolidated basis, or in the judgment of USLICO, reasonably exercised, would reasonably be expected to result in a material adverse change in the financial condition, results of operations or businesses of NWNL on a consolidated basis. The HSR Act waiting period terminated on October 12, 1994.

    Additional  conditions to NWNL's obligation to consummate the Merger include
(a) the accuracy, as of the date of the Merger Agreement and the closing date of the Merger, of the representations and warranties of USLICO (except for inaccuracies that individually or in the aggregate do not constitute a material adverse change in the financial condition, results of operations or businesses of USLICO on a consolidated basis) and the compliance with and performance of, in all material respects, all of the terms, covenants and conditions of the Merger Agreement to be complied with and performed by USLICO prior to the consummation of the Merger, (b) the non-occurrence of any material adverse change in the financial condition, results of operations or businesses of USLICO on a consolidated basis since the date of the Merger Agreement (except the effect of any conditions, events and developments adversely affecting the life insurance industry generally), (c) the absence of any dissenters' rights with respect to the Merger by the holders of USLICO Common Stock, (d) the receipt of an opinion of Rogers & Wells, counsel to USLICO, and Jeffrey P. Hahn, Senior Vice President, General Counsel and Secretary of USLICO, and (e) the receipt by the NWNL Board of a tax opinion of Faegre & Benson Professional Limited Liability Partnership ("Faegre & Benson"), counsel to NWNL, in form and substance reasonably satisfactory to the NWNL Board.

    Additional conditions to USLICO's obligations to consummate the Merger include (a) the accuracy, as of the date of the Merger Agreement and the closing date of the Merger, of the representations and warranties of NWNL (except for inaccuracies that individually or in the aggregate do not constitute a material adverse change in the financial condition, results of operations or businesses of NWNL on a consolidated basis) and the compliance with and performance of, in all material respects, all of the terms, covenants and conditions of the Merger Agreement to be complied with and performed by NWNL prior to the consummation of the Merger, (b) the non-occurrence of any material adverse change in the financial condition, results of operations or businesses of NWNL on a consolidated basis since the date of the Merger Agreement (except the effect of any conditions, events or developments adversely affecting the life insurance industry generally), (c) the taking by NWNL of such action as may be necessary to appoint or elect the person designated by USLICO, and reasonably acceptable to NWNL, to the NWNL Board effective as of the Effective Time, (d) the receipt of an opinion of Faegre & Benson, counsel to NWNL, and of Royce N. Sanner, Senior Vice President, General Counsel and Secretary, or Richard R. Crowl, Vice President and Associate General Counsel of NWNL, and (e) the receipt by the USLICO Board of a tax opinion of Rogers & Wells, counsel to USLICO, in form and substance reasonably satisfactory to the USLICO Board.

    Under the terms of the Merger Agreement, NWNL has no obligation to consummate the Merger if any condition to its obligation to consummate the Merger is not satisfied on or prior to the closing date of the Merger and USLICO has no obligation to consummate the Merger if any condition to its obligation to consummate the Merger is not satisfied on or prior to the closing date of the Merger. Any of the conditions to the obligation of NWNL or USLICO to consummate the Merger may be waived or modified by the party that is, or whose shareholders are, entitled to the benefits thereof. Neither NWNL nor USLICO has any present intention to waive or modify any such condition that it deems material.

    Reference is made to Article VI of the Merger Agreement for a complete statement of the conditions precedent to the obligations of the respective parties to consummate the Merger.

REPRESENTATIONS, WARRANTIES AND COVENANTS

    In the Merger Agreement, NWNL and USLICO have made various representations, warranties, covenants and agreements, relating to, among other things, their respective businesses and financial condition, the accuracy of their various filings with the SEC, the satisfaction of certain legal requirements for the Merger and the absence of certain material litigation. The representations and warranties of each of the parties to the Merger Agreement will expire upon consummation of the Merger.

AMENDMENT, TERMINATION AND WAIVER

    The terms of the Merger Agreement may be amended or supplemented at any time by written agreement of NWNL and USLICO, provided that after the Merger Agreement has been approved and adopted by the shareholders of NWNL and the shareholders of USLICO, the Merger Agreement may be amended only as may be permitted by applicable provisions of the General Corporation Law of the State of Delaware (the "Delaware Law") and the Virginia Stock Corporation Act (the "Virginia Law"). Any provision of the Merger Agreement may be waived at any time by the party that is, or whose shareholders are, entitled to the benefits thereof.

    Notwithstanding prior approval of the Merger Agreement and the Merger by the shareholders of NWNL or USLICO, the Merger Agreement may be terminated and the Merger and other transactions contemplated by the Merger Agreement may be abandoned at any time prior to the Effective Time (a) by the mutual consent of the Boards of Directors of NWNL and USLICO, (b) by either NWNL or USLICO, if the Merger shall not have been consummated on or before June 30, 1995, (c) by either NWNL or USLICO, if the Merger Agreement and the Merger shall have been submitted to a vote of the shareholders of NWNL at the NWNL Special Meeting, or of USLICO at the USLICO Special Meeting, or any adjournments thereof, and shall not have been approved by the requisite votes, (d) by either NWNL or USLICO, if a condition to the terminating party's obligation to consummate the Merger cannot be met on the closing date of the Merger and is not waived or cured within the prescribed time period, (e) by either NWNL or USLICO, if a final unappealable order to restrain, enjoin or otherwise prevent, or awarding substantial damages in connection with, the consummation of the Merger Agreement or the transactions contemplated in connection therewith, shall have been entered, (f) by either NWNL or USLICO, if the recommendation of the USLICO Board with respect to the Merger is modified or withdrawn in any way detrimental to NWNL, (g) by either NWNL or USLICO, if the Exchange Price is equal to or less than $25.36, or (h) by either NWNL or USLICO, if their respective rights plans are triggered and are not redeemed prior to the Effective Time.

EXPENSES AND TERMINATION PAYMENTS

    All costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such costs and expenses except as described in the paragraph below.

    USLICO has agreed to pay NWNL $1 million to reimburse NWNL's expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, if there has been no material breach by NWNL of its representations, warranties, covenants and agreements under the Merger Agreement and NWNL elects to terminate the Merger Agreement on the bases that (i) the Merger has not been approved by the USLICO shareholders at the USLICO Special Meeting or any adjournment thereof, and at the time of the USLICO Special Meeting an Acquisition Proposal is outstanding, or (ii) the USLICO Board modifies (in a way detrimental to NWNL) or withdraws its recommendation of the Merger. In addition to the foregoing payment, if the termination of the Merger Agreement entitles NWNL to the payment of $1 million and an Acquisition Proposal is consummated within 12 months of the termination of the Merger Agreement, USLICO has agreed to pay NWNL an additional amount of $9 million. As used in the Merger Agreement, an "Acquisition Proposal" is a publicly announced offer or a publicly-announced intent to make an offer from, or a transaction negotiated with, a party other than NWNL, to acquire USLICO, USL or BSL in a merger, consolidation, share exchange or other business combination or joint venture, to acquire all or substantially all of the assets of USLICO or USL or BSL or a substantial part of the assets of USLICO and its subsidiaries, or to acquire at least 50% of the outstanding USLICO Common Stock or at least 50% of the equity interest in USL or BSL.

    NWNL has agreed to pay USLICO $1 million to reimburse USLICO for its expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby if there has been no material breach by USLICO of its respective representations, warranties, covenants and agreements under the Merger Agreement and USLICO elects to terminate the Merger Agreement on the basis that the Merger has not been approved by the NWNL Shareholders at the NWNL Special Meeting or any adjournment thereof.

USLICO STOCK OPTION

    Prior to and in connection with the execution of the Merger Agreement and as a condition to such execution, USLICO granted to NWNL an option (the "Option") to purchase up to 1,065,552 newly issued shares of USLICO Common Stock at a price of $24 per share (the "Exercise Price"), subject to adjustment under certain circumstances. Provided the USLICO Option Agreement has not terminated in accordance with its terms, the Option is exercisable only on or after the "Commencement Date". As used in the USLICO Option Agreement, the "Commencement Date" is the date of the consummation of any acquisition of USLICO, other than the Merger, which entitles NWNL to receive a cumulative amount of $10 million from USLICO in accordance with the expense provisions of the Merger Agreement. See "The Merger -- Expenses and Termination Payments".

    The USLICO Option Agreement will terminate at the earliest of (i) the Effective Time, (ii) 60 days after the termination of the Merger Agreement if no Acquisition Proposal was outstanding on the date of such termination or at any time during the 60-day period thereafter, (iii) 12 months after termination of the Merger Agreement if no Acquisition Proposal has been consummated during such 12 months period, or (iv) 30 calendar days after an Acquisition Proposal is consummated.

    The USLICO Option Agreement provides, among other things, that at any time after consummation of an Acquisition Proposal USLICO may require NWNL to sell the Option to USLICO. Such repurchase shall be at a price equal to the difference between (A) the Acquisition Price (as defined below) for shares of USLICO Common Stock and (B) the Exercise Price (subject to adjustment for stock dividends, split-ups, recapitalizations and the like), multiplied by the number of shares of USLICO Common Stock with respect to which the Option may be exercised, but only if the Acquisition Price is greater than the Exercise Price. As used in the preceding sentence, "Acquisition Price" means the price per share of USLICO Common Stock acquired pursuant to the Acquisition Proposal or the fair market value of securities or other property received pursuant to such Acquisition Proposal.

    The USLICO Option Agreement provides that, at any time after the Exercise Date and prior to the expiration of 18 months following the first exercise of the Option, USLICO has the assignable right of first refusal with respect to any proposed transfer by NWNL of any shares acquired pursuant to the exercise of the Option, whereby it can purchase such shares from NWNL on the same terms and conditions and at the same price at which NWNL is proposing to transfer such shares to a third party; provided that USLICO's right of first refusal does not apply to (i) any disposition as a result of which the proposed transferee would beneficially own not more than 2% of USLICO's voting power, (ii) any sale by means of a registered public offering in which steps are taken to reasonably assure that no purchaser will acquire more than 2% of the outstanding USLICO Common Stock, or (iii) any transfer to one or more direct or indirect wholly-owned subsidiaries of NWNL which agrees to be bound by the terms of the USLICO Option Agreement. In addition, the USLICO Option Agreement gives NWNL certain rights to require USLICO to register shares of USLICO Common Stock acquired pursuant to the exercise of the Option for sale under the Securities Act.

    The Option is intended to increase the likelihood that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement and may discourage offers to acquire USLICO.

STOCK EXCHANGE LISTING

    NWNL Common Stock is listed on the NYSE, and it is a condition to consummation of the Merger that the additional shares of NWNL Common Stock issuable upon consummation of the Merger shall have been approved for listing on the NYSE subject to official notice of issuance.

CERTAIN LEGAL MATTERS

    Certain acquisition transactions such as the Merger are reviewed by the Antitrust Division of the Department of Justice (the "Antitrust Division") or the Federal Trade Commission (the "FTC") to determine whether such transactions comply with applicable antitrust laws. Under the provisions of the HSR Act, the Merger may not be consummated until certain information has been furnished to the Antitrust Division and the FTC and certain waiting period requirements of the HSR Act have been satisfied. Information was filed with the Antitrust Division and the FTC under the HSR Act by NWNL and USLICO on September 30, 1994, and the waiting period under the HSR Act terminated on October 12, 1994.

    USLICO is subject to insurance holding company laws of the states in which its insurance subsidiaries are domiciled. Under those laws, no person or group may acquire "control" of USLICO or its insurance subsidiaries without first obtaining the approval of the insurance commissioner in each such state pursuant to procedures which may require notice to interested parties or a public hearing. USLICO's insurance subsidiaries are domiciled in Virginia and New York.

    Consummation of the Merger is conditioned upon, among other things, the absence of any judicial, governmental, regulatory or administrative order preventing or making illegal the consummation of the Merger. In addition, consummation of the Merger is conditioned upon receipt of all consents or approvals of governmental agencies, the receipt of which is necessary for the consummation of the Merger and the transactions contemplated thereby, without conditions that would result in a material adverse change in the consolidated financial condition, results of operations or businesses of either NWNL or USLICO. NWNL and USLICO believe that the required regulatory approvals are likely to be secured without the imposition of any conditions that would result in such a material adverse change. See "The Merger -- Conditions to Consummation of the Merger".

CONDUCT OF BUSINESS PRIOR TO THE MERGER

    The Merger Agreement provides that, prior to the Effective Time, USLICO will conduct its business only in the ordinary course of business and consistent with prior practice, and generally provides for certain restrictions with respect to USLICO on, among other things, the issuance or other disposition, encumbrance or repurchase of capital stock of USLICO or its subsidiaries (other than the redemption of the Rights under the USLICO Share Rights Plan), certain sales of assets of USLICO or its subsidiaries, the declaration or payment of dividends except for a special cash dividend of not more than $0.45 per share of USLICO Common Stock and regular quarterly cash dividends of not more than $0.06 per share on USLICO Common Stock, the amendment of the charters or bylaws of USLICO or subsidiaries of USLICO, the acquisition of any business, the incurrence of certain indebtedness, the making of certain capital expenditures in excess of specific dollar amounts, the granting of certain employee benefits or the adoption or amendment of employee benefit plans, the hiring of certain executive and management employees or certain actions relating to the entering into, amendment in any material respect of, or termination or waiver of any material right under, certain contracts or arrangements material to USLICO.

    Pursuant to the Merger Agreement, prior to the Effective Time, USLICO will redeem all Rights to purchase USLICO Common Stock under a Rights Agreement, dated as of February 26, 1988, between USLICO and Crestar Bank, National Association, as amended (the "USLICO Share Rights Plan").

    The Merger Agreement further provides that, prior to the Effective Time, NWNL will conduct its business only in, and will not take any material action except in, the ordinary course of business and consistent with past practices, and generally provides for certain restrictions with respect to NWNL on, among other things, the issuance or other disposition, encumbrance or repurchase of capital stock, certain sales of assets of NWNL or its subsidiaries, certain acquisitions of corporations, partnerships or other business organizations, the incurrence of indebtedness and the issuance of debt securities (except under existing facilities), the amendment of the Certificate of Incorporation of NWNL (the "NWNL Certificate") or the By-Laws of NWNL (the "NWNL By-Laws"), the declaration or payment of dividends (except for regular quarterly cash dividends on NWNL Common Stock, NWNL ESOP Preferred Stock and NWNL Senior Preferred Stock) and the liquidation, merger or consolidation of NWNL or any of its subsidiaries or the acquisition of any corporation.

NO SOLICITATION OF ACQUISITION TRANSACTIONS

    Pursuant to the terms of the Merger Agreement, USLICO has agreed that it will not, directly or indirectly, through any director, officer, employee, agent, representative or otherwise, solicit, initiate or intentionally encourage submission of any inquiries, proposals or offers from any person or entity (other than NWNL) relating to any merger, consolidation, share exchange, purchase or other acquisition of all or (other than in the ordinary course of business) any substantial portion of the assets of or any substantial equity interest in USLICO or any subsidiary of USLICO or any business combination with USLICO or any subsidiary of USLICO (collectively, an "Acquisition Transaction") or participate in any discussions or negotiations regarding, or furnish to any other person any information with respect to, USLICO or any subsidiary of USLICO or afford access to the properties, books or records of USLICO for the purposes of, or cooperate with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to seek or effect an Acquisition Transaction; provided however, that USLICO may furnish information relating to USLICO or any subsidiary of USLICO or afford access to the properties, books or records of USLICO to a third party interested in an Acquisition Transaction, or cooperate or assist or engage in discussions or negotiations with any such third party relating to an Acquisition Transaction, or modify or withdraw the USLICO Board's recommendation of the Merger, if the USLICO Board determines (after consultation with outside counsel who is knowledgeable in corporate fiduciary matters) that such action is necessary in order for the USLICO Board to act in accordance with its fiduciary duties under applicable law. USLICO has agreed to promptly notify NWNL if any such inquiry, proposal, offer or interest with respect to an Acquisition Transaction is made. In addition, following receipt of a proposal or offer relating to an Acquisition Transaction, USLICO may take and disclose to the shareholders of USLICO a position contemplated by Rule 14e-2 or Rule 14d-9 under the Exchange Act or otherwise make disclosure to its shareholders.

INDEMNIFICATION AND INSURANCE

    NWNL has agreed that from and after the Effective Time it will assume and honor the indemnification obligations of USLICO set forth in the USLICO Bylaws, as in effect on September 11, 1994, as to any matter arising out of any action or omission of any person described in such indemnification provisions prior to the Effective Time (including without limitation any claim based upon or arising out of the Merger, this Joint Proxy Statement/Prospectus or any of the transactions contemplated by the Merger Agreement) and such persons shall be entitled to the full benefits of such provisions as if the provisions continued in full force and effect after the Effective Time as an obligation of NWNL. NWNL will also assume and honor any obligation of USLICO under the indemnification agreements disclosed to NWNL with present or former directors and officers of USLICO. In addition, NWNL has agreed to provide directors' and officers' liability insurance coverage for the benefit of USLICO's present or former directors and officers on substantially the same terms as that provided NWNL's directors and officers for a period of six years after the Effective Time. See "The Merger -- Interests of Certain Persons in the Merger".

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendation of the USLICO Board with respect to the Merger, USLICO shareholders should be aware that certain directors and officers of USLICO have interests in the Merger different from the interests of other USLICO shareholders.

    Mr. Callahan, Chairman and Chief Executive Officer of USLICO, Mr. David H. Roe, President and Chief Operating Officer of USLICO, and Mr. Glenn H. Gettier, Jr., Executive Vice President and Chief Financial Officer of USLICO, are each a party to employment agreements with USLICO. Pursuant to the terms of each agreement, if such executive officer is terminated for any reason other than "cause" (as defined in such agreement), or resigns for "good reason", at any time prior to the expiration of the term of such employment agreement, USLICO has agreed to pay such officer, as severance, an amount equal to such officer's base compensation for the remainder of the term of such agreement. Each of these employment agreements expires on June 30, 1996. Good reason includes the assignment to such executive officer of duties or responsibilities which are materially inconsistent with such officer's current duties or responsibilities, a change in such officer's current reporting responsibilities, titles or offices, or requiring such officer to relocate outside the Washington D.C. metropolitan area. Based upon the base compensation specified in each agreement, if termination other than for cause or resignation for good reason were to occur on the date following the consummation of the Merger, the maximum aggregate amount of severance compensation payable under such agreements to Messrs. Callahan, Roe and Gettier would be approximately $1,402,500.

    Fourteen executive officers of USLICO and its subsidiaries, including Messrs. Roe and Gettier, but excluding Mr. Callahan, have change-in-control agreements. Each of these agreements provides for certain payments in the event that such officer's employment is involuntarily terminated for any reason other than for "cause" or because of the officer's death, disability or retirement, or the officer resigns for "good reason", within two years following a change in control of USLICO (which, as defined, includes the Merger). A good reason includes a material reduction in the nature or status of the officer's responsibilities, a material reduction in compensation or benefits, or a relocation of the officer's place of employment outside of the Washington D.C. metropolitan area. Under the agreements, severance compensation is payable at the option of the officer in either (i) a lump sum, or (ii) in 24 equal monthly installments, in an aggregate amount equal to two times the base salary (one times the base salary, in the cases of Messrs. Roe and Gettier) paid during the 12 month period ending on the date immediately prior to the officer's involuntary termination other than for cause or resignation for good reason. In addition, each change in control agreement provides that certain life, health and disability benefits provided by USLICO to such officer will continue for a period of two years (one year, in the cases of Messrs. Roe and Gettier) after any involuntary termination or resignation. An officer is not obligated to mitigate severance compensation by seeking other employment. Assuming that the rates of base compensation of such officers in effect on November 1, 1994 were to remain in effect, if such terminations were to occur on the date following the consummation of the Merger, the maximum severance compensation payable under such change-in-control agreements to all such officers as a group would be approximately $3,726,000.

    As of the Effective Time, NWNL will assume all of the obligations of USLICO under each employment and change-in-control agreement discussed above.

    John Beck, a director of USLICO, owns 1,000 shares of NWNL Common Stock which he acquired as a result of the demutualization of NWNL in 1989.

    Fioravante G. Perrotta, a director of USLICO, is a member of the law firm of Rogers & Wells, New York, New York, which has acted as outside counsel to USLICO, from time to time, including in connection with the Merger. Rogers & Wells also is assisting NWNL and USLICO in obtaining the approval of the New York Department of Insurance for the Merger. In addition, Mr. Perrotta has in the past provided advice to NWNL on certain insurance regulatory matters in the State of New York.

    The USLICO Bylaws provide for indemnification and advancement of expenses to each director and officer of USLICO. In addition, in the case of present and former officers and directors who are parties to the indemnification agreements disclosed to NWNL, USLICO has agreed to indemnify each such director or officer from and against all losses, costs, damages and expenses incurred in connection with his or her service to USLICO and its subsidiaries, and to provide for advancement of expenses. Pursuant to the terms of the Merger Agreement, NWNL has agreed to assume USLICO's obligations pursuant to the terms of the USLICO Bylaws and such indemnification agreements. NWNL has also agreed to maintain directors' and officers' liability insurance coverage for the current and former directors and officers of USLICO for a period of six years after the Effective Time. See "The Merger -- Indemnification and Insurance".

    The USLICO Board was informed of the interests described herein prior to approving the Merger Agreement and the Merger.

    In addition to the foregoing benefits, each director or officer of USLICO who is a participant in USLICO's employee benefit plans and stock option plan will be entitled to the benefits described under the caption "The Merger -- Employee Benefit Plans and Stock Options".

    NWNL has also agreed, effective upon consummation of the Merger, to create one additional position on the NWNL Board and to elect Mr. Callahan to fill such vacancy. See "Management of NWNL -- New Director". NWNL anticipates that Mr. Roe will continue as chief executive officer of USL and BSL. See "The Merger -- Business and Management After the Merger".

    Except for the arrangements specifically set forth in this Joint Proxy Statement/Prospectus and the Merger Agreement, NWNL has made no commitments with respect to the retention of NWNL or USLICO employees or entities after the Merger.

LITIGATION
    On September 12, 1994, a shareholder of USLICO filed suit in the Circuit Court of Arlington County, Virginia against USLICO, Daniel J. Callahan, Glenn H. Gettier, Jr., David H. Roe, John A. Beck, Robert E. Buchanan, Robert F. Cocklin, William V. McBride, Jack N. Merritt, Thomas H. Moorer, Fioravante G. Perrotta, David S. Smith, Eli Weinberg and NWNL. Plaintiff alleges inter alia that she is a shareholder of USLICO, and purports to bring the action on behalf of a class consisting of all shareholders of USLICO for breach of fiduciary duty in connection with the proposed Merger. Plaintiff alleges inter alia that the proposed Merger is "wrongful, unfair and harmful to USLICO's public shareholders . . . and represents an attempt by defendants to aggrandize the personal and financial positions and interest of board members at the expense of, and to the detriment of the stockholders of the Company". Further plaintiff alleges that the defendants failed to undertake an adequate evaluation of USLICO's worth as a merger candidate, take adequate steps to enhance USLICO's value, effectively expose USLICO to an active and open auction or act independently to protect the interests of the shareholders of USLICO. Plaintiff seeks an order permitting the action to be maintained as a class action, preliminarily and permanently enjoining the Merger, awarding compensatory damages, attorneys fees and such other relief as the court may grant. The absence of an order preventing or making illegal the consummation of the Merger is a condition to the obligation of each of NWNL and USLICO to consummate the Merger. See "Conditions to Consummation of the Merger" above.

    On October 24, 1994, USLICO, the only defendant to have been served in the action, filed a timely demurrer asking that the action be dismissed in its entirety on several grounds, including that the complaint fails to state a claim under Virginia law, plaintiff failed to follow the procedures required by Virginia law in purporting to assert derivative claims on behalf of USLICO, the complaint improperly seeks to obtain relief for an alleged class of plaintiffs and the complaint improperly seeks remedies unavailable in equity. Plaintiff has not responded to the demurrer. If the complaint is not dismissed, the action will be vigorously defended.

FEDERAL INCOME TAX CONSEQUENCES
    USLICO is to receive at the Effective Time an opinion of its counsel, Rogers & Wells, as described in this paragraph and the paragraphs below, to the effect that for federal income tax purposes: (i) the merger of USLICO with and into NWNL, in accordance with the terms of the Merger Agreement, will qualify as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no gain or loss will be recognized by either USLICO or NWNL as a result of the consummation of the Merger; (iii) no gain or loss will be recognized by a shareholder of USLICO upon the receipt by such shareholder solely of shares of NWNL Common Stock (including any fractional share interest treated as received) in exchange for such shareholder's shares of USLICO Common Stock in accordance with the terms of the Merger Agreement; (iv) the aggregate tax bases of the shares of NWNL Common Stock received by a shareholder of USLICO (including any fractional share interest treated as received) will be the same as the aggregate tax bases of the shares of USLICO Common Stock surrendered in exchange therefor decreased by the amount of any cash received and increased by the amount of any gain recognized; and (v) the holding period of the shares of NWNL Common Stock received by a USLICO shareholder (including any fractional share interest treated as received) in exchange for shares of USLICO Common Stock will include the period during which the shares of USLICO Common Stock surrendered in exchange therefor were held, provided the shares of USLICO Common Stock were held as capital assets at the Effective Time. Such opinion is conditioned upon certain representations of the managements of NWNL and USLICO as to certain facts and circumstances regarding the Merger. NWNL will also receive at the Effective Time an opinion of its counsel, Faegre & Benson, to the effect that for federal income tax purposes the Merger will qualify as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code.

    Upon receipt of the special cash dividend and the payments to redeem the Rights under the USLICO Share Rights Plan (the "Special Distributions") immediately prior to the Merger, each USLICO shareholder will recognize ordinary income to the extent of his or her ratable share of USLICO's current or accumulated earnings and profits ("USLICO's Earnings and Profits"). To the extent the amount of the Special Distributions exceeds USLICO's Earnings and Profits, the amount of the Special Distributions will first be treated as a return of each USLICO shareholder's basis to the extent thereof, and then as gain from the sale of a capital asset.

    In the event that a USLICO shareholder receives a combination of shares of NWNL Common Stock and cash (other than cash received in lieu of a fractional share interest) in exchange for such shareholder's shares of USLICO Common Stock in accordance with the terms of the Merger Agreement, such shareholder will not recognize any loss realized on such exchange, but will recognize any gain realized (which gain will be equal to the cash received plus the fair market value of the NWNL Common Stock received, less such shareholder's basis in the USLICO Common Stock exchanged) but not in excess of the amount of cash received.

    With respect to a USLICO shareholder who receives cash in the Merger as a result of the rounding off of a fractional share interest in NWNL Common Stock, such shareholder will be treated as having received such fractional share interest and then, pursuant to Section 302(a) of the Code, as having received such cash in exchange therefor. Assuming such treatment, a USLICO shareholder would recognize gain or loss measured by the difference between the cash received and the portion of the shareholder's adjusted tax basis in the shares of USLICO Common Stock allocable to the fractional share (as described below).

    Any gain recognized by a USLICO shareholder as a result of receiving cash in the merger (or any loss recognized in the case of cash received for fractional shares) will constitute capital gain (or capital loss in the case of a loss recognized as a result of receiving cash for fractional shares), provided (i) the USLICO shareholder in question held such shareholder's shares of USLICO Common Stock as capital assets at the Effective Time, and (ii) the USLICO shareholder in question exercised no control over the corporate affairs of NWNL. Any capital gain or loss recognized by a USLICO shareholder will be long-term capital gain or loss if the shareholder has held such shareholder's shares of USLICO Common Stock for longer than one year.

    The aggregate tax bases of the shares of NWNL Common Stock received by a shareholder of USLICO (including any fractional share interest treated as received) who exchanges shares of USLICO Common Stock for a combination of NWNL Common Stock and cash in accordance with the terms of the Merger Agreement will be the same as the aggregate tax bases of the shares of USLICO Common Stock surrendered in exchange therefor, decreased by the amount of cash received and increased by the amount of gain recognized, if any. The holding period of the shares of NWNL Common Stock received by a USLICO shareholder (including any fractional share interest treated as received) will include the period during which the shares of USLICO Common Stock surrendered in exchange therefor were held, provided such shares of USLICO Common Stock were held as capital assets at the Effective Time.

    THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. USLICO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE SPECIFIC AND DEFINITIVE ADVICE AS TO THE FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE CONVERSION OF THEIR SHARES OF USLICO COMMON

STOCK PURSUANT TO THE MERGER, AS WELL AS ADVICE AS TO THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS AND POSSIBLE AMENDMENTS TO SUCH LAWS.

BUSINESS AND MANAGEMENT AFTER THE MERGER

    NWNL intends to operate USL in a manner substantially consistent with its current operations. NWNL will carefully review the operations of USL in an attempt to identify opportunities for expense reduction through the use of shared resources with NWNL. For example, it is anticipated that USL will participate in a shared data center maintained by NWNL and will retain a wholly-owned indirect subsidiary of NWNL as its investment advisor. NWNL also intends to make certain NWNL insurance products available for sale by USL's existing agents. Within 24 months of the Effective Time, NWNL intends to merge its wholly-owned indirect subsidiary The North Atlantic Life Insurance Company of America with and into BSL. This merger will be subject to the approval of the New York Department of Insurance. NWNL intends that BSL will continue to operate in the markets in which it currently participates. NWNL also intends to cause BSL to distribute insurance products in the State of New York substantially similar to those sold by Northwestern. See "Recommendations of the Boards of Directors and Reasons for the Merger".

    The current directors and executive officers of NWNL will continue in their present capacities after consummation of the Merger. Additionally, NWNL will, as of the Effective Time, increase its number of directors by one. It is anticipated that Mr. Callahan, currently Chairman and Chief Executive Officer of USLICO, will be elected to fill the vacancy created by the expansion of the NWNL Board. See "Management of NWNL -- New Director" for additional information with respect to Mr. Callahan. It is anticipated that Mr. Roe will continue to serve as the chief executive officer of USL and BSL.

DEBT ASSUMPTION AND REFINANCING

    The Merger Agreement provides that NWNL will assume USLICO's 8% Convertible Subordinated Debentures due 2011 and its 8 1/2% Convertible Subordinated Debentures due 2014 (collectively, the "USLICO Debentures"). NWNL proposes to file with the SEC a registration statement to register under the Securities Act senior and subordinated debt, preferred stock, common stock, and warrants exercisable for any of such securities for sale at later dates. NWNL intends to sell certain of these securities and apply the proceeds therefrom to redeem the USLICO Debentures following the Effective Time. NWNL may, depending upon market conditions and other considerations, sell additional securities to restructure or redeem some or all of its outstanding debt or NWNL Preferred Stock.

RESALE OF SHARES BY USLICO AFFILIATES

    The shares of NWNL Common Stock to be received in the Merger will be freely transferable, except for shares of NWNL Common Stock received by persons who are deemed to be "affiliates", as that term is defined in the rules under the Securities Act, of USLICO immediately prior to the Effective Time (or of NWNL after the Effective Time). Shares of NWNL Common Stock received in the Merger by persons who are affiliates of USLICO immediately prior to the Effective Time but do not become affiliates of NWNL may be sold by them only in accordance with the provisions of Rule 144 under the Securities Act (which imposes certain limitations on the volume and manner of sales by such affiliates), or pursuant to an effective registration statement under the Securities Act, or in transactions exempt from registration thereunder.

                             NO DISSENTERS' RIGHTS

NWNL SHAREHOLDERS

    Under Delaware Law, no holder of NWNL Common Stock or Preferred Stock will be entitled to demand appraisal of, or to receive payment for, their shares.

USLICO SHAREHOLDERS

    Under Virginia Law, no holder of USLICO Common Stock will be entitled to demand appraisal of, or to receive payment for, their shares.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    The following pro forma combined condensed financial statements reflect the Merger of USLICO with NWNL. The Merger will be accounted for as a "purchase" of USLICO by NWNL under generally accepted accounting principles. The pro forma combined condensed financial statements are unaudited and combine the operations of NWNL and USLICO for the nine months ended September 30, 1994 and for the year ended December 31, 1993. The pro forma balance sheet assumes the Merger occurred at September 30, 1994. The pro forma statements of operations assume the Merger occurred on January 1, 1993. The pro forma financial statements have not been compiled, reviewed or audited by independent accountants.

    The historical financial information of NWNL as of and for the nine months ended September 30, 1994 and for the year ended December 31, 1993 have been derived from the NWNL financial statements which are incorporated herein by reference. The historical financial information of USLICO as of and for the nine months ended September 30, 1994 and for the year ended December 31, 1993 have been derived from the USLICO financial statements which are incorporated herein by reference. The pro forma financial statements should be read in conjunction with the accompanying notes and with the historical financial statements of NWNL and USLICO incorporated herein by reference.

    The unaudited pro forma combined condensed financial statements have been included as required by the SEC and are provided for comparative purposes only. As further discussed in the accompanying notes, the pro forma financial statements do not purport to be indicative of the financial position or operating results that would have been achieved had the Merger been consummated as of the dates indicated and should not be construed as representative of future financial position or operating results.

      PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 1994
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                            PRO FORMA
                                                        HISTORICAL         ADJUSTMENTS
                                                  -----------------------   INCREASE      NOTE
                                                     NWNL        USLICO    (DECREASE)   REFERENCE   PRO FORMA
                                                  -----------  ----------  -----------  ---------  -----------
ASSETS
Investments.....................................  $ 7,869,769  $2,527,769   $   5,300      (a)     $10,402,838
Deferred Policy Acquisition Costs/
 Present Value of Future Profits................      854,695     435,727     (67,727)     (b)       1,222,695
Other Assets....................................      616,909     140,039      24,400      (c)         769,335
                                                                               (3,600)     (d)
                                                                               (5,400)     (e)
                                                                               (3,013)     (f)
Participation Fund Account Assets...............      322,437      --          --                      322,437
Assets Held in Separate Accounts................      681,616     339,727      --                    1,021,343
                                                  -----------  ----------  -----------             -----------
  TOTAL ASSETS..................................  $10,345,426  $3,443,262   $ (50,040)             $13,738,648
                                                  -----------  ----------  -----------             -----------
                                                  -----------  ----------  -----------             -----------

LIABILITIES
Future Policy and Contract Benefits.............  $ 8,061,437  $2,633,037   $  --                  $10,694,474
Notes and Mortgages Payable.....................      210,109      96,050     (96,050)     (g)         309,459
                                                                               99,350      (g)
Other Liabilities...............................      266,028     123,776     (20,300)     (h)         370,675
                                                                               --          (i)
                                                                                 (600)     (j)
                                                                                1,771      (k)
Participation Fund Account Liabilities..........      322,437      --          --                      322,437
Liabilities Related to Separate Accounts........      681,616     333,390      --                    1,015,006
                                                  -----------  ----------  -----------             -----------
  TOTAL LIABILITIES.............................    9,541,627   3,186,253     (15,829)              12,712,051
                                                  -----------  ----------  -----------             -----------

SHAREHOLDERS' EQUITY
Preferred Stock, Net............................       67,776      --          --                       67,776
Common Stock....................................      293,061      14,435     (14,435 )    (l)         591,866
                                                                              222,798      (m)
                                                                               76,007      (n)
Additional Paid-In Capital......................      --          159,154    (159,154 )    (l)         --
Net Unrealized Investment Losses................      (54,628)    (29,370)     29,370      (l)         (54,628)
Retained Earnings...............................      510,125     210,009    (210,009 )    (l)         510,125
Other, Net......................................      (12,535)    (97,219)     97,219      (l)         (88,542)
                                                                              (76,007 )    (n)
                                                  -----------  ----------  -----------             -----------
  TOTAL SHAREHOLDERS' EQUITY....................      803,799     257,009     (34,211 )              1,026,597
                                                  -----------  ----------  -----------             -----------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY....  $10,345,426  $3,443,262  $  (50,040 )            $13,738,648
                                                  -----------  ----------  -----------             -----------
                                                  -----------  ----------  -----------             -----------

   See notes to unaudited pro forma combined condensed financial statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                                         -----------------------------------------------------------------
                                                                                    PRO FORMA
                                                               HISTORICAL          ADJUSTMENTS
                                                         -----------------------     INCREASE        NOTE
                                                            NWNL        USLICO      (DECREASE)    REFERENCE     PRO FORMA
                                                         -----------   ---------   ------------   ----------   -----------
REVENUES
Premiums...............................................  $   536,975   $ 136,571   $   --                      $   673,546
Net Investment Income..................................      465,655     150,597        (9,225)      (o)           607,027
Realized Investment Gains (Losses).....................      (22,585)      2,294       --            (o)           (20,291)
Other Income...........................................      181,420       9,201       --                          190,621
                                                         -----------   ---------   ------------                -----------
  TOTAL................................................    1,161,465     298,663        (9,225)                  1,450,903
                                                         -----------   ---------   ------------                -----------

BENEFITS AND EXPENSES
Benefits to Policyholders..............................      755,156     185,466       --                          940,622
Sales and Operating Expenses...........................      218,522      55,171          (150)      (p)           273,904
                                                                                       --            (q)
                                                                                           361       (r)
Amortization of Deferred Policy Acquisition Costs/
 Present Value of Future Profits.......................       41,320      28,844        (8,100)      (s)            62,064
Interest Expense.......................................       10,097       5,979           351       (t)            16,427
Dividends and Experience Refunds to Policyholders......       15,948      --           --                           15,948
                                                         -----------   ---------   ------------                -----------
  TOTAL................................................    1,041,043     275,460        (7,538)                  1,308,965
                                                         -----------   ---------   ------------                -----------
Income Before Income Taxes.............................      120,422      23,203        (1,687)                    141,938
Income Tax Expense.....................................       42,652       7,755          (464)      (u)            49,943
                                                         -----------   ---------   ------------                -----------
Income from Continuing Operations......................  $    77,770   $  15,448   $    (1,223)                $    91,995
                                                         -----------   ---------   ------------                -----------
                                                         -----------   ---------   ------------                -----------

PER COMMON SHARE
Income from Continuing Operations:
  Primary..............................................        $2.37       $1.44           N/A                       $2.28
                                                                ----        ----                                      ----
                                                                ----        ----                                      ----
  Fully Diluted........................................        $2.22       $1.37           N/A                       $2.16
                                                                ----        ----                                      ----
                                                                ----        ----                                      ----

WEIGHTED AVERAGE SHARES
Common and Common Equivalent Shares (Primary)..........       30,125      10,763        (3,337)                     37,551
Common Shares Assuming Maximum Dilution (Fully
 Diluted)..............................................       32,760      14,123        (6,697)                     40,186

   See notes to unaudited pro forma combined condensed financial statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       FOR THE YEAR ENDED DECEMBER 31, 1993
                                                         -----------------------------------------------------------------
                                                                                    PRO FORMA
                                                               HISTORICAL          ADJUSTMENTS
                                                         -----------------------     INCREASE        NOTE
                                                            NWNL        USLICO      (DECREASE)    REFERENCE     PRO FORMA
                                                         -----------   ---------   ------------   ----------   -----------
REVENUES
Premiums...............................................  $   659,600   $ 191,239   $   --                      $   850,839
Net Investment Income..................................      634,986     197,891       (12,300)      (o)           820,577
Realized Investment Gains (Losses).....................      (32,389)     14,717       --            (o)           (17,672)
Other Income...........................................      228,243      13,691       --                          241,934
                                                         -----------   ---------   ------------                -----------
  TOTAL................................................    1,490,440     417,538       (12,300)                  1,895,678
                                                         -----------   ---------   ------------                -----------
BENEFITS AND EXPENSES
Benefits to Policyholders..............................    1,006,305     260,766       --                        1,267,071
Sales and Operating Expenses...........................      277,365      83,853          (200)      (p)           361,499
                                                                                       --            (q)
                                                                                           481       (r)
Amortization of Deferred Policy Acquisition Costs/
 Present Value of Future Profits.......................       41,338      41,131       (17,600)      (s)            64,869
Interest Expense.......................................       20,315       8,017           424       (t)            28,756
Dividends and Experience Refunds to Policyholders......       16,526      --           --                           16,526
                                                         -----------   ---------   ------------                -----------
  TOTAL................................................    1,361,849     393,767       (16,895)                  1,738,721
                                                         -----------   ---------   ------------                -----------
Income Before Income Taxes.............................      128,591      23,771         4,595                     156,957
Income Tax Expense.....................................       46,132         191         1,777       (u)            48,100
                                                         -----------   ---------   ------------                -----------
Income from Continuing Operations......................  $    82,459   $  23,580   $     2,818                 $   108,857
                                                         -----------   ---------   ------------                -----------
                                                         -----------   ---------   ------------                -----------
PER COMMON SHARE
Income from Continuing Operations
  Primary..............................................        $2.63       $2.19           N/A                       $2.83
                                                                ----        ----                                      ----
                                                                ----        ----                                      ----
  Fully Diluted........................................        $2.45       $2.04           N/A                       $2.67
                                                                ----        ----                                      ----
                                                                ----        ----                                      ----
WEIGHTED AVERAGE SHARES
Common and Common Equivalent Shares (Primary)..........       28,151      10,756        (3,330)                     35,577
Common Shares Assuming Maximum Dilution (Fully
 Diluted)..............................................       30,829      14,116        (6,690)                     38,255

   See notes to unaudited pro forma combined condensed financial statements.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS

    The pro forma combined condensed financial statements reflect the Merger of USLICO with NWNL. The pro forma combined condensed financial statements have been prepared under the purchase method of accounting for the acquisition of USLICO. The pro forma combined condensed balance sheet assumes the Merger occurred at September 30, 1994. The pro forma combined condensed statements of operations assume the Merger occurred at January 1, 1993. The pro forma combined condensed financial statements have not been compiled, reviewed or audited by independent accountants.

    The historical financial information has been derived from the financial statements incorporated herein by reference. The pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of NWNL and USLICO incorporated by reference in this Joint Proxy Statement/Prospectus.

    The pro forma combined condensed financial statements do not purport to be indicative of the financial position or operating results which would have been achieved had the Merger been consummated as of the dates indicated and should not be construed as representative of future financial position or operating results.

    The pro forma financial statements assume all shares of USLICO Common Stock, as described, are converted, pursuant to the Merger, into shares of NWNL Common Stock at an exchange ratio of .69 and at an assumed NWNL Common Stock market price of $30 per share. It is further assumed that cash to be paid for fractional shares will not be significant.

    NWNL management's preliminary allocation of the purchase price was based upon the estimated fair value of the assets acquired and liabilities assumed. The actual allocation will be based on further studies and valuations as of the Effective Time and will be primarily affected by the impact of market interest rates as of the Effective Time upon the valuation of assets and liabilities of USLICO, the effect of the NWNL Common Stock price as of the Effective Time upon the determination of the purchase price and the accrual at the Effective Time of estimated costs to eliminate duplicative facilities and equipment and to record the estimated liability for severance and other employee termination costs. The actual adjustments (other than those related to the accruals of certain costs at the Effective Time described above) are not, at the present time, expected to be significantly different; however, there can be no assurance that significant differences won't arise.

    The pro forma combined condensed financial statements do not include adjustments to conform the accounting policies of USLICO to those followed by NWNL. The nature and extent of such adjustments, if any, will be based upon further study and analysis and would not be expected to be significant to the pro forma financial results.

    The  following  describes  the  pro  forma  adjustments  reflected  in   the
accompanying pro forma combined condensed financial statements:

        (a) To value USLICO's commercial mortgage loans at estimated fair value.

        (b) To eliminate USLICO's deferred policy acquisition costs balance and to record the present value of future profits of the in force business acquired. Present value of future profits reflects the estimated fair value of the business in force and represents the portion of the cost to acquire USLICO that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the assumed date of acquisition. Such value is the present value of the actuarial determined projected cash flows from the acquired policies.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED FINANCIAL STATEMENTS (CONTINUED)

    The 15% discount rate used to determine such value is the rate of return required by NWNL to invest in the business being acquired. In determining the rate of return used to value the policies purchased, the following factors are considered:

    - the   magnitude  of  the  risk  associated  with  each  of  the  actuarial assumptions used in determining expected future cash flows.

    - Cost of capital available to fund the acquisition.

    - The perceived likelihood of changes in insurance regulations and tax laws.

    - Complexity of the acquired company.

    The value allocated to present value of future profits is based on a preliminary determination of such value; accordingly, this allocation may be adjusted upon final determination of such value. On a pro forma basis, assuming an acquisition date of September 30, 1994, expected gross amortization using current assumptions and accretion of interest based on an interest rate equal to the liability or contract rate (such rates ranging from 5.83% to 7.75% ) on the cost of policies purchased for each of the years in the five year period ended September 30, 1999, is as follows (dollars in thousands):

                                                                            ACCRETION
YEAR ENDED                                       BEGINNING      GROSS          OF           NET         ENDING
SEPTEMBER 30                                      BALANCE    AMORTIZATION   INTEREST    AMORTIZATION    BALANCE
- - ----------------------------------------------  -----------  ------------  -----------  ------------  -----------
1995..........................................  $   368,000   $   58,214    $  23,357    $   34,857   $   333,143
1996..........................................      333,143       62,214       20,998        41,216       291,927
1997..........................................      291,927       56,645       18,508        38,137       253,790
1998..........................................      253,790       50,591       16,209        34,382       219,408
1999..........................................      219,408       43,559       14,171        29,388       190,020

        (c) To record the excess of the cost to acquire USLICO over the sum of the amounts assigned to identifiable assets acquired less liabilities assumed.

        (d) To value home office buildings of USLICO at estimated fair value.

        (e) To record payment of special distributions of $.50 per share of USLICO Common Stock.

        (f) To record the direct out-of-pocket costs of acquisition.

        (g) To record the redemption of the USLICO convertible Debentures and issuance of new debt of NWNL as part of the purchase transaction.

        (h) To adjust the deferred tax liability of USLICO to the tax effected difference between the estimated fair value of the net assets acquired and the estimated tax basis of the net assets acquired.

        (i) At the Effective Time, the estimated liability for severance and other employee costs for certain executive officers and employees of USLICO and the estimated costs to eliminate duplicative facilities and equipment and merge such operations will be accrued. These estimated costs have not been accrued on the pro forma balance sheet. The present estimate of these costs to be accrued at the Effective Time is approximately $24.1 million.

        (j) To record the estimated net excess of the fair value of the pension plan assets over the pension plan liabilities.

        (k) To record estimated cost to buy out all outstanding USLICO Options.

        (l) To eliminate USLICO equity.

        (m) To record fair value of NWNL shares issued to acquire USLICO.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED FINANCIAL STATEMENTS (CONTINUED)

        (n) To record the value of shares of NWNL Common Stock issued to USLICO subsidiaries which hold shares of USLICO Common Stock at the time of the Merger. These shares will be reflected as treasury shares.

        (o) The adjustment to net investment income reflects the amortization of the pro forma fair value adjustment to investments of USLICO as if the acquisition had occurred on January 1, 1993. Net realized gains (losses) have not been adjusted to include the effect of the restatement of fixed maturity securities and mortgage loan investments to estimated fair value at January 1, 1993. The amount of the adjustment to realized gains (losses) to reflect the difference between the actual proceeds received on sales of investments and the fair value of the investments at the assumed date of acquisition, adjusted for the accretion of discount or premium based on the new cost basis would have been $3.4 million and $9.4 million (after tax) for the nine months ended September 30, 1994 and the year ended December 31, 1993, respectively. The pro forma adjustments to investments are based upon interest rates at January 1, 1993 and are not likely to be reflective of future results as the actual fair value adjustment and related future income statement effects will be dependent upon the interest rate environment at the time the Merger is completed.

        (p) To record the amortization of the fair value adjustment to home office buildings of USLICO.

        (q) It is expected that certain costs and expenses of the combined companies will be less than those reflected in the accompanying pro forma combined condensed statements of operations due to consolidation of operations. The estimated expense reductions are primarily related to the elimination of duplicative facilities, equipment and other personnel and functions. For purposes of the pro forma combined condensed statements of operations, these expense reductions have not been included because they are not assured until NWNL management takes affirmative action to implement the cost reductions which cannot take place until the Merger is effective. Until such time, they are not permitted to be reflected in the pro forma financial information according to accounting rules.

        The pro forma pre-tax expense reductions are estimated to total $11,250,000 and $5,300,000 for the nine months ended September 30, 1994 and for the year ended December 31, 1993, respectively.

        (r) To record the amortization of goodwill over the estimated periods to be benefited (40 years).

        (s) To record the adjustment to historical amortization of deferred policy acquisition costs to reflect the new amortization of present value of future profits intangible asset established on the pro forma opening balance sheet.

        (t) To record the additional interest costs related to the newly issued debt as compared to the USLICO Debentures assumed to be retired.

        (u) To record income tax expense (benefit) of the pro forma adjustments (excluding goodwill amortization) at the applicable statutory federal effective rate of 35% for the nine and 12 months ended September 30, 1994 and December 31, 1993, respectively.

                                BUSINESS OF NWNL

OVERVIEW

    NWNL is a holding company whose subsidiaries specialize in life insurance and related financial services. Through Northwestern National Life Insurance Company ("Northwestern"), Minneapolis, Minnesota, and other subsidiaries, NWNL issues and distributes individual life insurance and annuities, group life and health insurance, life and health reinsurance, and markets and manages mutual funds. NWNL operates in four business segments: Individual Insurance, Employee Benefits, Life and Health Reinsurance, and Pension.

    Other subsidiaries, each of which is owned by Northwestern, are Northern Life Insurance Company ("Northern"), Seattle, Washington, and The North Atlantic Life Insurance Company of America ("North Atlantic"), Jericho, New York (Northwestern, Northern and North Atlantic are sometimes collectively referred to as the "Insurers"). Additional subsidiaries include NWNL Benefits Corporation, Minneapolis, Washington Square Capital, Inc., Minneapolis, Washington Square Securities, Inc., Minneapolis, Washington Square Mortgage Company, West Des Moines, Iowa, and NWNL Northstar, Greenwich, Connecticut.

    NWNL, which was incorporated in Delaware in 1988, became the parent of Northwestern and its subsidiaries pursuant to a Plan of Conversion and Reorganization (the "Plan") which became effective on January 3, 1989. Pursuant to the Plan, Northwestern, which was organized in 1885, was converted from a combined stock and mutual life insurance company to a stock life insurance company.

    NWNL's strategy is to compete by focusing on the needs of its customers and providing innovative products in a service-oriented, cost-efficient manner.

INDIVIDUAL INSURANCE

    NWNL's individual life insurance and annuity operations are conducted through the Insurers. Each of the Insurers maintains separate product portfolios specifically developed for the market segment which it targets. Each Insurer also maintains separate contractual arrangements with agents for the distribution of products within its targeted markets. NWNL provides oversight to these operations and seeks to achieve efficiencies through shared access to actuarial data, product design, investment origination and portfolio management, capital allocation, systems and administrative support and seeks further opportunities for synergistic benefits.

    Northwestern distributes universal life, variable life, fixed and variable annuities and related products through its independent agents and representatives. Northwestern maintains relationships with these agents through a network of 52 regional managers, who recruit, train, and manage the independent agents in their region. Compensation of these agents and the regional managers is on a variable basis, dependent upon their sales performance, which minimizes Northwestern's fixed distribution costs. Northwestern is committed to maintaining relationships with its sales force by providing high quality service to its independent agents. Northwestern has developed quality driven administrative support groups which seek to enhance agent satisfaction by processing policy applications promptly and accurately and promoting an attitude of helpfulness and accessibility among home office personnel. Northwestern focuses on middle-income and small business consumers and emphasizes quality service to its policyholders.

    Northern focuses its marketing efforts on the sale of tax-sheltered annuities issued pursuant to Section 403(b) of the Code ("TSAs") to public school teachers and employees of non-profit organizations. The TSA products sold by Northern are individual annuity contracts designed to provide post-retirement financial security. The product design provides for significant penalties for early withdrawal which, coupled with the provisions of the Code, act to minimize the risk of early surrender. Northern distributes these products through a specialty field force of independent agents, including former teachers, that focuses exclusively on TSA sales. Northern sells TSAs to teachers after securing the approval of a school district. The school district generally provides a payroll deduction facility for premium payments and facilitates access to the individual teachers. Northern's agents meet with prospective customers on a face-to-face basis. Northern's compensation structure of level commission payments rewards agents for persistency in the long-term retention of these contracts.

    North Atlantic sells individual life insurance and annuity products primarily in the State of New York, where neither Northwestern nor Northern is licensed, and in the States of Connecticut, Florida and New Jersey. The products which North Atlantic sells are very similar to those sold by Northwestern but the distribution system structure is different. North Atlantic's sales force consists of independent agents who are compensated on a variable basis, dependent upon their sales performance, but who do not primarily market North Atlantic products. North Atlantic also distributes life insurance and annuity products through banks and other financial institutions.

    Based upon premium volume, the majority of the individual life insurance sold by the Insurers is universal life insurance. These policies provide for guaranteed levels of insurance protection and minimum interest rate guarantees. Within specified parameters, the policyholder may vary the amount of premiums paid annually, the cash value portion of a policy and the insurance component of a policy. These policies credit interest in excess of the guaranteed interest rate in the cash values as determined from time to time by the Insurers. The Insurers adjust the crediting rates based upon their investment performance, market interest rates and competitive factors. Profits recognized on interest-sensitive products are affected by mortality experience, the margin between interest earned on investments and interest credited to policyholders, as well as capital gains and losses on investments, persistency and expenses. The ability of the Insurers to retain their agents is affected by the competitive position of the Insurer's products, the commission structure and the support services provided.

    The Insurers have attempted to discourage premature surrenders of interest-sensitive products through contractual surrender charges and the adjustment of policy crediting rates. The policies and annuities issued by the Individual Insurance segment contain provisions which allow the contractholder to withdraw or surrender their contracts under defined circumstances. These contracts generally contain provisions which apply penalties or otherwise limit the ability of contractholders to make such withdrawals or surrenders. The market interest rates that the Insurers might be required to credit under their interest-sensitive insurance products to forestall surrenders, particularly in a time of rapidly changing market interest rates, could have a material adverse effect on operating income.

    The Insurer's individual life insurance business is subject to risks in the event that the Insurer's mortality experience deviates from the assumptions used in establishing its premium rates. The Insurers also may be affected by adverse mortality experience related to acquired immune deficiency syndrome ("AIDS"). While the Insurers' pricing assumptions and underwriting criteria take into consideration expected adverse experience attributable to AIDS, adverse experience beyond that anticipated by the Insurers could adversely affect earnings.

    Participating whole life and term insurance policies and annuities issued by Northwestern prior to the effective date of the Plan are segregated as a closed book of business in a Participation Fund Account ("PFA"). The PFA was established to provide for the continued maintenance of Northwestern's policyholder dividend practices relative to these lines of business. Earnings derived from the operation of the PFA will inure solely to the benefit of the policyholders covered by the PFA, and no benefit will inure to Northwestern. In the event the assets ($322.4 million as of September 30, 1994) of the PFA are insufficient to provide the contractual benefits guaranteed by the affected policies, Northwestern must provide the contractual benefits from the general assets of Northwestern. The current level of dividends is well in excess of the guaranteed contractual benefits. Northwestern is not obligated to support or maintain a minimum level of dividends on the policies and annuities in the PFA.

EMPLOYEE BENEFITS

    Northwestern offers group life, health and disability insurance and employee benefit-related services primarily to employers with 200 to 2,500 employees. Northwestern's employee benefits products are marketed through major brokerage operations and through direct sales to employers by 67 marketing professionals employed full-time by Northwestern and located in 15 regional offices throughout the United States.

    Northwestern markets group term life insurance to employer groups in its target market. Premiums for these policies are largely based upon the experience of Northwestern and, in some instances, on the experience of the particular group policyholder. The primary risks related to this line of business include deviations from expected mortality and assumptions regarding expenses and investment income. Northwestern seeks to control the mortality risk through reinsurance treaties that protect Northwestern from catastrophic losses.

    Northwestern distributes traditional health insurance and other plans (generally referred to as split risk) whereby the employer and Northwestern share the risk of loss. Northwestern also provides administrative services only and issues indemnity contracts (stop loss or excess risk) to employers who self-fund their health benefit plans. These contracts provide that Northwestern will reimburse the employer to the extent its costs exceed specified dollar amounts, either with respect to any individual or in the aggregate for all the employer's employees. Northwestern's contracts generally include a managed health care component.

    Northwestern's strategy is to maintain a managed care capability by entering into contractual or joint venture arrangements with provider and payor groups, including Private Health Care Systems, Inc., which give Northwestern a national network of locally based managed care services in targeted geographic markets. This approach enables Northwestern to distribute managed health care products without substantial capital investment.

    Northwestern's insured health business is subject to risks in the event that Northwestern's morbidity experience deviates from the assumptions used in establishing its premium rates. Profitability of this business may be adversely affected by inflationary trends in the cost of medical treatment, competition-driven business cycles and the extent to which insureds utilize health care services. Northwestern may also be affected by adverse morbidity and mortality experience related to AIDS. While Northwestern's pricing assumptions and underwriting criteria take into consideration expected adverse experience attributable to AIDS, adverse experience beyond that anticipated by Northwestern could adversely affect earnings. Northwestern's health insurance and related businesses could also be affected by government changes to the health care delivery system. See "Health Care Proposals" below.

    Northwestern also markets group disability income insurance. This coverage compensates employees for loss of income due to sickness or injury. The profitability of this business is affected by morbidity experience and the investment return on assets supporting the policy reserves.

    The Employee Benefits segment also markets individual life insurance policies to employees and members of professional associations and other similar groups. These policies have been and are being issued on a participating basis. Amounts earned on these policies, after the payment of dividends, are reflected in this segment's results.

LIFE AND HEALTH REINSURANCE

    The life and health reinsurance business is conducted through Northwestern. Northwestern reinsures group life and health insurance underwritten by medium to large United States and foreign insurance companies. This business also includes the reinsurance of selected "special risk" coverages, principally accident and accidental death insurance and the assumption of life and health risk components of insured and self-funded workers compensation plans. Earnings in the reinsurance business can fluctuate based upon a number of factors including pricing affected by capacity in the reinsurance market, the loss experience of the underlying business and the risk profile of the book of business.

    Northwestern has a strategy of maintaining a significant capacity to assume reinsurance risks from its customers. Northwestern maintains the capacity to assume comparatively large risk positions from its reinsurance customers through its retrocession program. Northwestern's retrocession program consists of a series of reinsurance contracts and treaties under which portions of reinsurance risks assumed by Northwestern are automatically retroceded to other reinsurers. These secondary reinsurers (retrocessionnaires) are selected by Northwestern based upon their capacity and financial stability. In addition to this retrocession program, Northwestern maintains reinsurance to provide protection from catastrophic events. Northwestern also maintains a diversified portfolio of risks to avoid concentrations in any business line, some of which may be subject to cyclical pricing.

    Northwestern markets both treaty (covering portfolios of policies as underwritten by ceding insurers) and facultative (covering a specific pre-identified risk) reinsurance. Special risk coverage involves underwriting unusual accident or accidental death coverages in niche markets less affected by cyclical competitive pressures. These products are marketed through reinsurance brokers and through direct sales by employees of Northwestern.

    Northwestern reinsures major medical risks of insurers and health maintenance organizations and maintains expertise in the management of individual claims involving very large medical expenses. Management believes that through active intervention in a medical claim it may minimize large losses and maintain strong relationships with its customers. While Northwestern's pricing assumptions and underwriting criteria take into consideration expected adverse experience attributable to AIDS, adverse experience beyond that anticipated by Northwestern could adversely affect earnings.

    Northwestern also participates in the international reinsurance market. The segment has a branch office in Copenhagen, Denmark, and recently established a new sales office in Amsterdam, The Netherlands. It writes business in 30 countries worldwide, and Europe is currently the segment's greatest source of non-U.S. business, but it is expanding relationships in other areas that have strong growth potential.

PENSION

    The Pension segment is composed of the participating pension, Guaranteed Investment Contract (GIC) and small employer 401(k) lines of business of NWNL. As of September 30, 1994, the amount of contract liabilities of the participating pension, GIC and small employer 401(k) lines of business were $719 million, $302 million, and $240 million, respectively. NWNL is not issuing new participating pension or GIC contracts.

    The amount of GICs outstanding has declined from $537 million at December 31, 1993 to $302 million at September 30, 1994, and will continue to decline over the next several years. The following table sets forth a maturity schedule of the GIC liability at September 30, 1994 (in millions).

FOR THE PERIOD
ENDING
DECEMBER 31
- - ------------------------------------------------------------------------------------
1994................................................................................  $    54.2
1995................................................................................      145.5
1996................................................................................       44.5
1997................................................................................       16.6
1998................................................................................         .5
Thereafter..........................................................................       40.7

    Operating earnings on the GIC product line is largely a function of the spread between the crediting rates on the GIC liabilities and the assets supporting this product line. As of September 30, 1994, the average crediting rate on the GIC liabilities was 9.2% and the crediting rate on the assets allocated to the GIC product line was 9.4%. Net income on the GIC product line is affected by interest rate spreads and the incidence of capital gains and losses. The GIC product line is expected to generate net losses through the next several years largely due to the fact that the assets allocated to the GIC product line include a larger proportion of problem investments as compared with NWNL as a whole.

    Northwestern maintains a closed block of participating pension contracts with total contract liabilities of $719 million at September 30, 1994. Few contracts of this type have been issued since 1982, and Northwestern no longer markets this product line. Northwestern does, however, receive additional deposits under some of these contracts. Northwestern has issued certain participating group annuity contracts jointly with another insurance company. Northwestern has entered into an arrangement with this insurer whereby Northwestern will gradually transfer these liabilities (approximately $373 million at September 30, 1994) to the other insurer over a ten-year period which commenced in 1993. The terms of the arrangement specify the interest rate on the liabilities and provide for a transfer of assets and liabilities scheduled in a manner consistent with the expected cash flows of the assets allocated to support the attendant liabilities. Management does not expect this arrangement to have a material effect on the earnings of NWNL.

    The small employer 401(k) business of Northwestern markets a package of products and services for the employee retirement needs of small and mid-sized companies. This business seeks to achieve a competitive advantage through simplicity of product design, flexibility, and quality service provided at a very competitive cost. Northwestern's strategy is to establish alliances with high-quality providers who specialize in functions such as plan administration and fund management.

INVESTMENTS

    The current investment strategy for NWNL is designed to continue the effort of enhancing the overall quality of the portfolios, to maintain an appropriate liquidity position, to assure appropriate asset/liability structures, to achieve asset type diversification and to avoid issuer concentration.

    NWNL intends to direct most of its new investment cash flow in 1994 to the acquisition of investment grade marketable and privately placed bonds. The marketable bonds category includes both corporate issues and structured finance securities such as collateralized mortgage obligations and other mortgage backed securities. NWNL may make limited new investments in commercial mortgages and below investment grade bonds.

    The assets held by each of the Insurers are legally segregated and support only their respective contractual obligations. The investment portfolios of each Insurer are structured to reflect the characteristics of the liabilities which they support. NWNL internally allocates assets within Northwestern to facilitate segment asset/liability matching. These segment allocations are solely for portfolio management purposes and generally all of the assets allocated to a segment are available to satisfy the respective liabilities of all segments. Assets within these portfolios are selected to provide compatible duration, cash flow and return characteristics. All of the investments in the Insurers' portfolios are selected to provide compatible duration, cash flow and return characteristics and are subject to diversification, quality and reserving requirements of state laws regulating the Insurers.

    For additional information regarding the investments of NWNL, see the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the NWNL 10-K and 10-Qs.

COMPETITION

    The businesses in which the Insurers engage are all highly competitive. The Individual insurance segment is characterized by a large number of competitors with similar products. Competition is based largely upon the crediting rates under the policies, the credit and claims paying ratings of competing insurers, the commission structures of competing insurers and the levels of service afforded agents. Competing investment opportunities are also made available by mutual funds, banks and other financial intermediaries. The products which the Insurers offer are not generally eligible for legal protection from being copied by others, and capital is the most significant barrier to entry by new competitors. The Insurers have obtained claims paying ratings from public rating agencies. The Standard & Poor's claims-paying ability ratings for Northwestern and Northern are A+ and AA-, respectively, and the Duff & Phelps claims-paying ability ratings for Northwestern, Northern and North Atlantic are AA. The Moody's ratings for Northwestern and Northern are A2 and A1, respectively. The A.M. Best ratings for Northwestern, Northern and North Atlantic are A, A+ and A, respectively. Reductions in the ratings of an Insurer could adversely affect its operations or liquidity positions.

    The rating agencies define the above rating categories as follows:

STANDARD & POOR'S
AA+             EXCELLENT   FINANCIAL  SECURITY.   Capacity  to   meet  policyholder
AA              obligations is strong under a  variety of economic and  underwriting
AA-             conditions. (Category ranks after AAA.)
A+              GOOD   FINANCIAL  SECURITY,   but  capacity   to  meet  policyholder
A               obligations  is  somewhat  susceptible   to  adverse  economic   and
A-              underwriting conditions.
DUFF & PHELPS
AA+             Very high claims-paying ability. Protection factors are strong. Risk
AA              is  modest, but may  vary slightly over time  due to economic and/or
AA-             underwriting conditions. (Category ranks after AAA.)
MOODY'S
A1              Good insurance  companies rated  A  offer good  financial  security.
A2              However,  elements may be present  which suggest a susceptibility to
A3              impairment  sometime  in  the  future.  (Category  ranks  after  Aaa category and Aa1, 2 and 3 category.)
A.M. BEST
A++ and A+      Assigned   to  companies   which,  in   A.M.  Best's   opinion,  had
(Superior)      demonstrated superior  overall  performance  when  compared  to  the standards  established  by  the  A.  M.  Best  Company.  A++  and A+
                companies have a very  strong ability to  meet their obligations  to policyholders over a long period of time. (Highest category.)
A and A-        Assigned  companies which, in A.M. Best's opinion, have demonstrated
(Excellent)     excellent  overall  performance  when  compared  to  the   standards
                established  by the A.  M. Best Company.  A and A-  companies have a strong ability to  meet their  obligations to  policyholders over  a long period of time.

    The markets served by the Employee Benefits segment are all highly competitive. Group life insurance is a homogeneous product sold in a highly competitive market. Northwestern's competitors include all of the largest insurers doing business in the United States. Northwestern's health insurance business competes with major commercial insurers, as well as health maintenance organizations, Blue Cross/Blue Shield organizations and self-insurance sponsored by employers. The price of health insurance products is cyclical and product pricing is a significant element of the competitive environment.

HEALTH CARE PROPOSALS

    The United States Congress is likely to continue to evaluate legislative proposals intended to reform the health care delivery system. It is likely that some of these proposals could significantly affect NWNL's group health insurance business. Due to the uncertainty regarding the form and timing of any final legislation, NWNL cannot predict the extent of any impact on future earnings. The health insurance business of NWNL's Employee Benefits segment has, over the past three years on average, represented approximately 8.5% of NWNL's after-tax operating income. In the light of these uncertainties, NWNL has developed new initiatives to market its expertise in the medical claim administration and related service businesses to health care providers and intermediaries.

    In addition to the federal initiatives, a number of states are considering legislative programs which are intended to affect the accessibility and affordability of health care. Some states, including Minnesota, have recently enacted health care reform legislation. These various state programs (which could be pre-empted by any federal program) may adversely affect certain products in NWNL's group health insurance business.

                               BUSINESS OF USLICO

OVERVIEW

    USLICO is an insurance holding company whose primary subsidiaries, United Services Life Insurance Company (USL) and Bankers Security Life Insurance
Society (BSL),  are  engaged  in  the life  insurance  business.  USLICO's  life companies offer primarily life insurance and annuity products, with specialization in the military and payroll deduction life insurance markets and distribution of annuities through banks. USLICO also has several small subsidiaries that provide investment management services and sell insurance and other financial products.

    USLICO was incorporated under the laws of the Commonwealth of Virginia in 1983. USLICO's life insurance subsidiaries, however, have served the military and civilian markets for more than 50 years. Each of USL and BSL is authorized to write all forms of life insurance, annuities (including variable annuities) and accident and health insurance. Together these life companies write business in all U.S. jurisdictions and small amounts of business with U.S. military personnel in Europe and the Far East. USLICO's life companies offer three major product lines: individual life insurance, payroll deduction and group life insurance, and individual annuities.

INDIVIDUAL LIFE INSURANCE

    USLICO distributes individual life insurance products through three separate distribution systems. The USL career field force focuses its marketing activities primarily on active-duty and retired military officers and noncommissioned officers and their families. The USL agency field force is comprised of agents and brokers who market to middle and upper income families and small businesses in urban, suburban and rural areas in the United States, with particular concentration in the Midwestern, Western and Southern regions of the country. The BSL agency field force has a makeup and sales focus similar to that of the USL agency field force, but concentrates its sales activities in the Northeastern corridor of the United States, with its primary emphasis in the State of New York.

    Approximately one-half of the new business written in the Individual Life Insurance division is universal life. Other products sold include variable life, term and whole life. Marketing support and policyholder services are provided by service centers in Arlington, Virginia, Bismarck, North Dakota, and Uniondale, New York. Through significant investments in technology and personnel training, USLICO seeks to provide a high quality of service and support to its policyholders and agents. A high percentage of this business is individually underwritten in order to control USLICO's exposure to mortality risk. Additionally, USLICO limits its exposure to risk by purchasing reinsurance from other insurance carriers.

PAYROLL DEDUCTION AND GROUP LIFE INSURANCE

    USLICO conducts its mass marketing activities through BSL primarily in the form of individually-owned, payroll deduction life insurance. The main distribution channel is through a relatively small group of specialty brokers located throughout the United States. BSL enjoys a significant position in this niche market, which it has developed during the past 18 years. The target market for this business is employee groups in excess of 300 persons.

    The primary products are two different versions of universal life. BSL also markets a new participating whole life plan as well as term life plans and other auxiliary products tailored for the payroll deduction market, such as disability income, cancer, and accident-only disability plans. In addition, BSL has been writing group term life business through various associations for over 40 years, but has been deemphasizing this line of business for the past five years.

    Most of the policies issued by the Payroll Deduction and Group Life Insurance division involve limited underwriting procedures. Products issued on this basis are priced appropriately for the greater mortality cost, which is controlled through sales practices resulting in high rates of participation that reduce the risk of anti-selection.

INDIVIDUAL ANNUITIES

    USLICO markets both fixed and variable annuities. Fixed annuities, which represent approximately 88% of USLICO's annuity business, are distributed by both USL and BSL. All variable annuities are sold by BSL. Fixed annuities are marketed through financial institutions and independent agents and brokers. Variable annuities are sold primarily through financial planners, broker-dealers and independent agents and brokers.

    Over a period of 12 years, USL has developed a significant expertise in distributing fixed annuities through financial institutions. USL has experience in working with third-party marketing organizations and others who serve the financial institutions market. USL has successfully installed administrative systems and tailored processes and products that respond specifically to the needs of these customers. Profitability of these products is determined primarily by the excess of investment earnings over interest credited on customer account balances. Penalties for early withdrawal which reduce the risk of premature surrender and good expense management are also important to product profitability.

INVESTMENTS

    Marketable bonds represented 78.8% of USLICO's total invested assets at September 30, 1994, and 99.5% of USLICO's bond portfolio carried investment grade ratings. At September 30, 1994, all holdings of marketable bonds were current as to principal and interest payments.

    Commercial mortgage loans are the other significant class of invested assets and represented 13.2% of USLICO's total investments at September 30, 1994. The average loan balance of the portfolio is $1.1 million, and over one-half of the portfolio is invested in warehouse properties. USLICO's conservative loan underwriting policies have resulted in mortgage delinquency rates that on average have been 74% below industry rates during the past five years.

    Over 70% of USLICO's insurance liabilities are related to interest sensitive products. In managing these products, the cash flow characteristics of assets purchased are matched to these liabilities. The process of managing interest rate spreads is important to maintaining overall corporate profitability. USLICO seeks to realize acceptable spread margins while controlling interest rate risk by closely matching the estimated durations of interest sensitive assets and liabilities.

COMPETITION AND REGULATION

    The life insurance industry is highly competitive. There are more than 2,000 legal reserve life insurance companies in the United States, many of which compete with subsidiaries of USLICO in one or more jurisdictions in which they are authorized to transact business. Competition in the insurance field is based upon price, product design, and services rendered to policyholders and agents.

    USLICO's insurance subsidiaries are subject to regulation and supervision by their states of incorporation and by other states in which they do business. The states generally require the licensing of insurers and their agents and approval of policy forms, prescribe the form and content of statutory financial statements, and restrict the type and concentration of investments. USLICO also is subject to the laws of several states regulating insurance holding companies. These laws generally impose reporting requirements on such companies and require that certain transactions involving such companies be submitted to the insurance authorities for prior review and approval. In addition, state laws generally provide for a ceiling on dividends which a holding company's operating insurance subsidiaries can pay without prior approval by state regulatory authorities. USL must obtain prior regulatory approval from the Virginia Bureau of Insurance for any dividend if the amount of such dividend, together with all other dividends paid in the preceding 12 calendar months, exceeds the lesser of (a) 10% of the statutory policyholders surplus or (b) the net gain from operations for the prior calendar year. BSL, as a New York domiciled company, must obtain prior approval of the New York Insurance Department for any dividend. Such approval generally is granted if dividends paid in the 12 most recent calendar months do not exceed the lesser of (1) 50% of the net gain from operations for the prior calendar year or (2) the increase in surplus for the prior calendar year.

    State insurance regulators monitor the capital adequacy of life insurance companies by means of Risk-Based Capital ("RBC") ratios that relate each insurer's actual statutory capital and surplus to a calculated level of capital needed to support different types of risk inherent in the assets and liabilities of a life insurance company. RBC ratios below certain levels call for various forms of regulatory intervention. The ratios at December 31, 1993 for both USL and BSL were more than double the highest level that would require even the most minimal level of regulatory action.

                               MANAGEMENT OF NWNL

GENERAL

    The current executive officers of NWNL are as follows:

         NAME                                           POSITION
- - -----------------------  -----------------------------------------------------------------------
John G. Turner           Chairman and Chief Executive Officer
John H. Flittie          President and Chief Operating Officer
R. Michael Conley        Senior Vice President
Michael J. Dubes         Senior Vice President
David F. Hill            Senior Vice President
Wayne R. Huneke          Senior Vice President, Chief Financial Officer and Treasurer
Craig R. Rodby           Senior Vice President, Financial Management
Robert C. Salipante      Senior Vice President, Strategic Marketing & Technology
Royce N. Sanner          Senior Vice President, General Counsel and Secretary
Steven W. Wishart        Senior Vice President and Chief Investment Officer

    For information regarding the ages and business backgrounds of the executive officers of NWNL, reference is made to the caption "Directors and Executive Officers of the Registrant" in Part III of the NWNL 10-K. Similar information regarding NWNL's directors, as well as additional information regarding directors and executive officers, including executive compensation, securities ownership of certain beneficial owners and management and certain relationships and related transactions, is incorporated by reference to Items 10, 11, 12 and 13 of the NWNL 10-K (which incorporates portions of NWNL's definitive proxy statement for NWNL's 1994 Annual Meeting of Shareholders), which is incorporated herein by reference.

NEW DIRECTOR

    Pursuant to the Merger Agreement, NWNL has agreed to create one additional position on its Board of Directors, effective as of the Effective Time, and intends to elect Mr. Daniel J. Callahan, III, who has agreed to serve as a member of the NWNL Board, to fill such position upon consummation of the Merger. As provided in the Merger Agreement, Mr. Callahan was designated by the USLICO Board, his qualifications have been reviewed by the Board Affairs Committee of the NWNL Board and he will be elected to the NWNL Board upon consummation of the Merger. Mr. Callahan is to serve until the annual meeting of the NWNL shareholders to be held in 1995. Subject to the NWNL Board's fiduciary duties, NWNL has agreed to nominate and solicit proxies for the re-election of Mr. Callahan for at least three years after consummation of the Merger.

    Mr. Callahan, age 61, has been the Chairman and Chief Executive Officer of USLICO since October 1992, prior to which he was Chairman of USLICO's Executive Committee in 1992. He has been a director of USLICO since 1986. Mr. Callahan currently serves as a director of Washington Gas Light Company, Fox Meyer Corp. and International Registries, Inc. Mr. Callahan does not currently own any shares of NWNL capital stock. Mr. Callahan owns 2,406 shares of USLICO Common Stock and has USLICO Options to purchase 30,000 shares of USLICO Common Stock. Additional information regarding Mr. Callahan is incorporated by reference to Items 10, 11, 12 and 13 of the USLICO 10-K (which incorporates portions of
USLICO's definitive proxy statement for USLICO's 1994 Annual Meeting of Shareholders), which is incorporated herein by reference.

                       DESCRIPTION OF NWNL CAPITAL STOCK

    THE FOLLOWING SUMMARY OF CERTAIN PROVISIONS OF THE NWNL CERTIFICATE, THE NWNL BY-LAWS AND A RIGHTS AGREEMENT BETWEEN NWNL AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS RIGHTS AGENT (AS AMENDED, THE "NWNL RIGHTS AGREEMENT"), DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH DOCUMENTS, COPIES OF WHICH ARE INCLUDED AS EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS JOINT PROXY STATEMENT/PROSPECTUS IS A PART.

GENERAL

    The authorized capital stock of NWNL consists of 100,000,000 shares of NWNL Common Stock and 7,000,000 shares of preferred stock ("NWNL Preferred Stock"), all without par value.

    All issued and outstanding shares of NWNL Common Stock are, and the shares of NWNL Common Stock to be issued in the Merger will be, fully paid and non-assessable. Holders of shares of NWNL Common Stock and holders of shares of NWNL Preferred Stock do not have any preemptive rights to subscribe for or purchase any securities of NWNL except, with respect to shares of NWNL Preferred Stock, such preemptive rights as may be provided in the resolution or resolutions of the NWNL Board or a committee designated by the NWNL Board providing for the issuance thereof. Holders of shares of NWNL Common Stock have the rights described below under "Share Rights Plan".

PREFERRED STOCK

    The NWNL Certificate authorizes the NWNL Board to issue, without action or approval of the NWNL shareholders, one or more series of NWNL Preferred Stock with such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance thereof.

    NWNL has a series of NWNL Preferred Stock designated 10% Senior Cumulative Preferred Stock, $100 stated value per share (NWNL Senior Preferred Stock), 632,500 shares of which are currently outstanding and which are held through ownership of 2,530,000 Depositary Shares. Each Depositary Share represents ownership of one quarter of a share of NWNL Senior Preferred Stock and entitles the holder thereof to all proportional rights and preferences of the NWNL Senior Preferred Stock. Each share of NWNL Senior Preferred Stock has a liquidation preference over the NWNL Common Stock of $100 (equivalent to $25 per Depositary Share), plus accrued and unpaid dividends thereon. The NWNL Senior Preferred Stock is not convertible into NWNL Common Stock or any other security of NWNL and is not subject to any sinking fund or other obligation of NWNL to repurchase or retire the NWNL Senior Preferred Stock, and the holders of the NWNL Senior Preferred Stock do not have any preemptive rights to subscribe for or purchase any securities of NWNL. The cumulative annual dividend, payable quarterly, on the NWNL Senior Preferred Stock is $10 per share (equivalent to $2.50 per Depositary Share). The NWNL Senior Preferred Stock may not be redeemed prior to July 1, 1996, except under certain circumstances. The NWNL Senior Preferred Stock is redeemable at the option of NWNL at any time on or after July 1, 1996, in whole or in part, at a redemption price of $100 per share (equivalent to $25 per Depositary Share), plus accrued and unpaid dividends to the redemption date.

    NWNL has a series of NWNL Preferred Stock designated ESOP Convertible Preferred Stock (NWNL ESOP Preferred Stock), 1,306,333 shares of which are currently outstanding and are held by the trustee of The NWNL Companies Success Sharing Plan and ESOP (the ESOP). Each share of NWNL ESOP Preferred Stock has a liquidation preference over the NWNL Common Stock of $22.42, plus accrued and unpaid dividends, and is currently convertible into two shares of NWNL Common Stock, subject to adjustment. The cumulative annual dividend on the NWNL ESOP Preferred Stock is currently $2.19 per share. The ESOP can require the redemption of the NWNL ESOP Preferred Stock, with payment in cash or NWNL Common Stock at NWNL's option. NWNL can also call the NWNL ESOP Preferred Stock under certain circumstances. The resolutions providing for the issuance of the NWNL ESOP Preferred Stock prohibit NWNL, unless approved by holders of at least two-thirds of the outstanding shares of NWNL ESOP Preferred Stock, from issuing more than $100 million in aggregate issue price of NWNL Preferred Stock (including the NWNL Senior Preferred Stock) which, with respect to dividend rights and rights on liquidation of NWNL, rank senior to the NWNL ESOP Preferred Stock.

    There are also currently reserved for issuance up to 2,500,000 shares of Series A Junior Participating Preferred Stock ("Junior Participating Preferred Stock") of NWNL issuable under the NWNL Rights Agreement referred to below under "Share Rights Plan", which will rank junior to the NWNL Senior Preferred Stock and the NWNL ESOP Preferred Stock with respect to dividend rights and rights on liquidation of NWNL.

DIVIDENDS

    Under Delaware Law applicable to NWNL, subject to restrictions contained in the NWNL Certificate discussed in the following paragraph, dividends may be declared or paid out of surplus of NWNL or, if there is no such surplus, out of net profits for the fiscal year in which the dividend is declared and/ or the preceding fiscal year.

    The NWNL Certificate provides that so long as there are outstanding any shares of NWNL Preferred Stock entitled to cumulative dividends, no dividends (other than dividends payable in shares of NWNL Common Stock) may be paid or declared, nor may any distribution be made, on shares of NWNL Common Stock, nor may any shares of NWNL Common Stock be purchased, redeemed or otherwise acquired for value by NWNL (other than in exchange for, or through application of the proceeds of the sale of, shares of NWNL Common Stock) if NWNL is in default with respect to any dividend payable on, or obligation to redeem or to maintain a purchase, retirement or sinking fund with respect to, shares of NWNL Preferred Stock.

    NWNL is primarily a holding company owning, directly or indirectly, the capital stock of Northwestern and its other insurance company subsidiaries and other subsidiaries. There are legal limitations on the extent to which Northwestern and NWNL's other insurance company subsidiaries may pay dividends or lend or otherwise supply funds to NWNL or Northwestern.

    The payment of future dividends by NWNL will be largely dependent upon the ability of Northwestern to pay dividends to NWNL. Under Minnesota insurance law regulating the payment of dividends by Northwestern, any such payments shall be in an amount deemed prudent by Northwestern's board of directors and, unless otherwise approved by the Commissioner of the Minnesota Department of Commerce, must be paid solely from the adjusted earned surplus of Northwestern. Adjusted earned surplus means the earned surplus as determined in accordance with statutory accounting principles (unassigned funds) less 25% of the amount of such earned surplus which is attributable to unrealized capital gains. Further, without approval of the Commissioner, Northwestern may not pay in any calendar year any dividend which, when combined with other dividends paid within the preceding 12 months, exceeds the greater of (i) 10% of Northwestern's statutory surplus at the prior year end or (ii) 100% of Northwestern's statutory net gain from operations (not including realized capital gains) for the prior calendar year.

    The payment of future dividends by NWNL may be affected by the foregoing limitations, further restrictions and limitations in the event of statutory or regulatory changes and by such other factors as the NWNL Board may deem relevant.

VOTING RIGHTS

    The NWNL Certificate provides that, except as otherwise provided by law or the NWNL Certificate, holders of shares of NWNL Common Stock are entitled to one vote per share. Holders of shares of NWNL Common Stock do not have any cumulative voting rights.

    Except as otherwise provided by law or by the resolution or resolutions providing for the issuance thereof, holders of shares of NWNL Preferred Stock have no voting rights.

    Pursuant to the resolutions providing for the issuance of the NWNL Senior Preferred Stock, (i) holders of the NWNL Senior Preferred Stock are entitled to elect two directors of NWNL when dividends on the NWNL Senior Preferred Stock are in arrears for at least 540 days, and (ii) the approval of the holders of at least two-thirds of the NWNL Senior Preferred Stock is required to (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to the NWNL Senior Preferred Stock with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of NWNL, or (b) amend, alter or repeal any provision of the NWNL Certificate in a manner that would materially and adversely affect any right, preference, privilege or voting power of the holders of the NWNL Senior Preferred Stock.

    Pursuant to the resolutions providing for the issuance of the NWNL ESOP Preferred Stock, holders of the NWNL ESOP Preferred Stock are entitled to vote on all matters submitted to a vote of the shareholders of NWNL, voting together with the holders of NWNL Common Stock as one class. Each holder of NWNL ESOP Preferred Stock is entitled to that number of votes equal to the number of shares of NWNL Common Stock into which the holder's shares of NWNL ESOP
Preferred Stock are convertible on the record date for determining the shareholders entitled to vote (presently two shares of NWNL Common Stock per share of NWNL ESOP Preferred Stock). In addition, the approval of the holders of at least two-thirds of the NWNL ESOP Preferred Stock is required to amend, alter or repeal any provision of the NWNL Certificate, if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of NWNL ESOP Preferred Stock so as to affect them adversely.

    The NWNL Certificate requires the affirmative vote of 75% of NWNL's outstanding capital stock entitled to vote, voting as a single class, (i) to approve certain "Business Combinations" involving an "Interested Shareholder" unless the transaction is approved by a majority of the "Continuing Directors", as such terms are defined in the NWNL Certificate (the "NWNL Fair Price Provision"), (ii) to remove directors, (iii) to effect certain amendments to the NWNL Certificate, and (iv) in order for the shareholders of NWNL to amend the NWNL By-Laws.

SHARE RIGHTS PLAN

    Pursuant to the NWNL Rights Agreement, each share of NWNL Common Stock issued by NWNL has attached one preferred share purchase right (an "NWNL Right"). Each NWNL Right entitles the registered holder to purchase from NWNL one-twentieth of a share of Junior Participating Preferred Stock at an exercise price of $100, subject to adjustment.

    Until the Distribution Date, the NWNL Rights will be evidenced by certificates representing shares of NWNL Common Stock and will be transferred only with the shares of NWNL Common Stock. The NWNL Rights will separate from the shares of NWNL Common Stock and a Distribution Date for the NWNL Rights will occur upon the earlier of (i) the close of business on the 15th day following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of NWNL Common Stock, or (ii) the close of business on the 15th day following the commencement or announcement of a tender or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming the beneficial owner of 20% or more of the outstanding shares of NWNL Common Stock.

    The NWNL Rights are not exercisable until the Distribution Date. The NWNL Rights will expire on September 8, 2004, unless extended or earlier redeemed by NWNL.

    In the event that (i) NWNL is the surviving corporation in a merger, consolidation or statutory share exchange with an Acquiring Person and outstanding shares of NWNL are not changed or exchanged, (ii) an Acquiring Person engages in one of a number of self-dealing transactions specified in the NWNL Rights Agreement, (iii) an Acquiring Person increases by more than 1% its proportion of beneficial ownership of the outstanding shares of any class of equity securities or securities exercisable for or convertible into equity securities of NWNL or any of its subsidiaries pursuant to a recapitalization, reclassification or similar transaction, or (iv) a person (other than NWNL and certain of its affiliates) becomes a beneficial owner of 20% or more of the outstanding shares of NWNL Common Stock, each holder of an NWNL Right (other than NWNL Rights beneficially owned by an Acquiring Person or, in certain circumstances, transferees) will thereafter have the right to receive, upon exercise thereof at the then current exercise price of the NWNL Right, that number of shares of NWNL Common Stock having a market value of two times the exercise price of the NWNL Right, subject to certain possible adjustments.

    In the event that NWNL is acquired in a merger or other business combination transaction or 50% or more of the assets or earning power of NWNL and its subsidiaries (taken as a whole) are sold after a public announcement that a person has become an Acquiring Person, each holder of an NWNL Right will thereafter have the right to receive, upon exercise thereof at the then current exercise price of the NWNL Right, that number of common shares of the Acquiring Person (or in certain cases, one of its affiliates) having a market value of two times the exercise price of the NWNL Right.

    In certain instances, NWNL may exchange NWNL Rights for shares of NWNL Common Stock or reduce the 20% stock ownership threshold to not less than 10%.

    The NWNL Rights are redeemable at a price of one cent per NWNL Right at any time prior to the 30th day after a public announcement that a person has become an Acquiring Person, provided, however, that such redemption may occur after any person has become an Acquiring Person only if there has not been a change in control of the NWNL Board. The redemption period may be extended if no such change in control has occurred or if no person has become an Acquiring Person.

LIQUIDATION

    Subject to preferential payments due or other rights with respect to any shares of NWNL Preferred Stock that may then be issued and outstanding, in the event of any liquidation of NWNL the holders of NWNL Common Stock are entitled to share, in proportion to the number of shares of NWNL Common Stock held, in the assets remaining after discharge of all obligations and liabilities of NWNL.

LIMITATIONS ON CHANGE IN CONTROL

    The NWNL Certificate and the NWNL By-Laws provide that the NWNL Board will be divided into three classes serving staggered terms, with one class of directors to be elected for a three-year term at each annual meeting of NWNL shareholders. As a result, at least two meetings of NWNL shareholders will generally be required for NWNL shareholders to effect a change in control of the NWNL Board. The NWNL Certificate and the NWNL By-Laws also provide that shareholder action may be taken only at annual or special meetings of shareholders, and may not be taken by shareholder consent, and that shareholders are not permitted to call, or to require the NWNL Board to call, special meetings of shareholders. The NWNL Certificate provides that, when considering a merger, consolidation, sale of assets, business combination (including a Business Combination under the NWNL Fair Price Provision) or other transaction (including a tender or exchange offer), the NWNL Board and any committee thereof, the directors and the officers of NWNL may, in considering the best interests of NWNL and NWNL's shareholders, consider the interests of and the effects of such transaction upon the employees, customers and suppliers of NWNL and its subsidiaries and upon communities in which NWNL and its subsidiaries are located or do business. The NWNL By-Laws provide that advance notice of nominations for the election of directors to be made at, and business to be brought before, an annual meeting of shareholders by an NWNL shareholder must be received by the Secretary of NWNL not less than 60 days in advance of such meeting (except that if public disclosure of such meeting is made less than 75 days prior to the meeting, the notice need only be received within 15 days following such public disclosure). NWNL has entered into agreements with certain of its executive employees for certain financial arrangements that NWNL will provide upon termination of employment under certain circumstances following a change in control of NWNL. In addition, certain retirement and other employee benefit arrangements provide for accelerated vesting of benefits and allocation to participants of surplus retirement plan benefits upon a change in control of NWNL. The foregoing provisions and agreements, the voting provisions, including the NWNL Fair Price Provision, referred to above under "Voting Rights", the NWNL Rights Agreement and the authority of the NWNL Board to issue additional shares of capital stock, without action or approval of the NWNL shareholders, could have the effect of discouraging, delaying or preventing a tender or exchange offer, proxy contest or other attempt to gain control of or change the management of NWNL.

LIMITATION ON CERTAIN LIABILITY OF DIRECTORS AND INDEMNIFICATION

    The NWNL Certificate and NWNL By-Laws contain provisions limiting the liability of directors for monetary damages to NWNL and its shareholders for breach of fiduciary duty of care to NWNL and authorizing the indemnification of directors, officers and employees to the fullest extent permitted by Delaware Law. NWNL maintains a directors' and officers' liability insurance policy.

TRANSFER AGENT

    The Transfer Agent for the NWNL Common Stock is Norwest Bank Minnesota, National Association.

                     MARKET PRICE AND DIVIDEND INFORMATION
                        FOR NWNL AND USLICO COMMON STOCK

    The NWNL Common Stock and USLICO Common Stock are each listed and principally traded on the NYSE under the symbols "NWN" and "USC", respectively.

    The following table shows, for the periods indicated, the reported high and low sale prices on the NYSE Composite Tape and dividends for the NWNL Common Stock (as adjusted to give effect to the two-for-one stock split effected in the form of a 100% stock distribution made on May 21, 1993) and USLICO Common Stock:

                                                                      NWNL                            USLICO
                                                                  COMMON STOCK                     COMMON STOCK
                                                         ------------------------------   ------------------------------
                                                          HIGH       LOW     DIVIDENDS     HIGH       LOW     DIVIDENDS
                                                         -------   -------   ----------   -------   -------   ----------
1992:
  First Quarter........................................  19  1/4   14  13/16    0.175     20  3/8   17  3/4      0.25
  Second Quarter.......................................  19  3/16  16           0.185     18  7/8   17  1/4      0.25
  Third Quarter........................................  21  7/8   18  1/4      0.185     18  1/2   17  1/8      0.25
  Fourth Quarter.......................................  25  9/16  18  1/8      0.185     19        16  3/4      0.25
1993:
  First Quarter........................................  32  7/16  24  5/16     0.185     20        15           0.06
  Second Quarter.......................................  31  3/4   26  1/2      0.20      18  1/2   16  5/8      0.06
  Third Quarter........................................  38  3/4   28  3/4      0.20      19        16  7/8      0.06
  Fourth Quarter.......................................  38  1/4   27  7/8      0.20      17  3/4   16  1/8      0.06
1994:
  First Quarter........................................  34  1/4   27           0.20      17  1/2   15  3/4      0.06
  Second Quarter.......................................  34  1/2   27  7/8      0.225     20  1/2   17           0.06
  Third Quarter........................................  34  1/2   29  1/2      0.225     22  3/8   17  5/8      0.06
  Fourth Quarter (through December 1)..................  30  5/8   27                     21  1/2   19  1/4

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

    On September 12, 1994, public announcement of the Merger was made. The closing sale price per share of NWNL Common Stock on the NYSE Composite Tape on September 9, 1994 (the last trading day prior to the public announcement of the Merger) was $31 1/4, and the closing sale price per share of USLICO Common Stock on the NYSE Composite Tape on such date was $21 1/4. On December 1, 1994, the closing sale price per share on the NYSE Composite Tape of NWNL Common Stock was $27 7/8 and of USLICO Common Stock was $20.00. Pursuant to the Merger, shareholders of USLICO who are to receive shares of NWNL Common Stock would be entitled to receive shares of NWNL Common Stock as set forth on the cover page of this Joint Proxy Statement/Prospectus, and USLICO shareholders of record as of a record date to be set by the USLICO Board will also receive special cash distributions of $0.50 per share of USLICO Common Stock. Based on the closing sale price per share of NWNL Common Stock on December 1, 1994, as a result of the Merger each USLICO shareholder would be entitled to receive NWNL Common Stock and cash with an aggregate value of $20.00 per share of USLICO Common Stock. See the discussion of the determination of the actual Exchange Price and Exchange Ratio (and Revised Exchange Ratio and Designated Exchange Ratio) on the cover page of this Joint Proxy Statement/Prospectus.

                       COMPARATIVE RIGHTS OF SHAREHOLDERS
                               OF USLICO AND NWNL

    THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE COMPARATIVE RIGHTS OF THE HOLDERS OF USLICO COMMON STOCK AND NWNL COMMON STOCK OR A COMPLETE DESCRIPTION OF THE SPECIFIC PROVISIONS REFERRED TO HEREIN. THE IDENTIFICATION OF SPECIFIC DIFFERENCES IS NOT MEANT TO INDICATE THAT OTHER DIFFERENCES DO NOT EXIST. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO USLICO'S ARTICLES OF INCORPORATION (THE "USLICO ARTICLES") AND BYLAWS (THE "USLICO BYLAWS"), THE NWNL CERTIFICATE, BY-LAWS AND RIGHTS AGREEMENT, VIRGINIA LAW AND DELAWARE LAW, TO WHICH THE HOLDERS OF USLICO COMMON STOCK ARE REFERRED.

GENERAL

    USLICO is incorporated under Virginia Law, and NWNL is in incorporated under Delaware Law. Holders of USLICO Common Stock, whose rights as shareholders are currently governed by Virginia Law, the USLICO Articles and the USLICO Bylaws, will, at the Effective Time of the Merger, become holders of NWNL Common Stock and their rights as such will be governed by Delaware Law, the NWNL Certificate and the NWNL By-Laws. In addition, USLICO shareholders have Rights under the USLICO Share Rights Plan which will be redeemed prior to the Effective Time, when, as holders of NWNL Common Stock, they will become holders of NWNL Rights pursuant to the NWNL Rights Agreement. Certain differences between the rights of holders of USLICO Common Stock and NWNL Common Stock are summarized below.

    Certain provisions contained in Delaware Law, the NWNL Certificate, the NWNL By-Laws and the NWNL Rights Agreement discourage transactions involving an actual or threatened change in control of NWNL. To the extent any of these provisions has such an effect, shareholders might thereby be deprived of an opportunity to sell their shares at a premium above the market price. These provisions could thus be considered to be anti-takeover measures. See the discussion below and "Description of NWNL Capital Stock -- Share Rights Plan" and " -- Limitations on Change in Control" for a description of existing provisions in the NWNL Certificate, the NWNL By-Laws and the NWNL Rights Agreement that may be viewed as having anti-takeover effects. The NWNL Rights Agreement was not adopted in response to any efforts, of which NWNL management was or is aware, to accumulate NWNL Common Stock or to obtain control of NWNL, and NWNL management has no knowledge of any present effort to accumulate NWNL Common Stock or to obtain control of NWNL.

NWNL PREFERRED STOCK

    At the Effective Time, the holders of USLICO Common Stock will become holders of NWNL Common Stock, subject to the preferences of the NWNL Senior Preferred Stock and NWNL ESOP Preferred Stock. See "Description of NWNL Capital Stock -- Preferred Stock", " -- Dividends",

"-- Voting Rights" and " -- Liquidation". Further, each share of NWNL Common Stock received by the present holders of USLICO Common Stock in the Merger will have attached one Right to purchase from NWNL one-twentieth of a share of Junior Participating Preferred Stock at an exercise price of $100, subject to adjustment, as described above under "Description of NWNL Capital Stock -- Share Rights Plan". The USLICO Articles do not authorize the issuance of any shares of preferred stock.

    In addition to the designated series of NWNL Preferred Stock, NWNL is authorized to issue up to 2,529,410 shares of additional NWNL Preferred Stock. The NWNL Board, without any further vote or action by the shareholders, has authority to issue the additional NWNL Preferred Stock in one or more series with such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as the NWNL Board shall determine. The issuance of NWNL Preferred Stock may have the effect of delaying, deferring or preventing a change in control of NWNL without further action by the shareholders and may adversely affect the voting and other rights of the holders of NWNL Common Stock. At present, NWNL has no plans to issue any additional shares of NWNL Preferred Stock.

VOTING RIGHTS

    The NWNL Certificate generally provides that, except as otherwise provided therein or by law, holders of the shares of NWNL Common Stock are entitled to one vote per share. Holders of shares of NWNL Common Stock do not have any cumulative voting rights. Except as otherwise provided by law and in the resolution or resolutions providing for the issuance thereof, holders of shares of NWNL Preferred Stock have no voting rights. For a description of the voting rights of NWNL Preferred Stock, see "Description of NWNL Capital Stock -- Voting Rights".

    The USLICO Articles provide that, except as otherwise provided by law, holders of shares of USLICO Common Stock are entitled to one vote per share. Holders of shares of USLICO Common Stock do not have any cumulative voting rights.

    Under Delaware Law, the following actions, among others, require the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon, unless a greater vote is required by the certificate of incorporation: (i) amendments to a certificate of incorporation, (ii) certain mergers, consolidations and sales of all or substantially all of the assets of a corporation, and (iii) plans of dissolution. Unless otherwise provided for in the certificate of incorporation or by-laws, most other corporate actions may be approved by a majority of the shares present and voting at any meeting of shareholders, provided that a quorum (a majority of the shares entitled to be voted on any matter) is present. The NWNL Certificate requires the affirmative vote of 75% of the outstanding capital stock entitled to vote, voting as a single class: (i) to approve certain business combinations, (ii) to remove directors, (iii) to amend certain provisions of the NWNL Certificate, and (iv) in order for the shareholders to amend the NWNL By-Laws.

    Under Virginia Law, after approval by the USLICO Board, and unless the USLICO Board requires a greater vote, the affirmative vote of more than two-thirds of the shares of USLICO Common Stock is required for the approval of
(i) any amendment to the USLICO Articles, (ii) certain mergers or statutory share exchanges, (iii) the sale, lease, exchange or other disposition of all or substantially all of USLICO's assets other than in the ordinary course of business, and (iv) the voluntary dissolution of USLICO. Unless otherwise provided for in a corporation's articles or by-laws, most other corporate actions may be approved by a majority of the shares present and voting at any meeting of shareholders, provided that a quorum (a majority of the shares entitled to be voted on any matter) is present. The USLICO Bylaws specify that they may be amended by a majority of the votes entitled to be cast in the election of directors.

AMENDMENT OF THE NWNL CERTIFICATE

    As stated above, the NWNL Certificate requires the approval of 75% of the shares of NWNL capital stock entitled to vote in order to amend certain provisions of the NWNL Certificate, as compared with the more-than-two-thirds vote required under Virginia Law to amend the USLICO

Articles. The provisions of the NWNL Certificate that may be amended only by a 75% vote are: Article Fourth (setting forth, among other things, the authorized capital stock of NWNL and authorizing the NWNL Board, without a vote of shareholders, to issue NWNL Common Stock and NWNL Preferred Stock and to fix the terms of series of the NWNL Preferred Stock); the following sections of Article
Sixth: Section 2 (providing for classification of the NWNL Board), Section 4 (governing removal of the directors by shareholders), Section 7 (limiting personal monetary liability of directors for breach of the fiduciary duty of care), Section 8 (authorizing the NWNL Board to adopt or amend the NWNL By-Laws and requiring a vote of 75% of the outstanding shares of voting stock in order for shareholders to amend the NWNL By-Laws), Section 9 (providing that the NWNL Board may consider the interests of and effects on employees, customers and suppliers and communities in which NWNL and its subsidiaries are located or do business when considering a merger, sale of assets, business combination or other transaction), Section 10 (authorizing the NWNL Board to determine certain matters with respect to shareholder inspections of books and records), Section 11 (providing that the directors are empowered to exercise all powers and to do all acts that may be done by NWNL) and Section 12 (preventing shareholders from taking action by written consent and providing that the procedures for calling, and persons entitled to call, a special meeting of shareholders shall be specified by the NWNL By-Laws); Article Seventh (the NWNL Fair Price Provisions (see "Transactions with Interested Shareholders" below); and Article Tenth (requiring a 75% vote to amend the foregoing provisions of the NWNL Certificate).

    The requirement of an increased shareholder vote to amend certain provisions of the NWNL Certificate and the NWNL By-Laws is designed to prevent a shareholder who controls a majority of the voting power of NWNL from avoiding the requirements of such provisions by simply amending or replacing such provisions and to make it more difficult for such a shareholder to circumvent certain of the other provisions contained in the NWNL Certificate, such as the classification of the NWNL Board, by adopting by-laws restricting the power of the NWNL Board or the ability of NWNL to operate its business in the interests of all of its shareholders. These provisions, however, will also make it more difficult for shareholders to amend the NWNL Certificate and the NWNL By-Laws even if a majority of the shareholders deem such amendment to be in their best interests.

TRANSACTIONS WITH INTERESTED SHAREHOLDERS

    The NWNL Fair Price Provision requires the approval of Business Combinations (as defined) involving Interested Shareholders (as defined) by a vote of the holders of at least 75% of NWNL's outstanding capital stock entitled to vote, unless either the transaction is approved by a majority of the Continuing Directors (as defined) or the transaction meets certain fair price and procedural requirements. The purpose of this provision is to prevent an Interested Shareholder from taking advantage of its position as a substantial, if not controlling, shareholder and from engaging in "self-dealing" transactions with the corporation which may not be fair to other shareholders and to give greater assurance to the holders of the NWNL capital stock that they will receive fair and equitable treatment in the event of a Business Combination involving the Interested Shareholder. This is accomplished by requiring Business Combinations to meet certain fair price and procedural requirements or to be approved either by a majority of the Continuing Directors or 75% of the outstanding shares entitled to vote on the matter, voting as a single class. For similar reasons however, this provision makes more difficult and discourages a merger or takeover of NWNL or the acquisition of control of NWNL and thus the removal of incumbent management. In addition, to the extent that these provisions discourage a takeover that would result in a change of NWNL management, those changes may be less likely to occur. The USLICO Articles contain no such provision.

ANTI-TAKEOVER PROVISIONS

    Delaware  Law  includes  an  anti-takeover  provision  pursuant  to  which a corporation may  not  engage in  a  business  combination (as  defined)  with  a shareholder holding 15% or more of the outstanding voting stock (a "15% shareholder") for a period of three years following the 15% acquisition, unless:
(i) prior to the time the acquiror becomes a 15% shareholder, the board of directors of the corporation being acquired approves the business combination or stock acquisition; (ii) the acquiror obtains, as part of the transaction in which the acquiror becomes a 15% shareholder, at least 85% of the outstanding voting stock of the target corporation, not including stock held by directors who are also officers and certain employee stock plans; or (iii) on or after the date the acquiror becomes a 15% shareholder, the business combination is approved by the board of directors and authorized by the holders of two-thirds of the outstanding shares entitled to vote on the matter, not including shares owned by the 15% shareholder. A corporation may opt out of the statute by including language to that effect in its certificate of incorporation or by vote of a majority of the shares entitled to vote. The effect of shareholder action in this regard is delayed by 12 months and does not apply to any business combination between the corporation and any person who became a 15% shareholder on or prior to the date of such action. NWNL has not opted out of the Delaware Law anti-takeover provision.

    Virginia Law includes an anti-takeover provision pursuant to which a corporation may not engage in an affiliated transaction (as defined, including a merger, share exchange, sale of assets or dissolution transaction) with a shareholder holding more than 10% of any class of the outstanding voting shares (a "10% shareholder") for a period of three years following the date the shareholder became a 10% shareholder, unless the affiliated transaction is approved by a majority of the disinterested directors and two-thirds of the shares entitled to vote, not including shares owned by the 10% shareholder. If the affiliated transaction is not previously approved, the 10% shareholder may effect a combination after the three-year period only if (i) it receives approval from either two-thirds of the shares entitled to vote, not including shares owned by the 10% shareholder, or a majority of the disinterested directors, or (ii) the aggregate amount of the offer meets certain fair price and procedural criteria. A corporation may opt out of this statute by amendment of its articles of incorporation or by-laws approved by a majority of the outstanding shares entitled to vote not owned by a 10% shareholder. The effect of shareholder action in this regard is delayed by 18 months following its passage. USLICO has not opted out of the Virginia Law anti-takeover provision.

    Virginia Law includes a control share law pursuant to which shares of a Virginia corporation acquired in a transaction that would cause the acquiring person's voting strength to meet or exceed any of three thresholds (20%, 33 1/3% or 50%) have no voting rights, unless granted by a majority vote of shares not owned by the acquiring person or any officer or employee-director of the Virginia corporation. This provision grants an acquiring person the right to require the Virginia corporation to hold a special meeting of shareholders to consider the matter within 50 days of its request.

NWNL SHARE RIGHTS PLAN

    A substantial body of case law in Delaware supports a corporation's right to adopt share purchase rights plans, such as the NWNL Rights Agreement. The NWNL Rights Agreement could have the effect of delaying, deferring or preventing a change in control of NWNL. See "Description of NWNL Capital Stock -- Share Rights Plan".

CONSIDERATION OF OTHER CONSTITUENCIES

    The NWNL Certificate provides that, when considering a merger, consolidation, sale of assets, business combination (including a Business Combination involving an Interested Shareholder as described above) or other transaction (including a tender or exchange offer), the NWNL Board and any committee thereof, the directors and the officers of NWNL may, in considering the best interests of NWNL and its shareholders, consider the interests of and the effects of such transaction upon the employees, customers and suppliers of NWNL and its subsidiaries and upon communities in which NWNL and its subsidiaries are located or do business.

    This provision in the NWNL Certificate will not make a Business Combination or other transaction regarded by the NWNL Board as being in the interests of NWNL and its shareholders more difficult to accomplish, but it would permit the NWNL Board to determine that a Business Combination or other transaction is not in the best interests of NWNL or its shareholders (and thus oppose it) on the basis of various factors deemed relevant. In some cases, such opposition by the NWNL Board might have the effect of maintaining the position of incumbent management.

    Neither Virginia Law nor the USLICO Articles or Bylaws contain a similar provision regarding the consideration of other constituencies by the USLICO Board in making a decision whether to proceed with a business combination or other transaction.

DISSENTERS' RIGHTS

    Both Delaware Law and Virginia Law provide that dissenters' rights of appraisal are not available to shareholders of a corporation listed on a national securities exchange. Both NWNL and USLICO are listed on the NYSE and therefore the shareholders of neither corporation are entitled to dissenters' rights in connection with the Merger.

REQUIREMENT FOR ADVANCE NOTIFICATION FOR SHAREHOLDER NOMINATIONS AND PROPOSALS

    NWNL's By-Laws provide that advance notice of shareholder nominations for the election of directors to be made at, and business to be brought before, an annual shareholders' meeting by a shareholder must be received by the Secretary of NWNL not less than 60 days in advance of such meeting (except that if public disclosure of such meeting is given or made less than 75 days prior to the meeting, the notice need only be received within 15 days following such public disclosure). The USLICO Bylaws contain no such provision.

    NWNL's notice provision could preclude a contest for the election of directors or consideration of shareholders' proposals if the procedures established by NWNL's By-Laws are not followed, and could discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposals, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to NWNL and its shareholders.

RESTRICTIONS ON DIVIDEND PAYMENTS AND THE REPURCHASE OF STOCK

    Under Delaware Law, NWNL may declare and pay dividends either out of its surplus, or, if there is no such surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, subject to certain limitations for the benefit of the NWNL Preferred Stock. See
"Description of NWNL Capital Stock -- Dividends". NWNL may also repurchase shares of its capital stock upon compliance with similar statutory standards.

    Under Virginia Law, USLICO may make distributions to its shareholders and repurchase its own outstanding shares unless, after giving effect to a distribution, (i) USLICO would not be able to pay its debts as they become due in the usual course of business or (ii) USLICO's total assets would be less than the sum of its total liabilities.

    Both NWNL and USLICO are primarily holding companies owning, directly or indirectly, the capital stock of insurance company subsidiaries and other subsidiaries. The laws of the domiciliary states of the insurance company subsidiaries place legal limitations on the extent to which the insurance company subsidiaries may pay dividends or lend or otherwise supply funds to their parent companies. See "Description of NWNL Capital Stock -- Dividends".

    The USLICO Articles contain an "anti-greenmail" provision that restricts the ability of USLICO to repurchase shares of USLICO Common Stock from a person or group that has held the shares for less than two years. Neither Delaware Law nor the NWNL Certificate contain a similar provision.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION OF DIRECTORS

    The NWNL Certificate provides that no director shall be liable to NWNL or its shareholders for monetary damages for breach of fiduciary duty by the director as a director, except that such provision shall not eliminate or limit the liability of the director to the extent provided by applicable law (i) for any breach of the duty of loyalty of the director to NWNL or its shareholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any unlawful action under
Section 174 of Delaware Law, or (iv) for any transaction from which the director derived an improper personal benefit.

    Pursuant to Virginia Law, damages assessed against a director or officer arising out of a single transaction may not exceed the lesser of (i) the monetary amount specified in the articles of incorporation or, if approved by the shareholders, the bylaws, as a limitation on, or the elimination of, liability of directors and officers or (ii) the greater of (a) $100,000 or (b) the amount of cash compensation received by the director or officer from the corporation during the last 12 months immediately preceding the act or omission for which liability is imposed. Neither the USLICO Articles nor the USLICO Bylaws contain any provision limiting or eliminating the liability of directors and/or officers.

    Delaware Law and Virginia Law have similar provisions regarding indemnification by a corporation of its directors, officers and employees. In general, under both Delaware Law and Virginia Law, the indemnification provided for therein is not deemed to be exclusive of any nonstatutory indemnification rights provided to directors, officers and employees under any by-law, agreement or vote of shareholders or disinterested directors. The NWNL By-Laws and the USLICO Bylaws provide for the indemnification of directors and officers (and, in the case of the NWNL By-Laws, employees), to the fullest extent permitted by Delaware Law and Virginia Law, respectively, against liability arising by reason of the fact that such individual was a director, officer or employee of NWNL or USLICO, as the case may be.

                                 LEGAL MATTERS

    The validity of the shares of NWNL Common Stock to be issued in the Merger will be passed upon for NWNL by Faegre & Benson Professional Limited Liability Partnership, Minneapolis, Minnesota. Certain tax consequences of the Merger will be passed upon for NWNL by Faegre & Benson and for USLICO by Rogers & Wells, New York, New York.

                                    EXPERTS

    The consolidated financial statements of NWNL and related financial statement schedules as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993, incorporated herein by reference to the NWNL 10-K, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements and schedules are so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The reports of Deloitte & Touche LLP covering the December 31, 1993 and 1992 consolidated financial statements refer to a change in NWNL's method of accounting for income taxes by adopting the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes", in 1993, and the adoption of the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Post Retirement Benefits Other Than Pensions", in 1993.

    The consolidated financial statements and the related financial statement schedules of USLICO as of December 31, 1993 and 1992 and for each of the years in the three-year period ended December 31, 1993, incorporated by reference herein to the USLICO 10-K, have been audited by KPMG Peat Marwick LLP, independent certified public accountants, as indicated in their reports with respect thereto. Such financial statements and schedules are incorporated by reference herein in reliance upon the reports of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing. The reports of KPMG Peat Marwick LLP covering the December 31, 1993 and 1992 financial statements refer to a change in USLICO's method of accounting for income taxes by adopting the provisions of the Financial Accounting Standards Board's
Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", in 1992, and the adoption of the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Post Retirement Benefits Other Than Pensions", in 1992.

                             SHAREHOLDER PROPOSALS

NWNL SHAREHOLDER PROPOSALS

    Shareholder proposals to be presented at NWNL's 1995 Annual Meeting of Shareholders must be received by NWNL not later than November 29, 1994, if they are to be considered for inclusion in the proxy materials for that meeting.

USLICO SHAREHOLDER PROPOSALS

    If the shareholders of USLICO do not approve and adopt the Merger Agreement and the Merger or if the Merger is not consummated, USLICO anticipates holding its next annual meeting of shareholders on April 28, 1995. Shareholder proposals intended to be presented at that meeting must be submitted by December 15, 1994 for consideration by USLICO for possible inclusion in the proxy materials for that meeting.

                            INDEPENDENT ACCOUNTANTS

    Representatives of Deloitte & Touche LLP and KPMG Peat Marwick LLP are expected to be present at the NWNL and USLICO Special Meetings, respectively, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                            THE NWNL COMPANIES, INC.
                                      AND
                               USLICO CORPORATION

                                  DATED AS OF
                               SEPTEMBER 11, 1994

                               TABLE OF CONTENTS
                          (NOT PART OF THE AGREEMENT)

                                                                                                                          PAGE
                                                                                                                        ---------
INTRODUCTION AND RECITALS.............................................................................................          1

I.         CONTEMPLATED BUSINESS COMBINATION..........................................................................        A-1
           1.1        The Merger......................................................................................        A-1
           1.2        Effect of the Merger............................................................................        A-1
           1.3        Consummation of the Merger......................................................................        A-2
           1.4        Closing.........................................................................................        A-2
           1.5        Certificate of Incorporation and By-Laws........................................................        A-2
           1.6        Conversion of Securities........................................................................        A-2
           1.7        Letters of Transmittal..........................................................................        A-5
           1.8        Lost, Stolen or Destroyed Certificate...........................................................        A-5
           1.9        Further Action..................................................................................        A-5
           1.10       Certain Agreements..............................................................................        A-5

II.        REPRESENTATIONS AND WARRANTIES.............................................................................        A-5
           2.1        Representations and Warranties of NCI...........................................................        A-5
                      (a)        Organization and Compliance with Law.................................................        A-5
                      (b)        Capitalization.......................................................................        A-6
                      (c)        Authorization and Validity of Agreements.............................................        A-7
                      (d)        No Notices or Approvals Required and No Conflicts....................................        A-7
                      (e)        NCI Reports and Financial Statements.................................................        A-8
                      (f)        Conduct of Business in the Ordinary Course and Absence of Certain Changes and
                                 Events...............................................................................        A-9
                      (g)        Certain Fees.........................................................................        A-9
                      (h)        Insurance Holding Company System.....................................................       A-10
                      (i)        Litigation...........................................................................       A-10
                      (j)        Employee Benefit Plans...............................................................       A-10
                      (k)        Taxes................................................................................       A-11
                      (l)        Intellectual Property................................................................       A-12
                      (m)        Opinion of Financial Advisor.........................................................       A-12
           2.2        Representations and Warranties of USLICO........................................................       A-12
                      (a)        Organization and Compliance with Law.................................................       A-12
                      (b)        Capitalization.......................................................................       A-13
                      (c)        Authorization and Validity of Agreements.............................................       A-14
                      (d)        No Notices or Approvals Required and No Conflicts....................................       A-14
                      (e)        USLICO Reports and Financial Statements..............................................       A-15
                      (f)        Conduct of Business in the Ordinary Course and Absence of Certain Changes and
                                 Events...............................................................................       A-16
                      (g)        Certain Fees.........................................................................       A-17
                      (h)        Insurance Holding Company System.....................................................       A-17
                      (i)        Litigation...........................................................................       A-17
                      (j)        Employee Benefit Plans...............................................................       A-17
                      (k)        Taxes................................................................................       A-18
                      (l)        Intellectual Property................................................................       A-19
                      (m)        No Secured Debt......................................................................       A-19
                      (n)        Opinion of Financial Advisor.........................................................       A-19

III.       COVENANTS OF USLICO........................................................................................       A-19
           3.1        Conduct of Business by USLICO and USLICO Subsidiaries Pending the Merger........................
                                                                                                                             A-19

                                                                                                                          PAGE
                                                                                                                        ---------
           3.2        Joint Proxy Statement...........................................................................       A-21
           3.3        Meeting of Shareholders of USLICO...............................................................       A-21
           3.4        No Solicitation of Acquisition Transactions.....................................................       A-22
           3.5        Access to Information...........................................................................       A-22
           3.6        Dissenters' Rights..............................................................................       A-23
           3.7        Redemption of USLICO Rights.....................................................................       A-23
           3.8        Tax Certificate.................................................................................       A-23

IV.        COVENANTS OF NCI...........................................................................................       A-23
           4.1        Conduct of Business by NCI and NCI Subsidiaries Pending the Merger..............................       A-23
           4.2        Joint Proxy Statement...........................................................................       A-24
           4.3        Meeting of Stockholders of NCI..................................................................       A-24
           4.4        Registration Statement..........................................................................       A-24
           4.5        Assumption of Certain Obligations...............................................................       A-25
           4.6        Access to Information...........................................................................       A-25
           4.7        Reservation of NCI Capital Stock................................................................       A-25
           4.8        Tax Certificate.................................................................................       A-25
           4.9        Employee Benefits...............................................................................       A-25
           4.10       Continuing Director.............................................................................       A-26
           4.11       Indemnification.................................................................................       A-26
           4.12       USLICO Options..................................................................................       A-27

V.         MUTUAL COVENANTS...........................................................................................       A-27
           5.1        Expenses........................................................................................       A-27
           5.2        Additional Agreements...........................................................................       A-28
           5.3        Notification of Certain Matters.................................................................       A-28
           5.4        Agreement to Defend.............................................................................       A-28
           5.5        Compliance with HSR Act.........................................................................       A-28
           5.6        Securities Laws.................................................................................       A-29

VI.        CONDITIONS.................................................................................................       A-29
           6.1        Conditions to Obligations of Each Party to Effect the Merger....................................       A-29
           6.2        Additional Conditions to Obligations of NCI.....................................................       A-30
           6.3        Additional Conditions to Obligations of USLICO..................................................       A-31

VII.       MISCELLANEOUS..............................................................................................       A-31
           7.1        Termination.....................................................................................       A-31
           7.2        Effect of Termination...........................................................................       A-32
           7.3        Waiver and Amendment............................................................................       A-32
           7.4        Nonsurvival of Representations and Warranties...................................................       A-32
           7.5        Public Statements...............................................................................       A-32
           7.6        Knowledge.......................................................................................       A-32
           7.7        Assignment......................................................................................       A-32
           7.8        Notices.........................................................................................       A-33
           7.9        Governing Law...................................................................................       A-33
           7.10       Severability....................................................................................       A-33
           7.11       Counterparts....................................................................................       A-33
           7.12       Headings........................................................................................       A-33
           7.13       Entire Agreement................................................................................       A-34

                             INDEX OF DEFINED TERMS
                          (NOT PART OF THE AGREEMENT)

                                                                                                       SECTION
                                                                                                   ---------------
Acquisition Proposal.............................................................................  5.1
Acquisition Transaction..........................................................................  3.4
Agreement........................................................................................  Introduction
Approval Date....................................................................................  1.4
BSLIS............................................................................................  2.2(a)
By-Laws..........................................................................................  1.5
Certificate......................................................................................  2.1(a)
Closing..........................................................................................  1.4
Closing Date.....................................................................................  1.4
Code.............................................................................................  Recitals
Common Stock of the Surviving Corporation........................................................  1.6(a)
Constituent Corporations.........................................................................  1.2
Delaware Law.....................................................................................  1.1
Designated Exchange Ratio........................................................................  1.6(b)(iii)
Effective Time...................................................................................  1.3
ERISA............................................................................................  2.1(j)(i)
Exchange Agent...................................................................................  1.6(b)
Exchange Price...................................................................................  1.6(b)(i)
Exchange Ratio...................................................................................  1.6(b)
HSR Act..........................................................................................  2.1(d)(iii)
IRS..............................................................................................  2.1(j)(iii)
Indemnitees......................................................................................  4.11(a)
Joint Proxy Statement............................................................................  3.2
Material Breach..................................................................................  5.1
Merger...........................................................................................  Recitals
NALIC............................................................................................  2.1(a)
NCI..............................................................................................  Introduction
NCI Board........................................................................................  Recitals
NCI Common Stock.................................................................................  Recitals
NCI Disclosure Letter............................................................................  2.1(a)
NCI Drip.........................................................................................  2.1(b)(ii)
NCI Employee Plans...............................................................................  2.1(j)(i)
NCI ESOP Preferred Stock.........................................................................  1.6(a)
NCI Insurance Filings............................................................................  2.1(e)(v)
NCI Junior Preferred Stock.......................................................................  2.1(b)(i)
NCI Pension Plans................................................................................  2.1(j)(i)
NCI Plans........................................................................................  4.9(b)
NCI Proxy Statement..............................................................................  2.1(b)(ii)
NCI Rights Agreement.............................................................................  2.1(b)(i)
NCI SEC Reports..................................................................................  2.1(e)(i)
NCI Senior Preferred Stock.......................................................................  1.6(a)
NCI Subsidiaries.................................................................................  2.1(a)
NCI Subsidiary Shares............................................................................  2.1(b)(iii)
NCI 10-K.........................................................................................  2.1(b)(ii)
NCI 10-Qs........................................................................................  2.1(e)(iii)
1933 Act.........................................................................................  2.1(e)(i)
1934 Act.........................................................................................  2.1(e)(i)
1986 Debentures..................................................................................  2.2(b)(iv)

                                                                                                       SECTION
                                                                                                   ---------------
1989 Debentures..................................................................................  2.2(b)(iv)
NLIC.............................................................................................  2.1(a)
NWNL.............................................................................................  2.1(a)
PBGC.............................................................................................  2.1(j)(ii)
Registration Statement...........................................................................  4.4
Revised Exchange Ratio...........................................................................  1.6(b)(iii)
Rights...........................................................................................  2.1(b)(i)
SEC..............................................................................................  2.1(e)(i)
Section 2.1(k) Investor..........................................................................  2.1(k)(iv)
Section 2.2(k) Investor..........................................................................  2.2(k)(iv)
Surviving Corporation............................................................................  1.1
Tax or Taxes.....................................................................................  2.1(k)(i)
Tax Returns......................................................................................  2.1(k)(i)
USLIC............................................................................................  2.2(a)
USLICO...........................................................................................  Introduction
USLICO Board.....................................................................................  Recitals
USLICO Common Stock..............................................................................  Recitals
USLICO Debentures................................................................................  2.2(b)(iv)
USLICO Disclosure Letter.........................................................................  2.2(a)
USLICO Employee Plans............................................................................  2.2(j)(i)
USLICO Insurance Filings.........................................................................  2.2(e)(vi)
USLICO Option Agreement..........................................................................  Recitals
USLICO Option Plans..............................................................................  2.2(b)(ii)
USLICO Option Shares.............................................................................  Recitals
USLICO Options...................................................................................  2.2(b)(ii)
USLICO Pension Plans.............................................................................  2.2(j)(i)
USLICO Plans.....................................................................................  4.9(a)
USLICO Rights....................................................................................  2.2(b)(i)
USLICO Rights Agreement..........................................................................  2.2(b)(i)
USLICO SEC Reports...............................................................................  2.2(e)(i)
USLICO Subsidiaries..............................................................................  2.2(a)
USLICO Subsidiary Shares.........................................................................  2.2(b)(iii)
USLICO 10-K......................................................................................  2.2(e)(iv)
USLICO 10-Qs.....................................................................................  2.2(e)(iv)
Virginia Law.....................................................................................  1.1

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of September 11, 1994, by and between The NWNL Companies, Inc., a Delaware corporation ("NCI"), and USLICO Corporation, a Virginia corporation ("USLICO").

    WHEREAS, the Board of Directors of NCI (the "NCI Board") and the Board of Directors of USLICO (the "USLICO Board") respectively believe it is in the long-term strategic interests of NCI and its stockholders and of USLICO and its shareholders that NCI and USLICO effect the transactions contemplated hereby; and

    WHEREAS, NCI and USLICO desire to adopt a plan of reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), providing for the merger of USLICO with and into NCI (the "Merger") pursuant to which all of the issued and outstanding shares of Common Stock, $1 par value per share, of USLICO ("USLICO Common Stock") will be converted into and exchanged for shares of Common Stock, without par value, of NCI ("NCI Common Stock") (and, in certain circumstances, the right to be paid cash in certain amounts), all pursuant to the plan of reorganization set forth herein; and

    WHEREAS, NCI and USLICO have entered into a Stock Option Agreement of even date herewith (the "USLICO Option Agreement") pursuant to which USLICO has granted to NCI an option under the circumstances set forth therein to purchase up to the number of shares of USLICO Common Stock provided therein (the "USLICO Option Shares") at the cash purchase price per share provided therein; and

    WHEREAS, the NCI Board and the USLICO Board have each approved this Agreement, the Merger and the other transactions contemplated hereby; and

    WHEREAS, NCI and USLICO desire to effect the Merger and the other transactions contemplated hereby; and

    WHEREAS, the parties hereto desire to set forth certain representations, warranties, covenants and agreements made by each to the other as an inducement to the consummation of the Merger and the other transactions contemplated hereby;

    NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

I.  CONTEMPLATED BUSINESS COMBINATION

    In accordance with the terms and subject to the conditions of this Agreement, NCI and USLICO shall effect the Merger as follows:

    1.1 THE MERGER. At the Effective Time, in accordance with this Agreement, the General Corporation Law of the State of Delaware (the "Delaware Law") and the Virginia Stock Corporation Act (the "Virginia Law"), USLICO shall be merged with and into NCI, the separate existence of USLICO shall cease, and NCI shall continue as the surviving corporation under the corporate name it possesses immediately prior to the Effective Time and shall be governed by the laws of the State of Delaware. NCI is herein sometimes referred to as the "Surviving Corporation".

    1.2 EFFECT OF THE MERGER. At the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, of each of NCI and USLICO (collectively, the "Constituent Corporations") and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property of each of the Constituent Corporations, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; all assets, property, rights, privileges, powers and franchises and all and every other interest of

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each  of the  Constituent Corporations  shall be  thereafter as  effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations; and the title to any real estate vested by deed or otherwise under the laws of the State of Delaware, the Commonwealth of Virginia or other jurisdiction in each of the Constituent Corporations shall be vested in the Surviving Corporation and shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, obligations and duties of each of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the extent as if such debts, liabilities, obligations and duties had been incurred or contracted by it; all in accordance with Section 259(a) of the Delaware Law and Section 13.1-721A of the Virginia Law.

    1.3 CONSUMMATION OF THE MERGER. As soon as is practicable on the Closing Date (as defined in Section 1.4) after all conditions to the consummation of the Merger set forth herein have been satisfied or duly waived, the parties hereto shall cause the Merger to be consummated by filing (a) with the Secretary of State of the State of Delaware, a Certificate of Merger in such form as is required by, and executed, acknowledged and certified in accordance with, the relevant provisions of the Delaware Law, and (b) with the State Corporation Commission of Virginia, Articles of Merger in such form as is required by, and executed, acknowledged and certified in accordance with, the relevant provisions of the Virginia Law (the later of the time of such filings or the effective time of the Certificate of Merger issued by such Commission pursuant to Section 13.1-720B of the Virginia Law is herein referred to as the "Effective Time").

    1.4   CLOSING.  The  closing of the Merger  (the "Closing") shall take place
(a) at the offices of Faegre & Benson, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, at 10:00 a.m. Minneapolis time on the third business day following (i) the date of the last to occur of compliance with the conditions to the Closing set forth in Section 6.1(a), (b), (d), (e) and (h), (ii) if any order referred to in Section 6.1(c) shall be in effect on the date described in the foregoing Clause (i), the date such order ceases to be in effect, or (iii) if any condition set forth in Section 6.2(a) or Section 6.3(a) is not satisfied or waived on the date described in the foregoing Clause
(i) or (ii) and the expiration of any 30-day cure period contemplated by Section 7.1(d) or 7.1(e) has not theretofore expired, the date on which such cure period expires or such earlier date on which the cure is effected (the "Approval Date"), or (b) at such other time and place or on such other date as NCI and USLICO shall mutually agree (such third business day following the Approval Date or such other mutually agreed to date is herein referred to as the "Closing Date").

    1.5 CERTIFICATE OF INCORPORATION AND BY-LAWS. The Certificate of Incorporation of NCI (the "Certificate") and the By-Laws of NCI (the "By-Laws"), as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation and thereafter shall continue to be its Certificate of Incorporation and By-Laws until amended as provided therein and in accordance with the Delaware Law.

    1.6 CONVERSION OF SECURITIES. In accordance with the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of NCI, USLICO or the holder of any of the following securities:

        (a) Each share of NCI Common Stock outstanding immediately prior to the Effective Time shall remain outstanding as a share of NCI Common Stock (the "Common Stock of the Surviving Corporation") and shall not be converted into any other securities or cash pursuant to the Merger. Each share of NCI's 10% Senior Cumulative Preferred Stock ("NCI Senior Preferred Stock") outstanding immediately prior to the Effective Time shall remain outstanding as a share of such stock of the Surviving Corporation and shall not be converted into any other securities or cash pursuant to the Merger. Each share of NCI's ESOP Convertible Preferred Stock ("NCI ESOP Preferred Stock") outstanding immediately prior to the Effective Time shall remain outstanding as a share of such stock of the Surviving Corporation and shall not be converted into any other securities or cash pursuant to the Merger. The certificates for such shares shall not be surrendered or in any way modified by reason of the effectiveness of the Merger.

        (b) Each share of USLICO Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into such number of fully paid and nonassessable shares of Common Stock of the Surviving Corporation (and, in certain circumstances, the right to be paid cash in certain amounts) as determined in accordance with this Section 1.6(b). The number of shares of Common Stock of the Surviving Corporation (and, in certain circumstances, the right to be paid cash in certain amounts) to be received for each share of USLICO Common Stock (the "Exchange Ratio") shall be determined as follows:

           (i) if the average of the per share closing sale prices of NCI Common Stock on the New York Stock Exchange Composite Tape for the 20 trading days immediately prior to the Approval Date (the "Exchange Price") is equal to or greater than $28.26 and not greater than $37.20, the number of shares of Common Stock of the Surviving Corporation to be received for each share of USLICO Common Stock shall be .69;

           (ii) if the Exchange Price is greater than $37.20, the number of shares of Common Stock of the Surviving Corporation to be received for each share of USLICO Common Stock shall be the quotient (determined to the third decimal place without rounding) obtained by dividing $25.669 by the Exchange Price;

          (iii) if the Exchange Price is less than $28.26 and greater than $25.36, the number of shares of Common Stock of the Surviving Corporation (and, in certain circumstances, the right to be paid cash in certain amounts) to be received for each share of USLICO Common Stock shall be calculated in accordance with alternative (A), (B) or (C) below, as designated by NCI:

               (A) such number shall be equal to the quotient (determined to the third decimal place without rounding) obtained by dividing $19.50 by the Exchange Price (the "Revised Exchange Ratio"); or

               (B) .69, in which event there shall be payable in cash by NCI as additional consideration for each share of USLICO Common Stock an amount equal to (x) the Revised Exchange Ratio less .69, MULTIPLIED BY (y) the Exchange Price; or

               (C)  such  number  greater than  .69  and less  than  the Revised
           Exchange Ratio as shall be designated by NCI (the "Designated Exchange Ratio"), in which event there shall be payable in cash by NCI as additional consideration for each share of USLICO Common Stock an amount equal to (x) the Revised Exchange Ratio less the Designated Exchange Ratio, MULTIPLIED BY (y) the Exchange Price; or

          (iv) if the Exchange Price is $25.36 or less, either the NCI Board or the USLICO Board may terminate this Agreement pursuant to Section 7.1(h); provided however, that by mutual agreement of NCI and USLICO the number of shares of Common Stock of the Surviving Corporation (and, in certain circumstances, the right to be paid cash in certain amounts) to be received for each share of USLICO Common Stock shall be calculated using the same methodology contained in alternative (A), (B) or (C) of Clause
       (iii) of this Section 1.6(b), using such Exchange Price to compute the Revised Exchange Ratio and any Designated Exchange Ratio.

       The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into NCI Common Stock or USLICO Common Stock), exchange of shares, reclassification, reorganization, recapitalization or other similar change (including the exercise of any Rights under the NCI Rights Agreement (as such terms are defined in Section 2.1(b)(i)) and the exercise of any

       USLICO Rights under the USLICO Rights Agreement (as such terms are defined in Section 2.2(b)(i))) with respect to the NCI Common Stock or the USLICO Common Stock occurring after the date hereof and prior to the Effective Time. After the Effective Time, each record holder of a certificate or certificates that immediately prior thereto represented outstanding shares of USLICO Common Stock shall be entitled, upon surrender thereof to the Surviving Corporation or the exchange or transfer agent (the "Exchange Agent") for the Common Stock of the Surviving Corporation, promptly to receive in exchange therefor a certificate or certificates representing the number of whole shares of Common Stock of the Surviving Corporation into which such shares of USLICO Common Stock shall have been converted pursuant to this Section 1.6, in such denominations and registered in such names as such holder may request, and, if such number of shares has been determined pursuant to Clause (iii) (B) or (C) of this Section 1.6(b), promptly to be paid cash in the required amount, without interest thereon, and, in addition, each such holder who would otherwise be entitled to a fraction of a share of Common Stock of the Surviving Corporation shall be entitled, upon such surrender of a certificate or certificates to the Surviving Corporation or the Exchange Agent, promptly to be paid cash in accordance with
       Section 1.6(e). Until so surrendered, each certificate that immediately prior to the Effective Time represented outstanding shares of USLICO Common Stock shall be deemed from and after the Effective Time, for all corporate purposes other than the payment of dividends or other distributions, to evidence the ownership of the number of whole shares of Common Stock of the Surviving Corporation into which such shares of USLICO Common Stock shall have been so converted and the right to be paid in cash, without interest thereon, any amount required to be paid pursuant to the foregoing Clause (iii)(B) or (C) of this Section 1.6(b) and to be paid cash in lieu of the issuance of any fractional share of Common Stock of the Surviving Corporation in accordance with Section 1.6(e). Unless and until any such certificate that immediately prior to the Effective Time represented outstanding shares of USLICO Common Stock shall be so surrendered, no dividends or other distributions payable to the holders of Common Stock of the Surviving Corporation, as of the Effective Time or any time thereafter, shall be paid to the holder of such certificate; provided however, that, upon surrender of such certificate that immediately prior to the Effective Time represented outstanding shares of USLICO Common Stock, there will be promptly paid to the record holder of the certificate or certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions, if any, that theretofore became payable with respect to the number of whole shares of Common Stock of the Surviving Corporation issued to such holder.

        (c) All shares of Common Stock of the Surviving Corporation (and, in certain circumstances, the right to be paid cash in certain amounts) into which shares of USLICO Common Stock shall have been converted pursuant to this Section 1.6 shall be issued (and cash paid) in full satisfaction of all rights pertaining to such converted shares.

        (d) If any certificate for shares of Common Stock of the Surviving Corporation is to be issued in a name other than that of the record holder of the certificate surrendered in exchange therefor, it will be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such issuance shall have paid to the Surviving Corporation or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock of the Surviving Corporation in any name other than that of the record holder of the certificate surrendered, or established to the satisfaction of the Surviving Corporation or any agent designated by it that such tax has been paid or is not payable.

        (e) No fraction of a share of Common Stock of the Surviving Corporation shall be issued, but in lieu thereof each record holder of shares of USLICO Common Stock who would otherwise be entitled to a fraction of a share of Common Stock of the Surviving Corporation shall be entitled, upon surrender to the Surviving Corporation or the Exchange Agent of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of USLICO Common Stock, promptly to be paid in cash an amount equal to the value of such fraction of a share based upon the Exchange Price and the Exchange Ratio, Revised Exchange Ratio or Designated Exchange Ratio, as the case may be. No interest shall be paid on any such amount.

        (f) All shares of USLICO Common Stock held by a record holder shall be aggregated for the purposes of computations of the number of shares of Common Stock of the Surviving Corporation issuable and cash to be paid as additional consideration or in lieu of fractional shares hereunder.

    1.7 LETTERS OF TRANSMITTAL. Promptly after the Effective Time, the Surviving Corporation shall, or shall cause the Exchange Agent to, mail, to each record holder of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of USLICO Common Stock, a letter of transmittal and reasonable instructions for such holder's use in effecting the surrender of such certificate or certificates in exchange for a certificate or certificates representing shares of Common Stock of the Surviving Corporation.

    1.8 LOST, STOLEN OR DESTROYED CERTIFICATE. In the event that any certificate evidencing shares of USLICO Common Stock shall be alleged to have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such alleged lost, stolen or destroyed certificate, upon the making of an affidavit of such allegation by the record holder thereof, a certificate for such shares of Common Stock of the Surviving Corporation and such record holder shall be entitled to any cash payments required pursuant to Section 1.6; provided however, that the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require such holder of such alleged lost, stolen or destroyed certificate to deliver a bond in such sum as the Surviving Corporation may reasonably direct as indemnity against any claim that may be made against the Surviving Corporation and/or the Exchange Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

    1.9 FURTHER ACTION. Each of NCI and USLICO shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Constituent Corporations, the directors and officers of each of the Constituent Corporations are fully authorized and empowered in the name and on behalf of their respective corporation or otherwise to take, and shall take, all such further action.

    1.10 CERTAIN AGREEMENTS. The Surviving Corporation, from and after the Effective Time, agrees that it may be served with process in the Commonwealth of Virginia in any proceeding for the enforcement of any obligation of USLICO. The Surviving Corporation irrevocably appoints the Clerk of the State Corporation
Commission of Virginia as its agent for service of process in any such proceeding.

II.  REPRESENTATIONS AND WARRANTIES

    2.1   REPRESENTATIONS AND  WARRANTIES OF  NCI.   NCI hereby  represents  and
warrants to USLICO that:

        (a) ORGANIZATION AND COMPLIANCE WITH LAW. Each of NCI and its direct and indirect subsidiaries (all such direct and indirect subsidiaries, including without limitation Northwestern National Life Insurance Company, a Minnesota corporation ("NWNL") and a wholly owned subsidiary of NCI, The North Atlantic Life Insurance Company of America, a New York corporation ("NALIC") and a wholly owned subsidiary of NWNL, and Northern Life Insurance Company, a Washington corporation ("NLIC") and a wholly-owned subsidiary of NWNL, are herein sometimes collectively referred to as the "NCI Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and corporate authority and all requisite governmental and other authorizations to own, lease and operate its assets and properties and to carry on its business as now being conducted, except such governmental and other authorizations (if any) where the failure to have such authorizations does not and would not, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations or business of NCI or any of the NCI Subsidiaries. NCI is incorporated in the State of Delaware. Exhibit 2.1(a) hereto sets forth the name and jurisdiction of incorporation of each of the NCI Subsidiaries. Each of NCI and the NCI Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Except as disclosed in a disclosure letter delivered by NCI to USLICO prior to the date hereof (the "NCI Disclosure Letter"), each of NCI and the NCI Subsidiaries possesses all permits, licenses, authorizations, certificates, franchises, orders, consents or other indicia of authority required by any governmental, administrative or regulatory authority or agency and is in compliance with all applicable laws, judgments, orders, decrees, rules and regulations. NCI has heretofore delivered to USLICO true and complete copies of the Certificate and the By-Laws and of the charter and bylaws of each of the NCI Subsidiaries, in each case as in existence on the date hereof.

        (b)  CAPITALIZATION.

           (i) The authorized capital stock of NCI consists of 100,000,000 shares of NCI Common Stock and 7,000,000 shares of preferred stock, without par value. As of June 30, 1994, there were issued and outstanding 29,670,689 shares of NCI Common Stock, 632,500 shares of NCI Senior Preferred Stock and 1,317,545 shares of NCI ESOP Preferred Stock, all of which are validly issued, fully paid and nonassessable. As of such date, there were also reserved for issuance up to 2,500,000 shares of NCI's Series A Junior Participating Preferred Stock ("NCI Junior Preferred Stock") issuable under a Rights Agreement, dated as of October 7, 1988, as amended, between NCI and Norwest Bank Minnesota, National Association, as Rights Agent (the "NCI Rights Agreement"), pursuant to which each outstanding share of NCI Common Stock has attached to it certain rights ("Rights") including rights under certain circumstances to purchase one-twentieth of a share of NCI Junior Preferred Stock at $100, at the date hereof, subject to adjustment. Except as disclosed in the NCI Disclosure Letter, since June 30, 1994 no shares of NCI capital stock have been issued. All outstanding shares of NCI capital stock are validly issued, fully paid and nonassessable and no holder thereof is entitled to any preemptive rights. All shares of Common Stock of the Surviving Corporation issued in accordance with this Agreement, when issued, will be validly issued, fully paid and nonassessable, will have Rights attached thereto in accordance with the NCI Rights Agreement and will not have any preemptive rights. Neither NCI nor any of the NCI Subsidiaries is a party to, nor is NCI aware of, any voting agreement, voting trust or similar agreement, arrangement or understanding relating to any class of capital stock of, or any agreement, arrangement or understanding providing for registration rights with respect to any class of capital stock or other securities of, NCI or any of the NCI Subsidiaries, other than voting arrangements relating to the NCI ESOP Preferred Stock.

           (ii) Other than as set forth in this Section 2.1(b) and Section 4.12 and other than this Agreement, the NCI Dividend Reinvestment and Optional Cash Payment Plan (the "NCI DRIP"), the NCI ESOP Preferred Stock, the NCI Rights Agreement and NCI's employee benefit plans as described in NCI's Annual Report on Form 10-K for the year ended December 31, 1993 (the "NCI 10-K") or NCI's proxy statement dated March 29, 1994 (the "NCI Proxy Statement"), and any shares of capital stock of NCI issued pursuant to any of the foregoing, there are not now, and at the Effective Time there will not be, any (A) outstanding shares of capital stock or other equity securities of NCI, or (B) outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of NCI, or contracts, agreements, arrangements or understandings to which NCI is a party, or by which it is or may be bound, to issue additional shares of any class of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any additional shares of any class of capital stock of NCI.

          (iii) The shares of capital stock or other equity securities of each of the NCI Subsidiaries are collectively referred to herein as the "NCI Subsidiary Shares". All outstanding NCI Subsidiary Shares are validly issued, fully paid and nonassessable and, except as set forth in Exhibit 2.1(a) hereto, owned beneficially and of record directly or indirectly by NCI, free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as aforesaid, there are not now, and at the Effective Time will not be, any (A) outstanding NCI Subsidiary Shares that are owned of record or beneficially by any person or entity other than NCI or one of the NCI Subsidiaries, or (B) outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of any of the NCI Subsidiaries, or contracts, agreements, arrangements or understandings to which NCI or any of the NCI Subsidiaries is a party, or by which any thereof is or may be bound, to issue additional shares of any class of capital stock or options, warrants, scrip or rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any additional shares of any class of capital stock of any of the NCI Subsidiaries.

        (c) AUTHORIZATION AND VALIDITY OF AGREEMENTS. Subject only, with respect to the Merger, to adoption of this Agreement by the stockholders of NCI as provided for in Section 4.3, NCI has all requisite corporate power and corporate authority to enter into this Agreement and to perform its obligations hereunder, including without limitation the preparation, filing and distribution of the Registration Statement (as defined in Section 4.4), and the execution and delivery by NCI of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action. On or prior to the date hereof, the NCI Board has determined to recommend approval of the Merger to the stockholders of NCI, and such determination is in effect as of the date hereof. This Agreement has been duly executed and delivered by NCI and is the valid and binding obligation of NCI, enforceable against NCI in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

        (d) NO NOTICES OR APPROVALS REQUIRED AND NO CONFLICTS. None of the execution and delivery of this Agreement by NCI, the performance by NCI of its obligations hereunder or the consummation by NCI of the transactions contemplated hereby will:

           (i) conflict with the Certificate or the By-Laws or with the charter or bylaws of any of the NCI Subsidiaries;

           (ii)  assuming satisfaction of  the requirements set  forth in Clause
       (iii) (A), (B), (C) and (D) below, violate any provision of law applicable to NCI or any of the NCI Subsidiaries;

          (iii) require any consent or approval of, or filing with or notice to, any public body or authority, domestic or foreign, under any provision of law applicable to NCI or any of the NCI Subsidiaries, except for (A) requirements of Federal and state securities laws, (B) requirements arising out of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (C) the filing of this Agreement or a Certificate of Merger in accordance with the Delaware Law and the filing of Articles of Merger and the issuance of a Certificate of Merger in accordance with the Virginia Law, and (D) approvals of or notices to regulatory authorities pursuant to the insurance laws of the State of Minnesota, the State of New York and the Commonwealth of Virginia; or

          (iv) require any consent, approval or notice under, or violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of, or result in the creation or imposition of any lien upon any assets, properties or business of NCI or any of the NCI Subsidiaries under, any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment, order, judgment or decree to which NCI or any of the NCI Subsidiaries is a party or by which NCI or any of the NCI Subsidiaries or any of the assets or properties thereof is bound or encumbered, except as disclosed in the NCI Disclosure Letter.

        (e)  NCI REPORTS AND FINANCIAL STATEMENTS.

           (i) Since December 31, 1990, each of NCI and the NCI Subsidiaries has filed all reports, registration statements and other filings, together with any amendments required to be made with respect thereto, that it has been required to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"). All reports, registration statements and other filings (including all exhibits, notes and schedules thereto and documents incorporated by reference therein) filed by NCI and any of the NCI Subsidiaries with the SEC on or after January 1, 1991, together with any amendments thereto, including, when filed, the Joint Proxy Statement (as defined in Section 3.2) and the Registration Statement, together with any amendments thereto, insofar as the Registration Statement and the Joint Proxy Statement contain data and information with respect to NCI or any of the NCI Subsidiaries, are herein sometimes collectively referred to as the "NCI SEC Reports". NCI has heretofore delivered to USLICO true and complete copies of all of the NCI SEC Reports that have been filed with the SEC prior to the date hereof. As of (A) with respect to all of the NCI SEC Reports other than registration statements filed under the 1933 Act, the respective dates of their filing with the SEC and (B) with respect to all registration statements filed under the 1933 Act, their respective effective dates, the NCI SEC Reports complied or will comply, as the case may be, in all material respects with the rules and regulations of the SEC and did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

           (ii) All material contracts, agreements, arrangements and understandings of NCI and the NCI Subsidiaries have been disclosed in the NCI SEC Reports filed with the SEC or in the NCI Disclosure Letter, except for those contracts, agreements, arrangements and understandings not required to be filed pursuant to the rules and regulations of the SEC and those contracts, agreements, arrangements and understandings that have already been fully performed and as to which there are no contingent liabilities on the part of NCI or any of the NCI Subsidiaries.

          (iii) The consolidated financial statements (including any related notes or schedules) included in the NCI 10-K and NCI's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1994 (the "NCI 10-Qs"), as filed with the SEC, were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be noted therein or in the notes or schedules thereto) and fairly present the consolidated financial position of NCI and its consolidated subsidiaries as of December 31, 1992 and 1993 and March 31 and June 30, 1993 and 1994 and the consolidated results of their operations and cash flows for each of the three years in the three-year period ended December 31, 1993 and each of the three months ended March 31, 1993 and 1994 and each of the six months ended June 30, 1993 and 1994, subject, in the case of the unaudited interim financial statements contained in the NCI 10-Qs, to normal year-end audit adjustments on a basis comparable with prior periods. The accountants who certified any financial statements and supporting schedules included or incorporated by reference in the NCI SEC Reports are independent public accountants with respect to NCI as required by the rules and regulations of the SEC.

          (iv) The statutory financial statements of each of NCI's insurance subsidiaries, including NWNL, NALIC and NLIC, for each of the three years in the three-year period ended December 31, 1993 and for the quarters ended March 31 and June 30, 1994 have been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners and, with respect to each such insurance subsidiary, the appropriate insurance department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the period involved, except as disclosed therein. NCI has heretofore delivered to USLICO true and complete copies of all such statements.

           (v) Since December 31, 1990, each of NCI and the NCI Subsidiaries has filed all reports and other filings, together with any amendments required to be made with respect thereto, that it has been required to file with state and other insurance and securities regulatory authorities (the "NCI Insurance Filings"), and all of the NCI Insurance Filings filed prior to the date hereof complied, and all such filings made hereafter prior to the Effective Time will comply, in all material respects with applicable laws, rules and regulations, and, except as disclosed in the NCI Disclosure Letter, there are no material open or unresolved issues raised by any insurance or securities regulatory authority with respect to any of such filings.

        (f) CONDUCT OF BUSINESS IN THE ORDINARY COURSE AND ABSENCE OF CERTAIN CHANGES AND EVENTS.

           (i) Except as contemplated by this Agreement or as disclosed in the NCI SEC Reports filed with the SEC prior to the date hereof or in the NCI Disclosure Letter, since December 31, 1993 NCI and the NCI Subsidiaries have taken no action of the type referred to in Section 4.1 and there has not been any material adverse change in the financial condition, results of operations or businesses of NCI and the NCI Subsidiaries, taken as a whole, and there has not been any condition, event or development that is reasonably expected by NCI to result in a material adverse change in the financial condition, results of operations or businesses of NCI and the NCI Subsidiaries, taken as a whole, and that would be required to be disclosed in the NCI SEC Reports under the rules and regulations of the SEC or that would be required to be disclosed in NCI's consolidated financial statements or the notes thereto under generally accepted accounting principles (excluding for purposes of the foregoing the effect of any conditions, events and developments adversely affecting the life insurance industry generally). NCI and the NCI Subsidiaries are not parties to any collective bargaining agreements and believe that their relations with their employees are generally satisfactory. Since December 31, 1993, no significant labor dispute with any employees of NCI or any of the NCI Subsidiaries or union organizing effort has existed or, to the knowledge of NCI, is imminent or threatened.

           (ii) Neither NCI nor any of the NCI Subsidiaries is in violation of its charter or bylaws or in default in the performance of, and no event has occurred that, with notice or lapse of time or both, would constitute a default in the performance of, any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment, order, judgment or decree to which NCI or any of the NCI Subsidiaries is a party or by which NCI or any of the NCI Subsidiaries or any of the assets or properties thereof is bound or encumbered.

        (g) CERTAIN FEES. With the exception of the engagement by NCI of Donaldson, Lufkin & Jenrette Securities Corporation and Milliman & Robertson, Inc., none of NCI or any of the NCI Subsidiaries or any of their respective directors, officers, employees, agents or representatives, on behalf of NCI or any of the NCI Subsidiaries or their respective boards of directors, or any committee thereof, has employed any financial advisor, actuary, broker or finder or incurred any liability for any financial advisory, actuarial, brokerage or finders' fees or commissions in connection with the transactions contemplated hereby.

        (h) INSURANCE HOLDING COMPANY SYSTEM. NCI and certain of its subsidiaries are affiliates of an insurance holding company system as defined in Minnesota Statutes, Section 60D.15, relating to insurance holding company systems. NCI is a holding company and NALIC is a controlled insurer as defined in Section 1501 of the New York Insurance Law, relating to insurance holding companies and holding company systems.

        (i) LITIGATION. Except as disclosed in the NCI SEC Reports filed with the SEC prior to the date hereof or in the NCI Disclosure Letter, there are no claims (other than policy claims that are not in litigation), actions, suits, investigations or proceedings pending or, to the knowledge of NCI, threatened against or affecting NCI or any of the NCI Subsidiaries or any of their respective assets or properties, at law or in equity, before or by any Federal, state, municipal or other governmental agency or authority, foreign or domestic, or before any arbitration board or panel, wherever located.

        (j)  EMPLOYEE BENEFIT PLANS.

           (i) There  are no  "employee pension  benefit plans",  as defined  in
       Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by NCI or any of the NCI Subsidiaries for the benefit of their employees (collectively, "NCI Pension Plans"), except for the NCI Pension Plans disclosed in the NCI Proxy Statement or in the NCI Disclosure Letter. Each "employee benefit plan", as defined in
       Section 3(3) of ERISA, maintained by NCI, any of the NCI Subsidiaries or any of their predecessors (collectively, "NCI Employee Plans") has been maintained and administered in accordance with its terms and complies in all material respects with all applicable requirements of ERISA, the Code and other applicable laws (except that certain NCI Pension Plans may not yet have been amended to comply with the Tax Reform Act of 1986 and subsequent laws and regulations). None of NCI or any of the NCI Subsidiaries nor any of their respective directors, officers, employees or agents has, with respect to any of the NCI Employee Plans, engaged in any "prohibited transaction", as defined in Section 4975 of the Code or
       Section 406 of ERISA, or any conduct that is reasonably expected by NCI to result in any taxes or penalties on prohibited transactions under
       Section 4975 of  the Code  or Section 502(i)  of ERISA  or any  liability under Section 409 of ERISA for breach of fiduciary duty, that, individually or in the aggregate, are reasonably expected by NCI to result in a material change in the financial condition, results of operations or businesses of NCI and the NCI Subsidiaries, taken as a whole.

           (ii) Each of NCI and the NCI Subsidiaries has fulfilled its obligations to the extent applicable under the minimum funding requirements of Section 302 of ERISA and Section 412 of the Code with respect to each of the NCI Pension Plans; none of the NCI Pension Plans has incurred an "accumulated funding deficiency", as defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived; and no material civil or criminal action or claim (other than uncontested claims for benefits) is pending or, to the knowledge of NCI, threatened with respect to any of the NCI Employee Plans. Neither NCI nor any of the NCI Subsidiaries has, or within the past five years has had, any obligation to contribute to any "multiemployer plan", as defined in Section 3(37) of ERISA, and neither NCI nor any of the NCI Subsidiaries has incurred, and no event has occurred that might reasonably be expected to result in, any material liability under Title IV of ERISA (excluding liability for required premium payments to the Pension Benefit Guaranty Corporation ("PBGC")) in connection with any such multiemployer plan or any of the NCI Pension Plans that is subject to Title IV of ERISA. NCI and the NCI Subsidiaries have paid all premiums, if any, that have become due to the PBGC with respect to any of the NCI Pension Plans.

          (iii) The assets of each of the NCI Pension Plans that are subject to Title IV of ERISA exceed the present value of vested and nonvested benefits accrued under such plan, determined as of the date of the most recent actuarial report for such plan on a termination basis using the actuarial assumptions established by the PBGC as in effect on such date. The Internal Revenue Service (the "IRS") has issued a letter for each of the NCI Pension Plans determining that such plan is qualified under
       Section 401(a) of the Code and there has been no occurrence since the date of any such determination letter that has adversely affected such qualification that cannot be cured within the remedial amendment period provided by Section 401(b) of the Code.

        (k)  TAXES.

           (i) Except as disclosed in the NCI Disclosure Letter, all returns and reports, including without limitation information and withholding returns and reports (collectively, "Tax Returns") of or relating to any foreign, Federal, state, local or other income, premium, property, sales, excise and other taxes of any nature whatsoever, including any interest, penalties and additions to tax in respect thereof ("Tax" or "Taxes") heretofore required to be filed by NCI or any of the NCI Subsidiaries have been duly filed on a timely basis. All such Tax Returns were complete and accurate in all material respects. Each of NCI and the NCI Subsidiaries has paid or has made adequate provision for the payment of all Taxes.

           (ii) Except as disclosed in the NCI Disclosure Letter, as of the date of this Agreement there are no audits or administrative proceedings, court proceedings or claims pending against NCI or any of the NCI Subsidiaries with respect to any Taxes, no assessment, deficiency or adjustment has been asserted or, to the knowledge of NCI, proposed with respect to any Tax Return of or with respect to NCI or any of the NCI Subsidiaries and there are no liens for Taxes upon the assets or properties of NCI or any of the NCI Subsidiaries, except liens for Taxes not yet delinquent.

          (iii) Except as disclosed in the NCI Disclosure Letter, there are not in force any waivers or agreements, arrangements or understandings by or with respect to NCI or any of the NCI Subsidiaries of or for an extension of time for the assessment or payment of any Taxes. Neither NCI nor any of the NCI Subsidiaries has received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a taxing authority relating to Taxes that would have a continuing material adverse effect after the Closing Date. Except as disclosed in the NCI Disclosure Letter, neither NCI nor any of the NCI Subsidiaries is required to include in income any adjustment pursuant to
       Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by NCI or any of the NCI Subsidiaries, and to the best knowledge of NCI the IRS has not proposed any such adjustment or change in accounting method. For purposes of this Section 2.1(k), the term "NCI Subsidiaries" shall include former subsidiaries of NCI for the periods during which any such subsidiaries were owned directly or indirectly by NCI.

          (iv) To the best knowledge of NCI, no person (a "Section 2.1(k) Investor"), by reason of ownership of a partnership interest in any partnership in which NCI or any of the NCI Subsidiaries owned or owns directly or indirectly a partnership interest and with respect to which partnership interests were issued pursuant to an exemption from the 1933 Act, has asserted any claim against NCI or any of the NCI Subsidiaries with respect to Taxes, which claim is derived from such Section 2.1(k) Investor's interest in such partnership, nor has any governmental authority asserted or proposed any adjustment that could give rise to such a claim. To the best knowledge of NCI, no such claim has been threatened.

           (v) To the best knowledge of NCI, each of NCI and the NCI Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

          (vi) Neither NCI nor any of the NCI Subsidiaries has filed a consent under Section 341(f) of the Code. NCI and the NCI Subsidiaries are parties to Tax allocation and Tax sharing arrangements among them, all of which arrangements have heretofore been disclosed to USLICO by NCI.

          (vii) No property of NCI or any of the NCI Subsidiaries is property that NCI or any of the NCI Subsidiaries is required to treat as owned by another person pursuant to the safe harbor leasing provisions (now repealed) of the Code.

        (l) INTELLECTUAL PROPERTY. As of the date of this Agreement and to the best knowledge of NCI, NCI and the NCI Subsidiaries own or are otherwise duly authorized or entitled to utilize all trademarks, service marks, trade names, trade secrets, licenses, designs, copyrights, formulas, processes, patents, or applications therefor, and other intellectual property rights as are presently used in, or necessary for, the conduct of the businesses of NCI and the NCI Subsidiaries as presently conducted, except where the failure to have such ownership or authorization or entitlement does not and would not, individually or in the aggregate, have a material adverse effect on the financial condition, results of operations or business of NCI or any of the NCI Subsidiaries. Since December 31, 1990, to the best knowledge of NCI there has not been any violation or infringement by NCI or any of the NCI Subsidiaries of any intellectual property right of any other person, or any claim of such infringement, that has not been resolved and is continuing, and neither NCI nor any of the NCI Subsidiaries has given to or made with any other person any indemnification, forbearance to sue or settlement for infringement of any intellectual property right.

        (m) OPINION OF FINANCIAL ADVISOR. The NCI Board has received from Donaldson, Lufkin & Jenrette Securities Corporation a written opinion, dated on or prior to the date of this Agreement, to the effect that the consideration to be paid by NCI in the Merger is fair to the shareholders of NCI from a financial point of view.

    2.2 REPRESENTATIONS AND WARRANTIES OF USLICO. USLICO hereby represents and warrants to NCI that:

        (a) ORGANIZATION AND COMPLIANCE WITH LAW. Each of USLICO and its direct and indirect subsidiaries (all such direct and indirect subsidiaries, including without limitation United Services Life Insurance Company, a Virginia corporation ("USLIC") and a wholly owned subsidiary of USLICO, and Bankers Security Life Insurance Society, a New York corporation ("BSLIS") and a wholly owned subsidiary of USLIC, are herein sometimes collectively referred to as the "USLICO Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and corporate authority and all requisite governmental and other authorizations to own, lease and operate its assets and properties and to carry on its business as now being conducted, except such governmental and other authorizations (if any) where the failure to have such authorizations does not and would not, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations or business of USLICO or any of the USLICO Subsidiaries. USLICO is incorporated in the Commonwealth of Virginia. Exhibit 2.2(a) hereto sets forth the name and jurisdiction of incorporation of each of the USLICO Subsidiaries. Neither USLICO nor any of the USLICO Subsidiaries is a general partner in any partnership. Except as set forth in Exhibit 2.2(a) hereto, neither USLICO nor any of the USLICO Subsidiaries is a party to any joint venture in which USLICO and the USLICO Subsidiaries have made, or have an obligation to make, capital contributions in excess of $1 million. Each of USLICO and the USLICO Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Except as disclosed in a disclosure letter delivered by USLICO to NCI prior to the date hereof (the "USLICO Disclosure Letter"), each of USLICO and the USLICO Subsidiaries possesses all permits, licenses, authorizations, certificates, franchises, orders, consents or other indicia of authority required by any governmental, administrative or regulatory authority or agency and is in compliance with all applicable laws, judgments, orders, decrees, rules and regulations. USLICO has heretofore delivered to NCI true and complete copies of its articles of incorporation and bylaws and of the charter and bylaws of each of the USLICO Subsidiaries, in each case as in existence on the date hereof.

        (b)  CAPITALIZATION.

           (i) The authorized capital stock of USLICO consists of 50,000,000 shares of USLICO Common Stock. As of June 30, 1994, there were issued and outstanding 14,435,005 shares of USLICO Common Stock, of which 3,671,855 shares were held by two of the USLICO Subsidiaries. As of such date, there were also reserved for issuance up to 17,794,300 shares of USLICO Common Stock issuable under a Rights Agreement, dated as of February 26, 1988, between USLICO and Crestar Bank, National Association, as Rights Agent (the "USLICO Rights Agreement"), pursuant to which each outstanding share of USLICO Common Stock has attached to it certain rights (the "USLICO Rights") including rights under certain circumstances to purchase a share of USLICO Common Stock at $100, subject to adjustment. As of June 30, 1994, USLICO had over 6,000 record shareholders. Except as disclosed in the USLICO Disclosure Letter, since such date no shares of USLICO Common Stock have been issued. All outstanding shares of USLICO Common Stock are validly issued, fully paid and nonassessable and no holder thereof is entitled to any preemptive rights. Neither USLICO nor any of the USLICO Subsidiaries is a party to, nor is USLICO aware of, any voting agreement, voting trust or similar agreement, arrangement or understanding relating to any class of capital stock of, or any agreement, arrangement or understanding providing for registration rights with respect to any class of capital stock or other securities of, USLICO or any of the USLICO Subsidiaries.

           (ii) As of the date hereof, there are outstanding options (the "USLICO Options") to purchase under USLICO's stock option plans (collectively, the "USLICO Option Plans") an aggregate of not more than 423,500 shares of USLICO Common Stock at a weighted average exercise price per share of $16.90 (ranging from $16.375 to $18.25 per share). Other than as set forth in this Section 2.2(b) and other than the USLICO Debentures, the USLICO Rights Agreement, the USLICO Option Agreement and the USLICO Options and option agreements relating thereto, and any shares of USLICO Common Stock issued pursuant to any of the foregoing, there are not now, and at the Effective Time there will not be, any (A) outstanding shares of capital stock or other equity securities of USLICO, or (B) outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of USLICO, or contracts, agreements, arrangements or understandings to which USLICO is a party, or by which it is or may be bound, to issue additional shares of any class of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any additional shares of any class of capital stock of USLICO. USLICO has heretofore delivered to NCI true and complete copies of each of the USLICO Option Plans and each of the option agreements thereunder, in each case as in existence on the date hereof.

          (iii) The shares of capital stock or other equity securities of each of the USLICO Subsidiaries are collectively referred to herein as the "USLICO Subsidiary Shares". All outstanding USLICO Subsidiary Shares are validly issued, fully paid and nonassessable and, except as set forth in
       Exhibit 2.2(a) hereto, owned beneficially and of record directly or indirectly by USLICO, free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as aforesaid, there are not now, and at the Effective Time there will not be, any (A) outstanding USLICO Subsidiary Shares that are owned of record or beneficially by any person or entity other than USLICO or one of the USLICO Subsidiaries, or
       (B) outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of any of the USLICO Subsidiaries, or contracts, agreements, arrangements or understandings to which USLICO or any of the USLICO Subsidiaries is a party, or by which any thereof is or may be bound, to issue additional shares of any class of capital stock or options, warrants, scrip or rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any additional shares of capital stock of any of the USLICO Subsidiaries.

          (iv) As of June 30, 1994, there were outstanding $57.5 million in aggregate principal amount of USLICO's 8.5% Convertible Subordinated
       Debentures Due 2014 (the "1989 Debentures") and $38.55 million in aggregate principal amount of USLICO's 8% Convertible Subordinated Debentures Due 2011 (the "1986 Debentures"). The 1989 Debentures and the 1986 Debentures are herein sometimes referred to as the "USLICO Debentures". As provided therein, the USLICO Debentures are convertible into USLICO Common Stock at varying conversion prices, not less than $27 per share of USLICO Common Stock, subject to adjustment.

        (c) AUTHORIZATION AND VALIDITY OF AGREEMENTS. Subject only, with respect to the Merger, to approval of this Agreement by the shareholders of USLICO as provided for in Section 3.3, USLICO has all requisite corporate power and corporate authority to enter into this Agreement and to perform its obligations hereunder, and the execution and delivery by USLICO of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action. On or prior to the date hereof, the USLICO Board has determined to recommend approval of the Merger to the shareholders of USLICO, and such determination is in effect as of the date hereof. This Agreement has been duly executed and delivered by USLICO and is the valid and binding obligation of USLICO, enforceable against USLICO in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

        (d) NO NOTICES OR APPROVALS REQUIRED AND NO CONFLICTS. None of the execution and delivery of this Agreement by USLICO, the performance by USLICO of its obligations hereunder or the consummation by USLICO of the transactions contemplated hereby will:

           (i) conflict with the articles of incorporation or bylaws of USLICO or with the charter or bylaws of any of the USLICO Subsidiaries;

           (ii)  assuming satisfaction of  the requirements set  forth in Clause
       (iii) (A), (B), (C) and (D) below, violate any provision of law applicable to USLICO or any of the USLICO Subsidiaries;

          (iii) require any consent or approval of, or filing with or notice to, any public body or authority, domestic or foreign, under any provision of law applicable to USLICO or any of the USLICO Subsidiaries, except for
       (A) requirements of Federal and state securities laws, (B) requirements arising out of the HSR Act, (C) the filing of Articles of Merger and the issuance of a Certificate of Merger in accordance with the Virginia Law and the filing of a Certificate of Merger in accordance with the Delaware Law, and (D) approvals of or notices to regulatory authorities pursuant to the insurance laws of the State of Minnesota, the State of New York and the Commonwealth of Virginia; or

          (iv) require any consent, approval or notice under, or violate, breach, be in conflict with or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or permit the termination of, or result in the creation or imposition of any lien upon any assets, properties or business of USLICO or any of the USLICO Subsidiaries under, any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment, order, judgment or decree to which USLICO or any of the USLICO Subsidiaries is a party or by which USLICO or any of the USLICO Subsidiaries or any of the assets or properties thereof is bound or encumbered, except those disclosed in the USLICO Disclosure Letter.

        (e)  USLICO REPORTS AND FINANCIAL STATEMENTS.

           (i) Since December 31, 1990, each of USLICO and the USLICO Subsidiaries has filed all reports, registration statements and other filings, together with any amendments required to be made with respect thereto, that it has been required to file with the SEC under the 1933 Act and the 1934 Act. All reports, registration statements and other filings (including all exhibits, notes and schedules thereto and documents incorporated by reference therein) filed by USLICO and any of the USLICO Subsidiaries with the SEC on or after January 1, 1991, together with any amendments thereto, including, when filed, the Joint Proxy Statement, together with any amendments thereto, insofar as the Joint Proxy Statement contains data and information with respect to USLICO or any of the USLICO Subsidiaries, are herein sometimes collectively referred to as the "USLICO SEC Reports". USLICO has heretofore delivered to NCI true and complete copies of all of the USLICO SEC Reports that have been filed with the SEC prior to the date hereof. As of (A) with respect to all of the USLICO SEC Reports other than registration statements filed under the 1933 Act, the respective dates of their filing with the SEC and (B) with respect to all registration statements filed under the 1933 Act, their respective effective dates, the USLICO SEC Reports complied or will comply, as the case may be, in all material respects with the rules and regulations of the SEC and did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

           (ii) All material contracts, agreements, arrangements and understandings of USLICO and the USLICO Subsidiaries have been disclosed in the USLICO SEC Reports filed with the SEC or in the USLICO Disclosure Letter, except for those contracts, agreements, arrangements and understandings not required to be filed pursuant to the rules and regulations of the SEC and those contracts, agreements, arrangements and understandings that have already been fully performed and as to which there are not contingent liabilities on the part of USLICO or any of the USLICO Subsidiaries.

          (iii) Except as disclosed in the USLICO SEC Reports or the USLICO Disclosure Letter, none of USLICO, USLIC, BSLIS or any of the other USLICO Subsidiaries is a party to any contract or agreement (or group of related contracts or agreements) that during the calendar year 1993 contributed more than $2 million to total premiums and other considerations or other income (excluding net investment income and realized investment gains), and none is a party to any contract or agreement entered into other than in the ordinary course of business in which the liability of USLICO and the USLICO Subsidiaries for future payments exceeds $2 million in the aggregate.

          (iv) The consolidated financial statements (including any related notes or schedules) included in USLICO's Annual Report on Form 10-K for the year ended December 31, 1993 (the "USLICO 10-K") and USLICO's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1994 (the "USLICO 10-Qs"), as filed with the SEC, were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be noted therein or in the notes or schedules thereto) and fairly present the consolidated financial position of USLICO and its consolidated subsidiaries as of December 31, 1992 and 1993 and March 31 and June 30, 1993 and 1994 and the consolidated results of their operations and cash flows for each of the three years in the three-year period ended December 31, 1993 and each of the three months ended March 31, 1993 and 1994 and each of the six months ended June 30, 1993 and 1994, subject, in the case of the unaudited interim financial statements contained in the USLICO 10-Qs, to normal year-end audit adjustments on a basis comparable with prior periods. The accountants who certified any financial statements and supporting schedules included or incorporated by reference in the USLICO SEC Reports are independent public accountants with respect to USLICO as required by the rules and regulations of the SEC.

           (v) The statutory financial statements of each of USLICO's insurance subsidiaries, including USLIC and BSLIS, for each of the three years in the three-year period ended December 31, 1993 and for the quarters ended March 31 and June 30, 1994 have been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners and, with respect to each such insurance subsidiary, the appropriate insurance department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the period involved, except as disclosed therein. USLICO has heretofore delivered to NCI true and complete copies of all such statements.

          (vi) Since December 31, 1990, each of USLICO and the USLICO Subsidiaries has filed all reports and other filings, together with any amendments required to be made with respect thereto, that it has been required to file with state and other insurance and securities regulatory authorities (the "USLICO Insurance Filings"), and all of the USLICO Insurance Filings filed prior to the date hereof complied, and all such filings made hereafter prior to the Effective Time will comply, in all material respects with applicable laws, rules and regulations, and, except as disclosed in the USLICO Disclosure Letter, there are no material open or unresolved issues raised by any insurance or securities regulatory authority with respect to any of such filings.

        (f) CONDUCT OF BUSINESS IN THE ORDINARY COURSE AND ABSENCE OF CERTAIN CHANGES AND EVENTS.

           (i) Except as contemplated by this Agreement or as disclosed in the USLICO SEC Reports filed with the SEC prior to the date hereof or in the USLICO Disclosure Letter, since December 31, 1993 USLICO and the USLICO Subsidiaries have taken no action of the type referred to in Section 3.1 and there has not been any material adverse change in the financial condition, results of operations or businesses of USLICO and the USLICO Subsidiaries, taken as a whole, and there has not been any condition, event or development that is reasonably expected by USLICO to result in a material adverse change in the financial condition, results of operations or businesses of USLICO and the USLICO Subsidiaries, taken as a whole, and that would be required to be disclosed in the USLICO SEC Reports under the rules and regulations of the SEC or that would be required to be disclosed in USLICO's consolidated financial statements or the notes thereto under generally accepted accounting principles (excluding for purposes of the foregoing the effect of any conditions, events and developments adversely affecting the life insurance industry generally). USLICO and the USLICO Subsidiaries are not parties to any collective bargaining agreement and believe that their relations with their employees are generally satisfactory. Since December 31, 1993, no significant labor dispute with any employees of USLICO or any of the USLICO Subsidiaries or union organizing effort has existed or, to the knowledge of USLICO, is imminent or threatened.

           (ii) Neither USLICO nor any of the USLICO Subsidiaries is in violation of its charter or bylaws or in default in the performance of, and no event has occurred that, with notice or lapse of time or both, would constitute a default in the performance of, any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment, order, judgment or decree to which USLICO or any of the USLICO Subsidiaries is a party or by which USLICO or any of the USLICO Subsidiaries or any of the assets or properties thereof is bound or encumbered.

        (g) CERTAIN FEES. With the exception of the engagement by USLICO of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Tillinghast, a Towers Perrin Company, none of USLICO or any of the USLICO Subsidiaries, or any of their respective directors, officers, employees, agents or representatives, on behalf of USLICO or any of the USLICO Subsidiaries or their respective boards of directors, or any committee thereof, has employed any financial advisor, actuary, broker or finder or incurred any liability for any financial advisory, actuarial, brokerage or finders' fees or commissions in connection with the transactions contemplated hereby.

        (h) INSURANCE HOLDING COMPANY SYSTEM. USLICO and certain of its subsidiaries are affiliates of an insurance holding company system as defined in the Code of Virginia, Section 38.2-1322, relating to insurance holding company systems. USLICO is a holding company and BSLIS is a controlled insurer as defined in Section 1501 of the New York Insurance Law, relating to insurance holding companies and holding company systems.

        (i) LITIGATION. Except as disclosed in the USLICO SEC Reports filed with the SEC prior to the date hereof or in the USLICO Disclosure Letter, there are no claims (other than policy claims that are not in litigation), actions, suits, investigations or proceedings pending or, to the knowledge of USLICO, threatened against or affecting USLICO or any of the USLICO Subsidiaries or any of their respective assets or properties, at law or in equity, before or by any Federal, state, municipal or other governmental agency or authority, foreign or domestic, or before any arbitration board or panel, wherever located.

        (j)  EMPLOYEE BENEFIT PLANS.

           (i)  There are  no "employee  pension benefit  plans", as  defined in
       Section 3(2) of ERISA, maintained by USLICO or any of the USLICO Subsidiaries for the benefit of their employees (collectively, "USLICO Pension Plans") except for the USLICO Pension Plans disclosed in the USLICO Proxy Statement dated March 29, 1994 or in the USLICO Disclosure Letter. Each "employee benefit plan", as defined in Section 3(3) of ERISA, maintained by USLICO, any of the USLICO Subsidiaries or any of their predecessors (collectively, "USLICO Employee Plans") has been maintained and administered in accordance with its terms and complies in all material respects with all applicable requirements of ERISA, the Code and other applicable laws (except that certain USLICO Pension Plans may not yet have been amended to comply with the Tax Reform Act of 1986 and subsequent laws and regulations). None of USLICO or any of the USLICO Subsidiaries nor any of their respective directors, officers, employees or agents has, with respect to any of the USLICO Employee Plans, engaged in any "prohibited transaction", as defined in Section 4975 of the Code or Section 406 of ERISA, or any conduct that is reasonably expected by USLICO to result in any taxes or penalties on prohibited transactions under Section 4975 of the Code or Section 502(i) of ERISA or any liability under Section 409 of ERISA for breach of fiduciary duty that, individually or in the aggregate, are reasonably expected by USLICO to result in a material adverse change in the financial condition, results of operations or businesses of USLICO and the USLICO Subsidiaries, taken as a whole.

           (ii) Each of USLICO and the USLICO Subsidiaries has fulfilled its obligations to the extent applicable under the minimum funding requirements of Section 302 of ERISA and Section 412 of the Code with respect to each of the USLICO Pension Plans; none of the USLICO Pension Plans has incurred an "accumulated funding deficiency", as defined in
       Section 302 of ERISA and Section 412 of the Code, whether or not waived; and no material civil or criminal action or claim (other than uncontested claims for benefits) is pending or, to the knowledge of USLICO, threatened with respect to any of the USLICO Employee Plans. Neither USLICO nor any of the USLICO Subsidiaries has, or within the past five years has had, any obligation to contribute to any "multiemployer plan", as defined in Section 3(37) of ERISA, and neither USLICO nor any of the USLICO Subsidiaries has incurred, and no event has occurred that might reasonably be expected to result in, any material liability under

       Title IV of ERISA (excluding liability for required premium payments to the PBGC) in connection with any such multiemployer plan or any of the USLICO Pension Plans that is subject to Title IV of ERISA. USLICO and the USLICO Subsidiaries have paid all premiums, if any, that have become due to the PBGC with respect to any of the USLICO Pension Plans.

          (iii) The assets of each of the USLICO Pension Plans that are subject to Title IV of ERISA exceed the present value of vested and nonvested benefits accrued under such plan, determined as of the date of the most recent actuarial report for such plan on a termination basis using the actuarial assumptions established by the PBGC as in effect on such date. The IRS has issued a letter for each of the USLICO Pension Plans determining that such plan is qualified under Section 401(a) of the Code and there has been no occurrence since the date of any such determination letter that has adversely affected such qualification that cannot be cured within the remedial amendment period provided by Section 401(b) of the Code.

        (k)  TAXES.

           (i) Except as disclosed in the USLICO Disclosure Letter, all Tax Returns of or relating to any Taxes heretofore required to be filed by USLICO or any of the USLICO Subsidiaries have been duly filed on a timely basis. All such Tax Returns were complete and accurate in all material respects. Each of USLICO and the USLICO Subsidiaries has paid or made adequate provision for the payment of all Taxes.

           (ii) Except as disclosed in the USLICO Disclosure Letter, as of the date of this Agreement there are no audits or administrative proceedings, court proceedings or claims pending against USLICO or any of the USLICO Subsidiaries with respect to any Taxes, no assessment, deficiency or adjustment has been asserted or, to the knowledge of USLICO, proposed with respect to any Tax Return of or with respect to USLICO or any of the USLICO Subsidiaries and there are no liens for Taxes upon the assets or properties of USLICO or any of the USLICO Subsidiaries, except liens for Taxes not yet delinquent.

          (iii) Except as disclosed in the USLICO Disclosure Letter, there are not in force any waivers or agreements, arrangements or understandings by or with respect to USLICO or any of the USLICO Subsidiaries of or for an extension of time for the assessment or payment of any Taxes. Neither USLICO nor any of the USLICO Subsidiaries has received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a taxing authority relating to Taxes that would have a continuing material adverse effect after the Closing Date. Except as disclosed in the USLICO Disclosure Letter, neither USLICO nor any of the USLICO Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by USLICO or any of the USLICO Subsidiaries, and to the best knowledge of USLICO the IRS has not proposed any such adjustment or change in accounting method. For purposes of this Section 2.2(k), the term "USLICO Subsidiaries" shall include former subsidiaries of USLICO for the periods during which any such subsidiaries were owned directly or indirectly by USLICO.

          (iv) To the best knowledge of USLICO, no person (a "Section 2.2(k) Investor"), by reason of ownership of a partnership interest in any partnership in which USLICO or any of the USLICO Subsidiaries owned or owns directly or indirectly a partnership interest and with respect to which partnership interests were issued pursuant to an exemption from the 1933 Act, has asserted any claim against USLICO or any of the USLICO Subsidiaries with respect to Taxes, which claim is derived from such
       Section 2.2(k) Investor's interest in such partnership, nor has any governmental authority asserted or proposed any adjustment that could give rise to such a claim. To the best knowledge of USLICO, no such claim has been threatened.

           (v) To the best knowledge of USLICO, each of USLICO and the USLICO Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

          (vi) Neither USLICO nor any of the USLICO Subsidiaries has filed a consent under Section 341(f) of the Code. USLICO and the USLICO Subsidiaries are parties to Tax allocation and Tax sharing arrangements among them, all of which arrangements have heretofore been disclosed to NCI by USLICO.

          (vii) No property of USLICO or any of the USLICO Subsidiaries is property that USLICO or any of the USLICO Subsidiaries is required, or that NCI or any of the NCI Subsidiaries will be required, to treat as owned by another person pursuant to the safe harbor leasing provisions (now repealed) of the Code.

        (l) INTELLECTUAL PROPERTY. As of the date of this Agreement and to the best knowledge of USLICO, USLICO and the USLICO Subsidiaries own or are otherwise duly authorized or entitled to utilize all trademarks, service marks, trade names, licenses, designs, copyrights, formulas, processes, patents, or applications therefor, and other intellectual property rights as are presently used in, or necessary for, the conduct of the businesses of USLICO and the USLICO Subsidiaries as presently conducted, except where the failure to have such ownership or authorization or entitlement does not and would not, individually or in the aggregate, have a material adverse effect on the financial condition, results of operations or business of USLICO or any of the USLICO Subsidiaries. Since December 31, 1990, to the best knowledge of USLICO there has not been any violation or infringement by USLICO or any of the USLICO Subsidiaries of any intellectual property right of any other person, or any claim of such infringement, that has not been resolved and is continuing, and neither USLICO nor any of the USLICO Subsidiaries has given to or made with any other person any indemnification, forbearance to sue or settlement for infringement of any intellectual property right.

        (m) NO SECURED DEBT. Except as set forth in the USLICO Disclosure Letter, there is not now, and there will not be immediately prior to the Effective Time, any secured debt (including capitalized leases) of USLICO or any of the USLICO Subsidiaries, except for (i) capitalized leases of less than $1 million in the aggregate as to USLICO and the USLICO Subsidiaries, or (ii) capitalized leases of USLICO or any of the USLICO Subsidiaries that are not reflected (and should not be reflected in accordance with generally accepted accounting principles) on the consolidated financial statements of USLICO, and, in either case, the existence of which does not violate the terms of any material note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment to which USLICO or any of the USLICO Subsidiaries is a party or by which USLICO or any of the USLICO Subsidiaries or any of the assets or properties thereof is bound or encumbered.

        (n) OPINION OF FINANCIAL ADVISOR. The USLICO Board has received from Merrill Lynch, Pierce, Fenner & Smith Incorporated a written opinion, dated on or prior to the date of this Agreement, to the effect that the terms of the Merger are fair to the shareholders of USLICO from a financial point of view.

III.  COVENANTS OF USLICO

    3.1 CONDUCT OF BUSINESS BY USLICO AND USLICO SUBSIDIARIES PENDING THE MERGER. USLICO covenants and agrees with NCI that, with respect to USLICO and the USLICO Subsidiaries, prior to the Effective Time, unless NCI shall otherwise agree in writing or as is otherwise expressly contemplated by this Agreement:

        (a) The businesses of USLICO and the USLICO Subsidiaries will be conducted only in, and USLICO and the USLICO Subsidiaries will not take any material action except in, the ordinary course of business and consistent with prior practices.

        (b) Each of USLICO and the USLICO Subsidiaries will not directly or indirectly do any of the following: (i) issue, sell, pledge, dispose of or encumber (A) any shares of capital stock of USLICO or any of the USLICO Subsidiaries, except the issuance of shares of USLICO Common Stock upon conversion of USLICO Debentures, pursuant to the USLICO Rights Agreement, upon exercise by NCI of the USLICO Option Agreement or upon exercise of USLICO Stock Options outstanding as of the date hereof and referred to in
    Section 2.2(b)(ii), (B) any investment assets of USLICO or any of the USLICO Subsidiaries other than in the ordinary course of business consistent with prior practices or in transactions not in excess of $20 million in the aggregate, or (C) any other assets or properties of USLICO or any of the USLICO Subsidiaries other than in the ordinary course of business and consistent with prior practices or in transactions not in excess of $5 million in the aggregate; (ii) amend or propose to amend its charter or bylaws; (iii) split, combine or reclassify any outstanding capital stock, or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise with respect to its capital stock whether now or hereafter outstanding, except for (A) cash dividends from one of the USLICO Subsidiaries paid to USLICO or another of the USLICO Subsidiaries and
    (B) regular quarterly cash dividends of not more than $.06 per share per quarter on USLICO Common Stock and a special cash dividend of not more than $.45 per share on USLICO Common Stock; (iv) redeem, purchase or acquire or offer to acquire any of their capital stock other than as contemplated by
    Section 3.7; or (v) agree or commit to do any of the foregoing.

        (c) Each of USLICO and the USLICO Subsidiaries will not directly or indirectly do any of the following: (i) grant, issue, sell, pledge or dispose of any options, warrants or rights of any kind to acquire any shares of any class of capital stock of USLICO or any of the USLICO Subsidiaries or any securities that are convertible or exchangeable therefor; (ii) acquire (whether by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof; (iii) incur any indebtedness for borrowed money or issue any debt securities, except under the existing line of credit with Crestar Bank, National Association; (iv) cancel any material debts or obligations owing to it, except in connection with the settlement of policy claims; (v) liquidate or merge into or consolidate with any other corporation; or (vi) agree or commit to do any of the foregoing.

        (d) Each of USLICO and the USLICO Subsidiaries will not enter into, amend in any material respect, terminate or waive any material right under any contract or agreement referred to in Clause (iii) of Section 2.2(e) or that would have been disclosed pursuant to such clause if such contract or agreement had been in effect as of the date hereof; provided however, that this Section 3.1(d) shall not prohibit USLICO or any of the USLICO Subsidiaries from taking any of the following actions in the ordinary course of business and consistent with prior practices: accepting or reinsuring insurance or annuity risks, or entering into, modifying or terminating agency contracts; provided however, that USLICO will consult with NCI prior to terminating any agency contract referred to in Clause (iii) of Section 2.2(e) or that would have been disclosed pursuant to such clause if such contract had been in effect as of the date hereof.

        (e) Each of USLICO and the USLICO Subsidiaries will not enter into or amend any employment, consulting, separation or termination agreement, arrangement or understanding nor take any action with respect to the grant of any separation or termination pay or with respect to any increase of benefits payable under its separation or termination pay policies or agreements or arrangements in effect as of the date hereof; provided however, that this Section 3.1(e) shall not prohibit entering into employment agreements, arrangements or understandings to the extent permitted by Section 3.1(f) or payments by USLICO or any of the USLICO Subsidiaries in excess of those provided for under existing separation or termination pay policies if made in settlement of employment termination claims arising in the ordinary course and the amount of such payments is consistent with prior practices.

        (f) Each of USLICO and the USLICO Subsidiaries will not (i) hire any new executive employee, (ii) except as set forth in the USLICO Disclosure Letter, hire any new management employee with annual compensation greater than $60,000, (iii) except for replacements in the ordinary course of business consistent with prior practices, hire any other new employee, (iv) except in the ordinary course of business consistent with prior practices, increase the compensation of any employee, or (v) adopt or amend (except to comply with applicable law) any bonus, profit sharing, compensation, stock option, pension, retirement, separation, deferred compensation or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of, any employee or former employee.

        (g) Each of USLICO and the USLICO Subsidiaries will not make any capital expenditure or commitment for which it is not contractually bound at the date hereof except (i) necessary replacements in the ordinary course of business consistent with past practices, and (ii) other capital expenditures and commitments not to exceed $1 million in the aggregate. All capital expenditures and commitments in excess of $50,000 for which USLICO and the USLICO Subsidiaries are contractually bound at the date hereof are disclosed in the USLICO Disclosure Letter.

        (h) Subject to the provisions hereof, USLICO will use all reasonable efforts (i) to preserve intact the business organization of USLICO, USLIC, BSLIS and each of the other USLICO Subsidiaries, including without limitation their current product distribution systems, to maintain in effect any licenses, franchises, authorizations or similar rights material to the businesses of USLICO and the USLICO Subsidiaries, to keep available the services of their respective current officers and key employees and to preserve the goodwill of those having relationships with USLICO or any of the USLICO Subsidiaries, and (ii) to cooperate with NCI in jointly communicating with USLICO's employees and with members of USLICO's product distribution system, including independent contractors, regarding the Merger and continuing operations after consummation of the Merger.

    3.2 JOINT PROXY STATEMENT. As promptly as practicable after the date hereof, USLICO will cooperate with NCI in drafting and will file with the SEC under the 1934 Act, and will use all reasonable efforts to have cleared by the SEC, a joint proxy statement (the "Joint Proxy Statement") with respect to the meeting of shareholders of USLICO referred to in Section 3.3, and USLICO will cooperate with NCI in drafting the Registration Statement (of which the Joint Proxy Statement is a part). The Joint Proxy Statement (as it relates to USLICO) will comply as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC, and the Registration Statement (with respect to information concerning USLICO or the USLICO Subsidiaries furnished by or on behalf of USLICO to NCI specifically for use therein) and the Joint Proxy Statement (except with respect to data and information concerning NCI and the NCI Subsidiaries furnished by or on behalf of NCI to USLICO specifically for use therein) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. Subject to the provisions of Section 3.4, the Joint Proxy Statement will contain the recommendation of the USLICO Board that the shareholders of USLICO vote to approve and adopt the Merger and this Agreement. USLICO will promptly notify NCI in writing if prior to the Effective Time it shall obtain knowledge of any fact that would make it necessary to amend the Joint Proxy Statement (or the Registration Statement) in order to render the statements made therein not misleading or to comply with applicable law. USLICO will promptly furnish to NCI a true and complete copy of each written communication of USLICO with the SEC with respect to the Joint Proxy Statement and will promptly advise NCI of the substance of each such oral communication.

    3.3    MEETING OF  SHAREHOLDERS OF  USLICO.   Subject  to the  provisions of
Section 3.4, as soon as the parties may agree after the date hereof, but in no event later than the earliest practicable date after receipt of all necessary permits, consents and approvals contemplated by Section 6.1(h), USLICO will take all action necessary in accordance with the Virginia Law and its articles of incorporation and bylaws to convene a meeting of its shareholders to consider and vote upon approval and adoption of the Merger and this Agreement, the USLICO Board will recommend that the shareholders of USLICO vote to approve and adopt the Merger and this Agreement and USLICO will mail the Joint Proxy

Statement to its shareholders, will use all reasonable efforts to solicit from its shareholders proxies in favor of such approval and adoption and will take all other action reasonably necessary or helpful to secure a vote of its shareholders in favor of such approval and adoption.

    3.4 NO SOLICITATION OF ACQUISITION TRANSACTIONS. Each of USLICO and the USLICO Subsidiaries will not directly or indirectly, through any director, officer, employee, agent, representative or otherwise, solicit, initiate or intentionally encourage submission of any inquiries, proposals or offers from any person or entity (other than NCI) relating to any merger, consolidation, share exchange, purchase or other acquisition of all or (other than in the ordinary course of business) any substantial portion of the assets of or any substantial equity interest in USLICO or any of the USLICO Subsidiaries or any business combination with USLICO or any of the USLICO Subsidiaries (collectively, an "Acquisition Transaction"), or participate in any discussions or negotiations regarding, or furnish to any other person any information with respect to USLICO or any of the USLICO Subsidiaries or afford access to the properties, books or records of USLICO or any of the USLICO Subsidiaries for the purposes of, or cooperate with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to seek or effect an Acquisition Transaction; provided however, that (a) USLICO and the USLICO Subsidiaries may furnish or cause to be furnished any information with respect to USLICO or any of the USLICO Subsidiaries and their respective business, properties or assets, or afford access to the properties, books or records of USLICO or any of the USLICO Subsidiaries, to a third party, (b) USLICO and the USLICO Subsidiaries may cooperate with, assist or engage in discussions or negotiations with a third party with respect to an Acquisition Transaction, and
(c) following (i) receipt of a proposal or offer relating to an Acquisition Transaction or (ii) withdrawal of (or failure to update at the time of mailing of the Joint Proxy Statement) the opinion referred to in Section 2.2(n), the USLICO Board may fail to make, withdraw or modify its recommendation of the Merger to the shareholders of USLICO, and USLICO may fail to disseminate the Joint Proxy Statement, fail to solicit proxies or fail to take other action to secure a favorable vote of its shareholders for the Merger or fail to hold a meeting of its shareholders to vote on the Merger, but in each case referred to in Clauses (a), (b) and (c) of this Section 3.4, only to the extent that the USLICO Board shall determine (after consultation with Rogers & Wells or other outside counsel knowledgeable in corporate fiduciary matters) that such action is necessary in order for the USLICO Board to act in accordance with its fiduciary obligations under applicable law. In addition, following receipt of a proposal or offer relating to an Acquisition Transaction, USLICO may take and disclose to its shareholders a position contemplated by Rule 14e-2 or Rule 14d-9 under the 1934 Act or otherwise make a disclosure to its shareholders. USLICO will promptly notify NCI if any such inquiry, proposal or offer, or any contact with any person or entity with respect thereto, is made, describing to NCI the substance thereof.

    3.5 ACCESS TO INFORMATION. From the date hereof to the Effective Time, each of USLICO and the USLICO Subsidiaries will, and their respective directors, officers, employees, agents and representatives will, afford the officers, employees, agents and representatives of NCI reasonable access at all reasonable times to the officers, employees, representatives, properties, books and records of USLICO and the USLICO Subsidiaries, and to the books and records of any predecessors thereof in the possession of USLICO or any of the USLICO Subsidiaries, and will furnish to NCI all financial, operating and other data and information as NCI, through its officers, employees or representatives, may reasonably request. USLICO agrees to hold in confidence all, and not to disclose to others for any reason whatsoever any, non-public information received by it pursuant to Section 4.6 or otherwise in connection with the transactions contemplated hereby, except (a) as required by law, (b) for disclosure to directors, officers, employees, agents and representatives as necessary to the Merger or as necessary to the operation of its and NCI's businesses, and (c) for information that becomes publicly available other than through USLICO or any of the USLICO Subsidiaries or their respective directors, officers, employees, agents or representatives. In the event that this Agreement is terminated, upon receipt of a written request from NCI, USLICO will return to NCI all documents and other material (and all copies thereof) obtained from NCI or any of the NCI Subsidiaries in connection with the transactions contemplated hereby and will destroy all documents and other material prepared by USLICO or any of the USLICO Subsidiaries, or their respective directors, officers, employees, agents and representatives, that reflect any such non-public information received by any of them in connection with the transactions contemplated hereby.

    3.6 DISSENTERS' RIGHTS. USLICO will not amend its articles of incorporation or otherwise take any action that would negate the application of
Section 13.1-730C of the Virginia Law, to the effect that the shareholders of USLICO shall have no rights of dissent with respect to the Merger or the other transactions contemplated hereby.

    3.7   REDEMPTION  OF USLICO RIGHTS.   On or  prior to the  last business day
before the Closing Date, the USLICO Board will redeem all USLICO Rights in accordance with the terms of the USLICO Rights Agreement and applicable law.

    3.8 TAX CERTIFICATE. Immediately prior to the Effective Time, USLICO will deliver a certificate to NCI and its tax counsel making the representations and warranties substantially in the form attached hereto as Exhibit 3.8.

IV.  COVENANTS OF NCI

    4.1 CONDUCT OF BUSINESS BY NCI AND NCI SUBSIDIARIES PENDING THE MERGER. NCI covenants and agrees with USLICO that, with respect to NCI and the NCI Subsidiaries, prior to the Effective Time, unless USLICO shall otherwise agree in writing or as is otherwise expressly contemplated by this Agreement:

        (a) The businesses of NCI and the NCI Subsidiaries will be conducted only in, and NCI and the NCI Subsidiaries will not take any material action except in, the ordinary course of business and consistent with prior practices.

        (b) Each of NCI and the NCI Subsidiaries will not directly or indirectly do any of the following: (i) issue, sell, pledge, dispose of or encumber (A) any shares of capital stock of NCI or any of the NCI Subsidiaries, except the issuance of NCI capital stock pursuant to the NCI DRIP, upon conversion of NCI ESOP Preferred Stock, pursuant to the NCI Rights Agreement or upon the exercise of options referred to in Section 2.1(b)(ii), (B) any investment assets of NCI or any of the NCI Subsidiaries other than in the ordinary course of business and consistent with prior practices or in transactions not in excess of $200 million in the aggregate, or (C) any other assets or properties of NCI or any of the NCI Subsidiaries other than in the ordinary course of business consistent with prior practices or in transactions not in excess of $50 million in the aggregate; (ii) amend or propose to amend its charter or bylaws; (iii) split, combine or reclassify any outstanding capital stock, or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise with respect to its capital stock whether now or hereafter outstanding, except for (A) cash dividends from one of the NCI Subsidiaries to NCI or another of the NCI Subsidiaries, (B) regular cash dividends on NCI's preferred stock and (C) regular quarterly cash dividends on NCI Common Stock; (iv) except as described in the NCI Disclosure Letter, redeem, purchase or acquire or offer to acquire any of their capital stock; or (v) agree or commit to do any of the foregoing.

        (c) Each of NCI and the NCI Subsidiaries will not directly or indirectly do any of the following: (i) except pursuant to existing agreements and plans referred to in Section 2.1(b)(ii), grant, issue, sell, pledge or dispose of any options, warrants or rights of any kind to acquire shares of any class of capital stock of NCI or any of the NCI Subsidiaries or any securities that are convertible or exchangeable therefor; (ii) acquire (whether by way of merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof with gross revenues in excess of $35 million during its last fiscal year or a net asset value in excess of $50 million; (iii) incur any indebtedness for borrowed money or issue any debt securities, except under (A) the existing $180 million commercial paper facility and related loan agreement among First National Bank of Chicago, as agent, the lenders named therein and Washington Square Mortgage Company providing a $180 million back-up credit facility for the commercial paper facility, (B) the $25 million commercial paper facility between NCI and Nicollet Funding Corp., (C) the loan agreement among First National Bank of Chicago, as agent, the lenders named therein and Washington Square Capital, Inc. and NCI providing credit facilities with a combined aggregate limit of $25 million on outstanding extensions of credit to back up the $25 million commercial paper facility or to provide bank loans, and (D) any refinancing of any of the foregoing; (iv) cancel any material debts or obligations owing to it, except in connection with the settlement of policy claims; (v) liquidate or merge into or consolidate with any other corporation; or (vi) agree or commit to do any of the foregoing.

        (d) Subject to the provisions hereof, NCI will use all reasonable efforts (i) to preserve intact the business organization of NCI and each of the NCI Subsidiaries, including without limitation their current product distribution systems, to maintain in effect any licenses, franchises, authorizations or similar rights material to the businesses of NCI and the NCI Subsidiaries and to preserve the goodwill of those having relationships with NCI or any of the NCI Subsidiaries and (ii) to cooperate with USLICO in jointly communicating with USLICO's employees and with members of USLICO's product distribution system, including independent contractors, regarding the Merger and continuing operations after consummation of the Merger.

    4.2 JOINT PROXY STATEMENT. As promptly as practicable after the date hereof, NCI will cooperate with USLICO in drafting and will file with the SEC under the 1934 Act, and will use all reasonable efforts to have cleared with the SEC, the Joint Proxy Statement with respect to the meeting of stockholders of NCI referred to in Section 4.3. The Joint Proxy Statement (as it relates to NCI) will comply as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC and (except with respect to data and information concerning USLICO and the USLICO Subsidiaries furnished by or on behalf of USLICO to NCI specifically for use therein) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. The Joint Proxy Statement will contain the recommendation of the NCI Board that the stockholders of NCI vote to approve and adopt the Merger and this Agreement. NCI will promptly notify USLICO in writing if prior to the Effective Time it shall obtain knowledge of any fact that would make it necessary to amend the Joint Proxy Statement in order to render the statements made therein not misleading or to comply with applicable law. NCI will promptly furnish to USLICO a true and complete copy of each written communication of NCI with the SEC with respect to the Joint Proxy Statement and will promptly advise USLICO of the substance of each such oral communication.

    4.3 MEETING OF STOCKHOLDERS OF NCI. As soon as the parties may agree after the date hereof, but in no event later than the earliest practicable date after receipt of all necessary permits, consents and approvals contemplated by Section 6.1(h), NCI will take all action necessary in accordance with the Delaware Law and the Certificate and the By-Laws to convene a meeting of its stockholders to consider and vote upon approval and adoption of the Merger and this Agreement, the NCI Board will recommend that the stockholders of NCI vote to approve and adopt the Merger and this Agreement, and NCI will mail the Joint Proxy Statement to its stockholders, will use all reasonable efforts to solicit from its stockholders proxies in favor of such approval and adoption and will take all other action reasonably necessary or helpful to secure a vote of its stockholders in favor of such approval and adoption.

    4.4 REGISTRATION STATEMENT. As promptly as practicable after the date hereof, NCI will file with the SEC a registration statement (the "Registration Statement") on an appropriate form under the 1933 Act with respect to the offering, sale and delivery of the shares of NCI Common Stock to be issued pursuant to the Merger, and NCI will use all reasonable efforts to cause such Registration Statement to become effective as promptly as practicable after filing and to cause the shares of NCI Common Stock to be issued pursuant to the Merger to be duly listed for trading on the New York Stock Exchange. NCI will also use all reasonable efforts to take action required to be taken under state securities laws in connection with the issuance of NCI Common Stock pursuant to the Merger. The Registration Statement will comply as to form in all material respects with the requirements of the

1933 Act and the 1934 Act and the rules and regulations of the SEC and (except with respect to data and information concerning USLICO and the USLICO Subsidiaries furnished by or on behalf of USLICO to NCI specifically for use therein) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. NCI will advise USLICO promptly in writing if prior to the Effective Time it shall obtain knowledge of any fact that would make it necessary to amend the Registration Statement in order to render the statements made therein not misleading or to comply with applicable law. NCI will promptly furnish to USLICO a true and complete copy of each written communication of NCI with the SEC with respect to the Registration Statement and will promptly advise USLICO of the substance of each such oral communication.

    4.5 ASSUMPTION OF CERTAIN OBLIGATIONS. NCI will execute and deliver, on or prior to the Effective Time, supplemental indentures or assumption agreements with respect to debentures and notes of USLICO or any of the USLICO Subsidiaries listed in the USLICO Disclosure Letter to the extent that such supplemental indentures or assumption agreements may be required under the terms of the indentures or note agreements relating to such securities in order to reflect the consummation of the transactions contemplated hereby.

    4.6 ACCESS TO INFORMATION. From the date hereof to the Effective Time, each of NCI and the NCI Subsidiaries will, and their respective directors, officers, employees, agents and representatives will, afford the officers, employees, agents and representatives of USLICO reasonable access at all reasonable times to the officers, employees, representatives, properties, books and records of NCI and the NCI Subsidiaries, and the books and records of any predecessors thereof in the possession of NCI or any of the NCI Subsidiaries, and will furnish to USLICO all financial, operating and other data and information as USLICO, through its officers, employees or representatives, may reasonably request. NCI agrees to hold in confidence all, and not to disclose to others for any reason whatsoever any, non-public information received by it pursuant to Section 3.5 or otherwise in connection with the transactions contemplated hereby, except (a) as required by law, (b) for disclosure to directors, officers, employees, agents and representatives as necessary to the Merger or as necessary to the operation of its and USLICO's businesses, and (c) for information that becomes publicly available other than through NCI or any of the NCI Subsidiaries or their respective directors, officers, employees, agents or representatives. In the event that this Agreement is terminated, upon receipt of a written request from USLICO, NCI will return to USLICO all documents and other material (and all copies thereof) obtained from USLICO or any of the USLICO Subsidiaries in connection with the transactions contemplated hereby and will destroy all documents and other material prepared by NCI or any of the NCI Subsidiaries, or their respective directors, officers, employees, agents and representatives, that reflect any such non-public information received by any of them in connection with the transactions contemplated hereby.

    4.7 RESERVATION OF NCI CAPITAL STOCK. Prior to the Effective Time, NCI shall reserve for issuance, out of its authorized but unissued capital stock,
(a) such number of shares of NCI Common Stock as may be issuable upon consummation of the Merger (taking into consideration the number of shares of USLICO Common Stock that may be issuable pursuant to Sections 2.2(b)(ii) and 4.12) and (b) such number of shares of NCI Junior Preferred Stock as may be necessary for the Rights to attach to the shares of NCI Common Stock referred to in Clause (a) of this Section 4.7.

    4.8   TAX CERTIFICATE.   Immediately prior  to the Effective  Time, NCI will
deliver a certificate to USLICO and its tax counsel making the representations and warranties substantially in the form attached hereto as Exhibit 4.8.

    4.9  EMPLOYEE BENEFITS.

        (a) Without limiting the obligations of NCI to assume any USLICO employee benefit plan, program, policy, contract, agreement or arrangement as may arise by operation of law, at the Effective Time NCI will assume the USLICO employee benefit plans, programs, policies, contracts, agreements and arrangements set forth in Exhibit 4.9(a) hereto (the "USLICO Plans") and shall succeed to all rights of USLICO as the employer or sponsor under the USLICO Plans to amend, modify or terminate the same in accordance with their terms and applicable law, except to the extent otherwise expressly provided in Exhibit 4.9(b) hereto. For purposes of any of the USLICO Plans that contains a provision relating to a change in control of USLICO, NCI acknowledges that the consummation of the Merger constitutes such a change in control.

        (b) Following the Effective Time, NCI agrees to furnish to employees who are employees of USLICO or any of the USLICO Subsidiaries the employee benefit plans, programs, policies and arrangements set forth in Exhibit 4.9(b) hereto (the "NCI Plans"), subject, except to the extent otherwise expressly provided in Exhibit 4.9(b) hereto, to its rights as the employer or sponsor under the NCI Plans to amend, modify or terminate the same in accordance with their terms and applicable law.

        (c) Nothing contained in this Section 4.9 or elsewhere in this Agreement shall confer, or be deemed to confer, upon any person who is an employee of NCI or any of the NCI Subsidiaries or of USLICO or any of the USLICO Subsidiaries any rights to continued employment or, except as expressly provided in Exhibit 4.9(b) hereto, to continuation of any benefit plans, programs, policies or arrangements, including the USLICO Plans and the NCI Plans, for any particular period of time following consummation of the Merger.

    4.10 CONTINUING DIRECTOR. At or prior to the Effective Time, NCI will take such action as may be necessary to appoint or elect one person, designated by the USLICO Board and reasonably acceptable to NCI, to the NCI Board in the class of directors whose term expires in 1995 effective as of the Effective Time, and, subject to its fiduciary duties, the NCI Board shall nominate and solicit proxies for the re-election of such director for a period or periods ending not less than three years after the Effective Time.

    4.11  INDEMNIFICATION.

        (a) NCI agrees that from and after the Effective Time it will assume and honor the indemnification obligations of USLICO set forth in Article IX of the bylaws of USLICO as in effect on the date hereof with respect to any and all persons described in such bylaw provision (the "indemnitees") as to any matter arising out of any action or omission of any such indemnitee prior to the Effective Time (including without limitation indemnification for any claim that is based upon, arises out of or in any way relates to the Merger, the Registration Statement, the Joint Proxy Statement, this Agreement or any of the transactions contemplated hereby) and that such indemnitees shall be entitled to the full benefits of, and NCI shall be bound by, such bylaw provision as though such bylaw provision continued in full force and effect after the Effective Time as an obligation of NCI with respect to such matters.

        (b) NCI agrees that from and after the Effective Time it will assume and honor any obligation of USLICO immediately prior to the Effective Time under any indemnification agreement for the benefit of present or former directors or officers of USLICO to which USLICO is a party as of the date hereof and which has heretofore been disclosed to NCI.

        (c) NCI agrees that for a period of six years from and after the Effective Time it will provide directors' and officers' liability insurance coverage for the benefit of the indemnitees on substantially the same terms and conditions as from time to time is provided by NCI for its directors and officers; provided however, that this Section 4.11(c) shall not prohibit NCI from modifying or terminating any such coverage for the indemnitees with the modification or termination of its directors' and officers' liability insurance coverage generally.

        (d) In the event NCI or any of its successors or assigns (i) reorganizes or consolidates with or merges into or enters into another business combination transaction with any other person or entity and is not the resulting, continuing or surviving corporation or entity of such consolidation, merger or transaction, or (ii) liquidates, dissolves or transfers all or substantially all of its

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
    properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of NCI assume the obligations set forth in this Section 4.11.

        (e) This Section 4.11 shall be construed as an agreement, as to which the indemnitees are intended to be third-party beneficiaries, between NCI and such indemnitees as unaffiliated third parties and is not subject to any limitations to which NCI may be subject in indemnifying its own directors or officers or other persons.

    4.12  USLICO OPTIONS.

        (a) Immediately prior to the Effective Time, at the option of the optionee (pursuant to such procedure as may be implemented by USLICO in its discretion), USLICO shall purchase each unexercised USLICO Option outstanding as of the date hereof at a cash price per share of USLICO Common Stock subject to the option equal to the excess of (A) the average of the per share closing prices of USLICO Common Stock on the New York Stock Exchange Composite Tape for the three trading days immediately prior to the Closing Date, over (B) the exercise price per share of USLICO Common Stock subject to the option. Upon and after the Effective Time each such unexercised USLICO Option outstanding immediately prior to the Effective Time that is not so purchased will be assumed by NCI in a manner that will cause NCI to be a corporation "assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of Section 422(a)(2) of the Code or, to the extent that Section 422 of the Code does not apply to the option, would cause NCI to be such a corporation if Section 422 of the Code were applicable to the option. The USLICO Options assumed by NCI will be exercisable upon the same terms and conditions as under the applicable USLICO Option Plans or the governing option agreements (taking into account, without limitation, provisions under which the exercisability of options would be accelerated on account of the transactions contemplated hereby), as the case may be, except that (i) the option shall be exercisable for that number of shares of NCI Common Stock (and, in certain circumstances, the right to be paid in cash in certain amounts) as would have been received pursuant to Section 1.6(b) at the Effective Time of the Merger for the shares of USLICO Common Stock subject to the option had the option been exercisable and exercised immediately prior to the Effective Time, and any fractional share of NCI Common Stock shall be settled at the time the option is exercised by a cash payment equal to the fair market value of such fractional share, and (iii) the exercise price per share of NCI Common Stock issuable upon the exercise of the option shall be an amount equal to the option price per share of the USLICO Common Stock in effect immediately prior to the Effective Time, divided by the Exchange Ratio or Revised Exchange Ratio, as the case may be, rounded upward to the nearest full cent; provided that in no event shall the Merger be deemed an event that terminates the option.

        (b) Promptly after the Effective Time, NCI will file and use all reasonable efforts to obtain effectiveness under the 1933 Act of one or more registration statements on Form S-8, or other applicable form, in respect of shares of NCI Common Stock into which USLICO Options that have been converted under this Section 4.12 are exercisable. NCI further agrees to use all reasonable efforts to keep such registration statement or statements effective by means of all required supplements or amendments thereto until all shares of NCI Common Stock issuable upon exercise of such USLICO Options have been issued upon exercise thereof or such options have terminated, as the case may be.

V.  MUTUAL COVENANTS

    5.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, except as follows: (a) if (i) there has been no material breach by NCI of the representations, warranties, covenants and agreements of NCI under this Agreement (a "Material Breach") and (ii) this Agreement is terminated pursuant to Section 7.1(g), then USLICO will promptly thereafter, but in no event later than three business days after receiving a written request by NCI therefor, pay to NCI the amount of $1 million to reimburse NCI for its expenses incurred in connection with this Agreement and the transactions contemplated hereby; (b) under the circumstances described in Clause (a) of this sentence, if at the time of, or within 60 days after, this Agreement is terminated an Acquisition Proposal (as defined below) is outstanding and if the Acquisition Proposal, as it may be modified, or a substitute, alternative or other Acquisition Proposal, is consummated within twelve months after this Agreement is terminated, then USLICO will at the time of such consummation or promptly thereafter, but in no event later than three business days after receiving a written request by NCI therefor, pay to NCI the additional amount of $9 million; (c) if (i) there has been no Material Breach by NCI, (ii) the Merger is not approved by the shareholders of USLICO as described in Section 6.1(a) and this Agreement is terminated pursuant to Section 7.1(c), and (iii) at the time of the meeting of the shareholders of USLICO contemplated by Section 3.3 an Acquisition Proposal is outstanding, then USLICO will promptly thereafter, but in no event later than three business days after receiving a written request by NCI therefor, pay to NCI the amount of $1 million to reimburse NCI for its expenses incurred in connection with this Agreement and the transactions contemplated hereby; (d) under the circumstances described in Clause (c) of this sentence, if the Acquisition Proposal set forth in Clause (c) (iii) of this sentence, as it may be modified, or a substitute, alternative or other Acquisition Proposal, is consummated within twelve months after this Agreement is terminated, then USLICO will at the time of such consummation or promptly thereafter, but in no event later than three business days after receiving a written request by NCI therefor, pay to NCI the additional amount of $9 million; and (e) if (i) there has been no material breach by USLICO of the representations, warranties, covenants and agreements of USLICO under this Agreement and (ii) the Merger is not approved by the stockholders of NCI as described in Section 6.1(a) and this Agreement is terminated pursuant to Section 7.1(c), then NCI will promptly thereafter, but in no event later than three business days after receiving a written request by USLICO therefor, pay to USLICO the amount of $1 million to reimburse USLICO for its expenses incurred in connection with this Agreement and the transactions contemplated hereby. As used herein, an "Acquisition Proposal" shall mean a publicly-announced offer, or a publicly-announced intent to make an offer, from a party other than NCI or its affiliates, to acquire USLICO or USLIC or BSLIS in a merger, consolidation, share exchange or other business combination or joint venture, to acquire all or substantially all of the assets of USLICO or USLIC or BSLIS or a substantial part of the assets of USLICO and the USLICO Subsidiaries, taken as a whole, or to acquire at least 50% of the outstanding USLICO Common Stock or at least 50% of the equity interests in USLIC or BSLIS, or a negotiated transaction for any of the foregoing.

    5.2 ADDITIONAL AGREEMENTS. In accordance with the terms and subject to the conditions hereof, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to fulfill the conditions and consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

    5.3 NOTIFICATION OF CERTAIN MATTERS. USLICO will give prompt notice to NCI, and NCI will give prompt notice to USLICO, of (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and (b) any material failure of USLICO or NCI, or any director, officer, employee, agent or representative thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

    5.4 AGREEMENT TO DEFEND. In the event any claim, action, suit, investigation or other proceeding by any governmental body or other person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, whether before or after the Effective Time, the parties hereto agree to cooperate and use all reasonable efforts to defend against and respond thereto.

    5.5 COMPLIANCE WITH HSR ACT. Each of NCI and USLICO will use all reasonable efforts to (a) file as promptly as possible and in any event within 20 days after the date of this Agreement with the Department of Justice and the Federal Trade Commission any premerger notification required of it under the HSR Act, (b) respond promptly to any inquiries from the Department of Justice or the Federal Trade Commission in connection with the transactions contemplated hereby, and (c) obtain the earliest possible termination or waiver of any applicable HSR Act waiting period.

    5.6 SECURITIES LAWS. NCI and USLICO acknowledge that the transactions contemplated hereby are subject to the provisions of the 1933 Act and Rule 145 thereunder and of the 1934 Act. Each of NCI and USLICO agrees to provide promptly to the other such data and information concerning its financial condition, assets and properties, affairs, operations and businesses as may be required or appropriate for inclusion in the Registration Statement or in the Joint Proxy Statement and to cause its counsel, investment advisors, accountants and actuaries to cooperate with the other's counsel, investment advisors, accountants and actuaries in the preparation of the Registration Statement and the Joint Proxy Statement. Each of NCI and USLICO agrees to use its reasonable efforts to have the Registration Statement declared effective under the 1933 Act as soon as may be practicable. Upon the declaration of the effectiveness of the Registration Statement and subject to the provisions of this Agreement and the receipt of the letters and opinions contemplated by Sections 6.1(f), 6.1(g), 6.2(d) and 6.3(c), NCI and USLICO will distribute the Joint Proxy Statement to the stockholders of NCI and the shareholders of USLICO not less than 25 business days prior to the respective meeting of stockholders of NCI and meeting of shareholders of USLICO. NCI shall not be required to maintain the effectiveness of the Registration Statement for the purpose of resale by shareholders of USLICO who may be "affiliates" pursuant to Rule 145 under the 1933 Act.

VI.  CONDITIONS

    6.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party hereto to effect the Merger and to consummate the other transactions contemplated hereby will be subject to the fulfillment at or prior to the Closing of the following conditions:

        (a) The Merger and this Agreement shall have been approved and adopted by the requisite vote of the stockholders of NCI and the shareholders of USLICO as required by law, by, with respect to NCI, the rules of the New York Stock Exchange and by any applicable provisions of their respective charters and bylaws.

        (b) The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

        (c) No order shall have been entered and remain in effect in any action or proceeding before any foreign, Federal or state court or governmental agency or other foreign, Federal or state regulatory or administrative agency or commission that would prevent or make illegal the consummation of the Merger.

        (d) The Registration Statement shall be effective, and all post-effective amendments filed with the SEC (if any) shall have been declared effective or shall have been withdrawn, and no stop-order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the parties, threatened by the SEC.

        (e) The shares of NCI Common Stock into which the shares of USLICO Common Stock are to be converted pursuant to this Agreement shall have been approved for listing on the New York Stock Exchange subject to official notice of issuance.

        (f) On the date of the Joint Proxy Statement, NCI and USLICO shall have received a letter (in form and substance as is customary in a registered public offering) from Deloitte & Touche, independent public accountants of NCI, dated as of such date, in connection with such accountants' review of certain data and information contained in the Registration Statement and the Joint Proxy Statement.

        (g) On the date of the Joint Proxy Statement and the NCI prospectus constituting a part of the Registration Statement, USLICO and NCI shall have received a letter (in form and substance as is customary in a registered public offering) from KPMG Peat Marwick, independent public accountants of USLICO, dated such date, in connection with such accountants' review of certain data and information contained in the Registration Statement and the Joint Proxy Statement.

        (h) There shall have been obtained permits, consents and approvals of insurance, securities or "blue sky" commissions or agencies of any jurisdiction and of other governmental bodies or agencies that may reasonably be deemed necessary so that the consummation of the Merger and the other transactions contemplated hereby will be in compliance with applicable laws, and they shall not contain (i) any condition that, in the judgment of NCI reasonably exercised, would reasonably be expected to result in a material adverse change in the financial condition, results of operations or businesses of either NCI and the NCI Subsidiaries, taken as a whole, or USLICO and the USLICO Subsidiaries, taken as a whole, or (ii) any condition that, in the judgment of USLICO reasonably exercised, would reasonably be expected to result in a material adverse change in the financial condition, results of operations or businesses of NCI and the NCI Subsidiaries, taken as a whole.

    6.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF NCI. The obligations of NCI to effect the Merger and to consummate the other transactions contemplated hereby are, at the option of NCI, also subject to the fulfillment at or prior to the Closing of the following conditions:

        (a)  The representations and  warranties of USLICO  contained in Section
    2.2 shall be accurate in all material respects as of the date of this Agreement, and there shall be no inaccuracy in any such representations and warranties as of the Closing Date except to the extent that any such inaccuracy individually or in the aggregate does not constitute a material adverse change in the financial condition, results of operations or businesses of USLICO and the USLICO Subsidiaries, taken as a whole; all of the terms, covenants and conditions of this Agreement to be complied with and performed by USLICO at or before the Closing shall have been duly complied with and performed in all material respects; and a certificate to the foregoing effect dated as of the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of USLICO shall have been delivered to NCI.

        (b) Since the date of this Agreement, no material adverse change in the financial condition, results of operations or businesses of USLICO and the USLICO Subsidiaries, taken as a whole, shall have occurred (excluding for these purposes the effect of any conditions, events and developments adversely affecting the life insurance industry generally), and a certificate to such effect dated as of the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of USLICO shall have been delivered to NCI.

        (c) Holders of shares of USLICO Common Stock shall not have dissenters' rights with respect to the Merger or the other transactions contemplated hereby, as provided in Section 13.1-730C of the Virginia Law.

        (d) On the date of the Joint Proxy Statement, the NCI Board shall have received from Donaldson, Lufkin & Jenrette Securities Corporation a written update, dated as of such date, confirming the opinion referred to in Section 2.1(m).

        (e) NCI shall have received written opinions of counsel to USLICO and general counsel of USLICO, dated as of the Closing Date, substantially to the effect set forth in Exhibit 6.2(e) hereto.

        (f) The NCI Board shall have received a written opinion of counsel to NCI, in form and substance reasonably satisfactory to the NCI Board, dated as of the Closing Date, to the effect that the Merger will qualify as a reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Code.

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
    6.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF USLICO. The obligations of USLICO to effect the Merger and to consummate the other transactions contemplated hereby are, at the option of USLICO, also subject to the fulfillment at or prior to the Closing of the following conditions:

        (a) The representations and warranties of NCI contained in Section 2.1 shall be accurate in all material respects as of the date of this Agreement, and there shall be no inaccuracy in any such representations and warranties as of the Closing Date except to the extent that any such inaccuracy individually or in the aggregate does not constitute a material adverse change in the financial condition, results of operations or businesses of NCI and the NCI Subsidiaries, taken as a whole; all of the terms, covenants and conditions of this Agreement to be complied with and performed by NCI at or before the Closing shall have been duly complied with and performed in all material respects; and a certificate to the foregoing effect dated as of the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of NCI shall have been delivered to USLICO.

        (b) Since the date of this Agreement, no material adverse change in the financial condition, results of operations or businesses of NCI and the NCI Subsidiaries, taken as a whole, shall have occurred (excluding for these purposes the effect of any conditions, events and developments adversely affecting the life insurance industry generally), and a certificate to such effect dated as of the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of NCI shall have been delivered to USLICO.

        (c) On the date of the Joint Proxy Statement, the USLICO Board shall have received from Merrill Lynch, Pierce, Fenner & Smith Incorporated a written update, dated as of such date, confirming the opinion referred to in
    Section 2.2(n).

        (d) NCI shall have taken such action as may be necessary to appoint or elect to the NCI Board the person designated by the USLICO Board as contemplated by Section 4.10.

        (e) USLICO shall have received written opinions of counsel to NCI and general counsel or associate general counsel of NCI, dated as of the Closing Date, substantially to the effect set forth in Exhibit 6.3(e) hereto.

        (f) The USLICO Board shall have received a written opinion of counsel to USLICO, in form and substance reasonably satisfactory to the USLICO Board, dated as of the Closing Date, to the effect that the Merger will qualify as a reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Code.

VII.  MISCELLANEOUS

    7.1 TERMINATION. This Agreement may be terminated and the Merger and the other transactions contemplated herein may be abandoned at any time prior to the Effective Time, whether prior to or after approval by the stockholders of NCI or the shareholders of USLICO:

        (a) By mutual consent of the NCI Board and the USLICO Board.

        (b) By the NCI Board or the USLICO Board, if the Merger shall not have been consummated on or before June 30, 1995 (unless such circumstance is the result of a breach of the terms hereof in any material respect by the party asserting the termination right).

        (c) By the NCI Board or the USLICO Board, if the Merger and this Agreement shall have been submitted to a vote of the stockholders of NCI or the shareholders of USLICO and shall not have been approved by the requisite votes.

        (d) By the USLICO Board, if a condition to USLICO's obligations to close set forth in Article VI of this Agreement cannot be met on the Closing Date and is not waived; provided however, that with respect to the failure to satisfy a condition under Section 6.3(a) that is capable of being cured within 30 days, the right of the USLICO Board to terminate this Agreement shall exist only if the failure to satisfy such condition is not cured within 30 days after written notice by USLICO to NCI of such condition.

        (e) By the NCI Board, if a condition to NCI's obligations to close set forth in Article VI of this Agreement cannot be met on the Closing Date and is not waived; provided however, that with respect to the failure to satisfy a condition under Section 6.2(a) that is capable of being cured within 30 days, the right of the NCI Board to terminate this Agreement shall exist only if the failure to satisfy such condition is not cured within 30 days after written notice by NCI to USLICO of such condition.

        (f) By the NCI Board or the USLICO Board, if a final unappealable order to restrain, enjoin or otherwise prevent, or awarding substantial damages in connection with, the consummation of the Merger or the other transactions contemplated hereby shall have been entered by a court of competent jurisdiction.

        (g) By the NCI Board or the USLICO Board, if the USLICO Board does not make to the shareholders of USLICO a favorable recommendation with respect to the Merger or such recommendation is modified or withdrawn in a way detrimental to NCI (and NCI and USLICO agree that a determination by the USLICO Board not to call the meeting of shareholders contemplated by Section
    3.3 or the cancellation or adjournment of such meeting without a vote on the Merger and this Agreement being taken (except under circumstances where USLICO is otherwise attempting to secure a vote of its shareholders in favor of approval and adoption of the Merger and this Agreement) shall be deemed to be such a failure to make or withdrawal of such recommendation).

        (h) By the NCI Board or the USLICO Board (during the period commencing on the Approval Date and ending on the second business day following the Approval Date), if the Exchange Price is $25.36 or less.

        (i) By the NCI Board or the USLICO Board, if the Rights are triggered and are not redeemed, so that they may be exercised and traded separately pursuant to the NCI Rights Agreement, or the USLICO Rights are triggered and are not redeemed so that they may be exercised and traded separately pursuant to the USLICO Rights Agreement.

    7.2 EFFECT OF TERMINATION. In the event of any termination of this Agreement pursuant to Section 7.1, NCI and USLICO shall have no obligation or liability to each other except that (a) the provisions of the last two sentences of Sections 3.5 and 4.6, the provisions of Section 5.1 and the provisions of the USLICO Option Agreement shall survive any such termination, and (b) nothing herein and no termination pursuant hereto shall relieve any party from liability for any breach of this Agreement.

    7.3 WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is, or whose stockholders or shareholders are, entitled to the benefits thereof. This Agreement may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto; provided however, that after this Agreement has been approved and adopted by the stockholders of NCI and the shareholders of USLICO this Agreement may be amended only as may be permitted by applicable provisions of the Delaware Law and the Virginia Law.

    7.4   NONSURVIVAL OF  REPRESENTATIONS AND WARRANTIES.   No representation or
warranty in this Agreement shall survive the consummation of the Merger.

    7.5 PUBLIC STATEMENTS. NCI and USLICO agree to consult with each other prior to issuing any press release or otherwise making any public statement or disclosure with respect to the transactions contemplated hereby, and neither will issue any such press release or make any such public statement or disclosure prior to such consultation, except as may be required by law or applicable stock exchange policy.

    7.6    KNOWLEDGE.   All  references  in  this Agreement  to  knowledge  of a
corporation shall be deemed to mean knowledge of any one or more of its executive officers.

    7.7   ASSIGNMENT.   This  Agreement will  not be  assignable by  the parties
hereto.

    7.8 NOTICES. All notices, requests, claims, demands and other communications hereunder will be in writing and will be given (and will be deemed to have been duly received if so given) by delivery by cable, telegram, telex, telecopy or by registered or certified mail, postage prepaid, return receipt requested, to the respective parties as follows:

       if to NCI:

           The NWNL Companies, Inc.
           20 Washington Avenue South
           Minneapolis, Minnesota 55401
           Attention: General Counsel

           Telephone Number: 612/372-5601
           Telecopy Number: 612/342-3966

               with a copy to:

           Faegre & Benson
           2200 Norwest Center
           90 South Seventh Street
           Minneapolis, Minnesota 55402
           Attention: Gerald T. Flom

           Telephone Number: 612/336-3112
           Telecopy Number: 612/336-3026

       and if to USLICO:

           USLICO Corporation
           4601 Fairfax Drive
           Arlington, Virginia 22203
           Attention: General Counsel

           Telephone Number: 703/875-3689
           Telecopy Number: 703/875-3873

               with a copy to:

           Rogers & Wells
           200 Park Avenue
           New York, New York 10166
           Attention: Paul C. Meyer

           Telephone Number: 212/878-8176
           Telecopy Number: 212/878-8375

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

    7.9  GOVERNING LAW.   THIS AGREEMENT SHALL BE  GOVERNED BY AND CONSTRUED  IN
ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

    7.10 SEVERABILITY. If any term, provision, covenant, agreement or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, agreements and restrictions of this Agreement will continue in full force and effect and will in no way be affected, impaired or invalidated.

    7.11 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be an original, but all of which together will constitute one and the same agreement.

    7.12 HEADINGS. The section headings herein are for convenience only and will not affect the construction hereof.

    7.13 ENTIRE AGREEMENT. This Agreement and the USLICO Option Agreement (a) constitute the entire agreement between the parties hereto and supersede all other prior agreements and understandings, both oral and written, between the parties relating to the subject matter hereof and thereof, and (b) except as provided in Section 4.11(e), do not confer upon any person or entity not a party hereto or thereto any rights or remedies hereunder or thereunder.

    IN WITNESS WHEREOF, NCI has caused this Agreement to be signed by its Chairman or its President or a Vice President and attested by its Secretary or an Assistant Secretary, and USLICO has caused this Agreement to be signed by its Chairman or its President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the date first above written.

                                                        THE NWNL COMPANIES, INC.

                  Attest:                                  By           /s/ JOHN G. TURNER
                                                   ---------------------------------------
                                                  Chairman and Chief Executive Officer
                 /s/ RICHARD R. CROWL
- - -------------------------------------------
            Assistant Secretary
                                                           USLICO CORPORATION

                  Attest:                            By        /s/ DANIEL J. CALLAHAN, III
                                                   ---------------------------------------
                                                  Chairman and Chief Executive Officer
                  /s/ JEFFREY P. HAHN
- - -------------------------------------------
                 Secretary

                                                                       EXHIBIT B

                                     [LOGO]
DONALDSON, LUFKIN & JENRETTE
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION - 140 BROADWAY, NEW YORK, NY 10005-1285 - (212) 504-3000

                                December 2, 1994

The Board of Directors
The NWNL Companies, Inc.
20 Washington Avenue South
Minneapolis, Minnesota 55401

Ladies and Gentlemen:

    You have requested our opinion as to the fairness from a financial point of view to the shareholders of The NWNL Companies, Inc. ("NWNL" or the "Company") of the consideration to be paid by the Company pursuant to the terms of the Agreement and Plan of Merger (the "Agreement") dated September 11, 1994, between the Company and USLICO Corporation ("USLICO").

    We understand that, pursuant to the Agreement, each share of USLICO common stock shall be exchangeable for and converted into the right to receive 0.690 of a share of Company common stock (the "Conversion Ratio"). The Conversion Ratio will be adjusted if the average of the per share closing sale prices of NWNL's common stock on the New York Stock Exchange Composite Tape for the 20 trading days ending three days prior to the closing (the "Average Price") is less than $28.26 or greater than $37.20. If the Average Price is greater than $37.20, an "Upper Collar" is imposed and the Conversion Ratio is reduced; the number of shares of NWNL common stock to be received for each share of USLICO will be the quotient (determined to the third decimal place without rounding) obtained by dividing $25.669 by the Average Price. If the Average Price is less than $28.26 and greater than $25.36, a "Lower Collar" is imposed and the Conversion Ratio is increased; the number of shares of NWNL common stock to be received for each share of USLICO common stock will be the quotient (determined to the third decimal place without rounding) obtained by dividing $19.50 by the Average Price (the "Increased Ratio"). At NWNL's option, if the Average Price is less than $28.26 and greater than $25.36, NWNL may designate a ratio of 0.690 or a ratio between 0.690 and the Increased Ratio (the "Designated Ratio") provided that NWNL pays to USLICO shareholders for each share of USLICO common stock cash equal to the difference between $19.50 and the value of NWNL shares received at the Designated Ratio. At Average Prices equal to or below $25.36, either party may terminate the Agreement or they may agree on a revised ratio.

    In conjunction with the merger, USLICO will pay to its shareholders a special cash dividend of $0.45 per share of USLICO common stock and redeem the rights under the USLICO Share Rights Plan at a redemption price of $0.05 per right. As a result of these payments, each USLICO shareholder will receive an aggregate payment of $0.50 per share of USLICO common stock.

    In arriving at our opinion, we have reviewed the Agreement and the draft of the Joint Proxy Statement/Prospectus. We also have reviewed financial and other information that was publicly available or furnished to us by the Company and USLICO including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were certain financial projections of USLICO for fiscal year 1994 through 1996 prepared by the management of USLICO, certain financial projections of the Company for fiscal years 1995 through 1999 prepared by the management of the Company, certain financial projections of USLICO for fiscal years 1995 through 1999 prepared by the management of the Company and certain projections of expense savings for fiscal years 1995 through 1999 prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company and USLICO with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of USLICO and the Company, reviewed prices and premiums paid in other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion, including utilizing materials prepared by the actuarial firm of Milliman & Robertson, Inc. to determine the value of USLICO's in-force business and projected future results. In addition, based on discussions with the Company, we assumed that the Company would redeem USLICO's outstanding convertible debentures immediately after the merger and replace them with fixed rate debt.

    In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and USLICO or their respective representatives, or that was otherwise reviewed by us. In particular, we have relied, without independent investigation, upon the estimates of the management of the Company of the expense savings achievable as a result of the merger and upon our discussion of such expense savings with the management of USLICO. With respect to the financial projections supplied to us, we have assumed that they are based on reasonable assumptions and reflect the best currently available estimates and judgments of the managements of the Company and USLICO as to the future operating and financial performance of the Company and USLICO. We did not assume any responsibility for making an independent evaluation of the Company's or USLICO's assets or liabilities nor for making an independent verification of any of the information reviewed by us. We have relied as to all legal matters relating to the merger on advice of counsel to the Company.

    Our opinion is necessarily based on general economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which the Company's common stock will actually trade at any time. This opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote with respect to the merger.

    Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. DLJ has performed investment banking and other services for the Company in the past and has been compensated for such services. DLJ was lead manager in September 1993 of an offering by the Company of 1,750,000 shares of common stock and DLJ was a co-manager in August 1993 of an offering by the Company of $120,000,000 of senior notes. In addition, DLJ acted as financial advisor to the Company in February 1992 with respect to the divestiture by the Company of Chartwell Re Corporation and in June 1991 with respect to the divestiture by the Company of Merastar Insurance Company. In the ordinary course of its business, DLJ may trade securities of NWNL or USLICO for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the consideration to be paid by the Company pursuant to the Agreement is fair to the shareholders of the Company from a financial point of view.

                                          Very truly yours,


                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                                                       EXHIBIT C
   [LOGO]

                                December 2, 1994

Board of Directors
USLICO Corporation
4601 Fairfax Drive
Arlington, VA 22203-0700

Gentlemen:

    USLICO Corporation ("USLICO" or the "Company") and The NWNL Companies, Inc. (the "Acquiror") have entered into an Agreement and Plan of Merger dated as of September 11, 1994 (the "Agreement") pursuant to which the Company will be merged with the Acquiror in a transaction (the "Merger") in which each outstanding share of the Company's common stock, par value $1.00 per share (the "Shares"), will be converted into the right to receive 0.69 shares of the common stock, no par value, of the Acquiror (the "Acquiror Shares"), subject to adjustment and possible payment of cash in certain amounts under certain circumstances as provided in the Agreement. The Merger will also provide for USLICO to make a $0.45 special cash dividend and a $0.05 payment for redemption of the USLICO common stock rights per share of common stock of the Company (collectively, the "Dividends"). The Acquiror Shares, possible cash payments and Dividends to be received by the USLICO shareholders, as provided for in the Agreement, are herein referred to as Consideration. The Merger is expected to be considered by the shareholders of the Company at a special shareholders' meeting expected to be held in January 1995 and consummated on or shortly after the date of such meeting, assuming shareholder approval.

    You have asked us whether, in our opinion, the proposed Consideration to be received by the holders of the Shares in the Merger, taken as a whole, is fair to such shareholders from a financial point of view.

    In arriving at the opinion set forth below, we have, among other things:

     (1) Reviewed the Company's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended December 31, 1993, and the Company's Forms 10-Q and the related unaudited financial information for the quarterly periods ended March 31, 1994, June 30, 1994 and September 30, 1994;

     (2) Reviewed the Acquiror's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended December 31, 1993, and the Acquiror's Forms 1O-Q and the related unaudited financial information for the quarterly periods ended March 31, 1994, June 30, 1994 and September 30, 1994;

     (3) Reviewed the draft December 31, 1993 Actuarial Valuation of USLICO Life Insurance Companies as supplemented, prepared by Ronald M. Wolf, F.S.A., M.A.A.A., of Tillinghast, a Towers Perrin Company;

     (4) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets and prospects of the Company and the Acquiror, furnished to us by the Company and the Acquiror, respectively;

     (5) Conducted discussions with members of senior management of the Company and the Acquiror concerning their respective businesses, financial condition and prospects;

     (6) Reviewed the historical market prices and trading activity for the Shares and the Acquiror Shares;

     (7) Compared the results of operations and historical market prices of the Company and the Acquiror with those of certain companies which we deemed to be reasonably similar to the Company and the Acquiror, respectively;

     (8) Compared the proposed financial terms of the Merger with the financial terms of certain other mergers and acquisitions in the insurance industry specifically and other industries generally which we deem to be relevant;

     (9) Reviewed the Agreement and the Stock Option Agreement dated September 11, 1994 between the Company and the Acquiror;

    (10) Reviewed a draft copy of the Joint Proxy Statement/Prospectus dated December 2, 1994; and

    (11) Reviewed such other financial studies and analyses and performed such other investigations and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

    In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company and the Acquiror, and we have not independently verified such information or undertaken an independent appraisal of the assets or liabilities of the Company or the Acquiror. With respect to the financial forecasts furnished by the Company and the Acquiror, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or the Acquiror's management as to the expected future financial performance of the Company or the Acquiror, as the case may be.

    We have, in the past, provided financial advisory and financing services to the Company and the Acquiror and have received fees for the rendering of such services.

    On the basis of, and subject to the foregoing, we are of the opinion that the Consideration to be received by the holders of the Shares pursuant to the Merger is fair to such shareholders from a financial point of view.


                                         Very truly yours.
                                         MERRILL LYNCH, PIERCE, FENNER
                                         & SMITH INCORPORATED


                                         By /s/ EDWARD V. BLANCHARD

                                           -------------------------------------

                                            MANAGING DIRECTOR
                                           INVESTMENT BANKING GROUP

                                                                      EXHIBIT 24

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of September 1994.

                                                   /s/ WAYNE R. HUNEKE

                                          --------------------------------------
                                                     Wayne R. Huneke

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ CAROLYN H. BALDWIN

                                          --------------------------------------
                                                    Carolyn H. Baldwin

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ F. CALEB BLODGETT

                                          --------------------------------------
                                                    F. Caleb Blodgett

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                     /s/ DAVID C. COX

                                          --------------------------------------
                                                       David C. Cox

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                     /s/ JAYE F. DYER

                                          --------------------------------------
                                                       Jaye F. Dyer

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                   /s/ JOHN H. FLITTIE

                                          --------------------------------------
                                                     John H. Flittie

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ LUELLA G. GOLDBERG

                                          --------------------------------------
                                                    Luella G. Goldberg

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                  /s/ WILLIAM A. HODDER

                                          --------------------------------------
                                                    William A. Hodder

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                   /s/ JAMES J. HOWARD

                                          --------------------------------------
                                                     James J. Howard

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of September 1994.

                                                    /s/ RANDY C. JAMES

                                          --------------------------------------
                                                      Randy C. James

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of September 1994.

                                                 /s/ RICHARD L. KNOWLTON

                                          --------------------------------------
                                                   Richard L. Knowlton

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                    /s/ DAVID A. KOCH

                                          --------------------------------------
                                                      David A. Koch

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                /s/ RICHARD M. KOVACEVICH

                                          --------------------------------------
                                                  Richard M. Kovacevich

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                    /s/ GLEN D. NELSON

                                          --------------------------------------
                                                      Glen D. Nelson

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of September 1994.

                                                   /s/ JAMES J. RENIER

                                          --------------------------------------
                                                     James J. Renier

                            THE NWNL COMPANIES, INC.

                               POWER OF ATTORNEY
                            OF DIRECTOR AND OFFICER

    The undersigned director and/or officer of The NWNL Companies, Inc., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke, Royce N. Sanner and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September 1994.

                                                    /s/ JOHN G. TURNER

                                          --------------------------------------
                                                      John G. Turner